Certain portions of this exhibit (indicated by “[***]”)

have been omitted pursuant to Item 601(b)(10) of

Regulation S-K. Such excluded information is not material

and would likely cause competitive harm to the registrant

if publicly disclosed.

Exhibit 10.2

Execution Version

AMENDED AND RESTATED

FIRM GATHERING AND PROCESSING AGREEMENT

This Amended and Restated Firm Gathering and Processing Agreement (this “Agreement”), dated as of May 27, 2022 (the “Signing Date”), but effective for all purposes as of 12:00 a.m. April 1, 2022 (the “Effective Date”), is by and between SN Catarina, LLC, a Delaware limited liability company (“Producer”), and Catarina Midstream, LLC, a Delaware limited liability company (“Gatherer”).  Producer and Gatherer may be referred to in this Agreement individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, Producer and Gatherer entered into that certain Firm Gathering and Processing Agreement (the “Original Gathering Agreement”), dated as of October 14, 2015 (the “Original Effective Date”) pursuant to which Gatherer provides certain gathering, transportation, and processing services to Producer;

WHEREAS, the Original Gathering Agreement was subsequently amended by that certain Amendment No. 1 to Firm Gathering and Processing Agreement, dated as of June 30, 2017 (the “First Amendment” and, the Original Gathering Agreement, as amended by the First Amendment, the “Prior Gathering Agreement”); and

WHEREAS, pursuant to Section 17.3 of the Prior Gathering Agreement, the Parties desire to amend and restate the Prior Gathering Agreement in its entirety in accordance with the terms of this Agreement, effective on the Effective Date.

NOW, THEREFORE, in consideration of the mutual covenants set forth in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Gatherer and Producer hereby agree as follows:

ARTICLE 1
DEFINITIONS
Section 1.1 Definitions.  As used in this Agreement, the following terms shall have the meanings set forth below:

“ACH” means Automated Clearing House or any successor thereto.

“Affiliate” means, when used with respect to any Person, any other Person that, directly or indirectly, through one or more intermediaries, Controls, is Controlled by, or is under common Control with, such Person.  Notwithstanding anything to the contrary herein, in no event shall Gatherer, Evolve or any of their subsidiaries be deemed to be an Affiliate of Producer, Mesquite Energy or any of their subsidiaries.

“Agreement” has the meaning set forth in the preamble.

“AGA” means American Gas Association.

“ANSI” means American National Standards Institute.

“API” means American Petroleum Institute.

“Applicable Law” means, with respect to any Person, all laws, statutes, codes, acts, treaties, ordinances, orders, judgments, writs, decrees, injunctions, rules, regulations, governmental approvals, licenses and permits, directives and requirements of all Governmental Authorities, including all official interpretations thereof by any such Governmental Authorities, as in effect at any time or from time to time and, in each case, applicable to or binding upon such Person.

“Assumed Obligations” has the meaning set forth in Article 13.

“Barrel” and “Bbl” mean 42 U.S. liquid Gallons.

“BLS” has the meaning set forth in Section 5.3.

“Btu” means a British thermal unit, which is the amount of heat required to raise the temperature of one pound of pure water from fifty-nine degrees (59°) Fahrenheit to sixty degrees (60°) Fahrenheit.

“Business Day” means any Day on which the Federal Reserve member banks in Houston, Texas are open for business.

“Central Prevailing Time” means Central Standard Time or Central Daylight Time in effect in Houston, Texas, as in effect at the time of determination.

“CGP” means a central gathering point directly connected to the Gathering System, as such points are specified on Exhibit A hereto and any other points added from time to time and mutually agreed by the Parties in writing.  Exhibit A shall be deemed to be amended from time to time to add additional CGPs in accordance with the terms of Section 3.7.

“Change in Law” means (i) the adoption, promulgation, repeal or modification after the Effective Date of any Applicable Law, (ii) the imposition after the Effective Date of any term or condition in connection with the issuance, renewal, extension, replacement or modification of any approval of any Governmental Authority that establishes new, additional or modified requirements for the operation of the Gathering System, (iii) the non-approval or non-renewal of any approval of any Governmental Authority, or the renewal of the same on terms more onerous for Gatherer than originally issued, other than as a result of Gatherer’s action or inaction in violation of

Applicable Law, or (iv) any other restrictions or restraints imposed by Applicable Law after the Effective Date that were not in effect on or prior to the Effective Date; provided that, “Change in Law” shall not apply to taxes or tax laws of any kind (whether imposed by the United States, the State of Texas or any other Governmental Authority or imposed on or measured by income, gross receipts, assessed value, the provision of gathering or other services hereunder or otherwise).

“Compression Fuel” means the quantity of Gas (expressed in Mcf) utilized in Gatherer’s operation of the Gathering System, including field compression facilities for fuel and other uses, including fuel equivalents and use requirements.

“Control” (including its derivatives and similar terms) means (a) with respect to any Person, possessing, directly or indirectly, the power to direct or cause the direction of the management and policies of any such relevant Person by ownership of voting interest, by contract or otherwise; provided, however, that solely having the power to act as the operator of a Person’s day-to-day commercial operations, without otherwise having the direct or indirect power to direct or cause the direction of the management and policies of such Person, shall not satisfy the foregoing definition of “Control” and (b) with respect to any Products or water, such Products or water with respect to which Producer has the contractual right or obligation (pursuant to a marketing, gathering, transportation, processing, agency, operating, unit or similar agreement) to market, gather, transport or process such Products or water and Producer elects or is obligated to market, gather, transport or process such Products or water.

“COPAS” means Council of Petroleum Accountants Society.

“CPI” has the meaning set forth in Section 5.3.

“Cubic Feet” or “Cubic Foot” means the volume of Gas, corrected for water vapor, which occupies one cubic foot of space at a temperature of sixty degrees (60°) Fahrenheit and an absolute pressure of 14.73 pounds psia.

“Day” means the period of time beginning at 9:00 a.m. Central Prevailing Time on any calendar day and ending at 9:00 a.m. Central Prevailing Time on the calendar day immediately following.

“Dedicated Acreage” means: (i) at all times from the Original Effective Date, Producer’s acreage as described on Exhibit C - Part 1(a), attached hereto and made a part hereof, including, for the avoidance of doubt, the Dedicated Instruments in existence as of the Original Effective Date and at any time between the Original Effective Date and the Effective Date, and (ii) effective as of the Effective Date, Producer’s acreage as described on Exhibit C - Part 1(b), attached hereto and made a part hereof, including, for the avoidance of doubt, the Dedicated Instruments.

“Dedicated Deeds” means Producer’s mineral deeds covering any portion of the Dedicated Acreage, now existing or hereafter acquired, including those mineral deeds set forth on Exhibit C - Part 2 attached hereto and made a part hereof, in each case, to the extent, and only to the extent, that such mineral deeds cover the Dedicated Acreage.

“Dedicated Instruments” means the Dedicated Deeds and the Dedicated Leases.

“Dedicated Leases” means Producer’s mineral leases covering any portion of the Dedicated Acreage, now existing or hereafter acquired, as such mineral leases may be in effect during the Term, including those mineral leases set forth on Exhibit C – Part 3 attached hereto and made a part hereof, in each case, to the extent, and only to the extent, such mineral leases cover the Dedicated Acreage.

“Dedicated Products” means, subject to Section 3.1(a), Producer’s Products that are produced from any well(s) located on the Dedicated Acreage.

“Default” has the meaning set forth in Section 14.1.

“Delivery Point(s)” means the points specified as “Delivery Points” on Exhibit A attached hereto and any other points that may be added from time to time and mutually agreed by the Parties in writing.  Exhibit A shall be deemed to be amended from time to time to add additional Delivery Points in accordance with the terms of Section 3.7.

“Disconnect” has the meaning set forth in Section 17.6.

“Disputing Party” has the meaning set forth in Section 5.4.

“Disruption” has the meaning set forth in Section 3.4.

“Drilling Plan” has the meaning set forth in Section 3.10  .

“Eastern Catarina” means the eastern portion of the Dedicated Acreage as described on Exhibit C – Part 1(d), attached hereto and made a part hereof.

“EBB” has the meaning set forth in Section 6.1.

“Effective Date” has the meaning set forth in the preamble.

“EFM” means electronic flow measurement system.

“Emissions” means any gaseous, liquid, solid or other substance emitted by the Gathering System. Emissions include, carbon dioxide, sulfur dioxide, nitrogen oxides, mercury and volatile organic material.

“Evolve” means Evolve Transition Infrastructure LP, a Delaware limited partnership and the sole member of Gatherer.

“Exhibit” and “Exhibits” have the meanings set forth in Section 1.3.

“Existing Production” means only those Producer’s Products owned or Controlled by Producer or any of its Affiliates that are produced and saved from the Dedicated Acreage from a well with a well name and API number listed on Exhibit G as of the Effective Date.

“Firm” means, with respect to those obligations of a Party pursuant to this Agreement that are designated as such, that such Party may interrupt its performance without liability only to the extent its performance is prevented by an event of Force Majeure or as otherwise specifically

allowed for in this Agreement (including Section 14.2   or any curtailment by Gatherer pursuant to the terms of Section 3.5).

“First Amendment” has the meaning set forth in the recitals.

“FL&U” means the aggregate of (i) Producer’s pro rata share of Products that is lost and Products that are unaccounted for in the Gathering System; plus (ii) Producer’s share of Compression Fuel; plus (iii) Producer’s Gas used by Gatherer to generate electricity at the South Appraisal Separator (as shown on Exhibit F attached hereto).  “FL&U” includes Products lost as a result of, but not limited to, leakage, venting or flaring, discrepancies due to meter inaccuracies or variations of temperature and/or pressure, and any Products that are unaccounted for (whether or not arising from the foregoing causes).

“FL&U Maximum” means, (i) [***]% with respect to any Month in which the average daily volumes of Producer’s Gas are less than [***] Mcf per day, and (ii) [***]% with respect to any Month in which the average daily volumes of Producer’s Gas are greater than [***] Mcf per day.

“Force Majeure” has the meaning set forth in Section 11.1.

“Future Projects” has the meaning set forth in Section 3.7.

“Gallon” means a United States gallon of two hundred thirty-one (231) cubic inches of liquid at sixty degrees (60°) Fahrenheit, and at the equivalent vapor pressure of the liquid.

“Gas” means natural gas produced from gas wells and gas produced in association with oil (casing head gas) from oil wells, and includes all hydrocarbons and non-hydrocarbons produced with the gas.

“Gatherer” has the meaning set forth in the preamble.

“Gatherer Group” means Gatherer, its Affiliates and each of their respective employees, officers, directors, partners, equityholders, members, managers, agents, representatives, contractors, sub-contractors, invitees and insurers.

“Gatherer HP Measurement Points” means the inlet to: (i) the CPF-A HP Separator, and (ii) the CPF-D HP Separator, as each is shown on the schematic in Exhibit F.

“Gatherer LP Measurement Points” means the inlet to: (i) the South Appraisal Separator, (ii) the CPF-A LP Separator, and (iii) the CPF-D LP Separator, as each is shown on the schematic in Exhibit F.

“Gatherer Pressure Measurement Points” means the Gatherer HP Measurement Points and the Gatherer LP Measurement Points.

“Gathering and Processing Fee” has the meaning set forth in Section 5.1.

“Gathering System” means the gathering pipeline, transportation and processing system connecting the Receipt Points to the Delivery Point(s) and providing the gathering, transportation and processing services contemplated in this Agreement, as further initially depicted and described on Exhibit D and including, for the sake of clarity, any existing or additional CGPs, Delivery Points, Receipt Points and Future Projects.

“Governmental Authority” means any legislature, court, tribunal, arbitrator or arbitral body, authority, agency, commission, division, board, bureau, branch, official or other instrumentality of the U.S., or any domestic state, county, city, tribal or other political subdivision, governmental department or similar governing entity, and including any governmental, quasi-governmental or non-governmental body exercising similar powers of authority.

“GPA” means Gas Processors of America.

“Gross Heating Value” means the number of Btus produced by the combustion, on an as delivered basis and at a constant pressure, of the amount of the Gas which would occupy a volume of one (1) Cubic Foot at a temperature of sixty degrees (60°) Fahrenheit and at a pressure of fourteen and seventy-three hundredths (14.73) psia, with air of the same temperature and pressure as the Gas, when the products of combustion are cooled to the initial temperature of the Gas and air and when the water formed by combustion is condensed to the liquid state.

“Group” means Gatherer Group or Producer Group, as the context may dictate.

“Imbalance” has the meaning set forth in Section 6.5(a).

“Insolvency Event” means, with respect to any Person, such Person (i) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (ii) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due; (iii) makes a general assignment, arrangement or composition with or for the benefit of its creditors; (iv) institutes or has instituted against it, a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors’ rights, or a petition is presented for its winding-up or liquidation by it or a regulator, supervisor or similar official, in each case which is not dismissed, discharged, stayed or restrained in each case within fifteen (15) Days of the institution or presentation thereof; (v) has a resolution passed for its winding-up, dissolution or liquidation (other than pursuant to a consolidation, amalgamation or merger); (vi) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets; (vii) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within fifteen (15) Days thereafter; (viii) causes or is subject to any event with respect to it that, under Applicable Law, has an analogous effect to any of the events specified in clauses (i) to (vii) above (inclusive); or (ix) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts.

“MAOP” means the maximum allowable operating pressure at which the Gathering System may be operated, which may be different for different segments of the Gathering System.

“Maximum Daily Quantity” and “MDQ” mean, for any applicable Day, the lesser of (i) the sum of the Maximum Delivery Capacity of the Delivery Points on such Day and (ii) the sum of the Maximum Receipt Capacity of the Receipt Points on such Day.

“Maximum Delivery Capacity” means the maximum volume that Gatherer is obligated to deliver to each Delivery Point on any Day (beginning on the Effective Date), as specified in Exhibit A, as may be amended by mutual agreement of the Parties from time to time.

“Maximum Receipt Capacity” means the maximum volume that Gatherer is obligated to receive at any Receipt Point on any Day (beginning on the Effective Date), as specified on Exhibit A, as may be amended by mutual agreement of the Parties from time to time.

“Maximum Gathering Pressure” means, (i) with respect to the pressure at any of the Gatherer HP Measurement Points, a maximum pressure of [***] psig, and (ii) with respect to the pressure at any of the Gatherer LP Measurement Points, a maximum pressure of [***] psig, in each case, but not to exceed the MAOP, unless another maximum pressure(s) is agreed upon by the Parties in writing.

“Mcf” means 1,000 Cubic Feet of Gas.

“Mesquite Energy” means Mesquite Energy, Inc., a Delaware corporation and the parent company of Producer.

“Month” means a period beginning at 9:00 a.m. Central Prevailing Time on the first Day of a calendar month and ending at 9:00 a.m. Central Prevailing Time on the first Day of the calendar month immediately thereafter.

“NAESB” means North American Energy Standards Board, or its successors.

“Net Delivery Quantity” means the aggregate quantity of Gas and Oil equal to the aggregate quantity of Producer’s Products, stated in Mcf or Bbl, respectively, received by Gatherer at the Receipt Points, less (i) FL&U, (ii) Producer’s Gas consumed as Other System Fuel, and (ii) shrinkage attributable to Producer’s Condensate.

“New Production” means all Producer’s Products owned or Controlled by Producer or any of its Affiliates that are produced and saved from any well with a well name and API number that is not listed on Exhibit G as of the Effective Date.

“Non-Disputing Party” has the meaning set forth in Section 5.4.

“Oil” means a mixture of hydrocarbons that exist in a liquid state in natural underground reservoirs and that remain liquid at atmospheric pressure after passing through mechanical separating facilities.

“Original Effective Date” has the meaning set forth in the recitals.

“Original Gathering Agreement” has the meaning set forth in the recitals.

“Other System Fuel” has the meaning set forth in Section 17.1(b).

“Party” or “Parties” has the meaning set forth in the preamble.

“Person” includes any individual, firm, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization, or Governmental Authority.

“Prior Gathering Agreement” has the meaning set forth in the recitals.

“Primary Term” has the meaning set forth in Section 9.1.

“Producer” has the meaning set forth in the preamble.

“Producer Group” means Producer, its Affiliates and each of their respective employees, officers, directors, partners, equityholders, members, managers, agents, representatives, contractors, sub-contractors, invitees and insurers.

“Producer Pressure Measurement Points” means the inlet to (i) the NC Boost Separator, and (ii) the SC Boost Separator, as each is shown on the schematic in Exhibit F.

“Producer’s Condensate” or “Condensate” means the liquid products of oil wells and gas wells resulting from condensation of petroleum hydrocarbons recovered as a result of separation or processing in the Gathering System or as a result of Gatherer’s operations hereunder.

“Producer’s Gas” means all Gas that is owned or Controlled by Producer or its Affiliates and produced and saved from, or attributable to, the Dedicated Acreage.

“Producer’s Maximum Gathering Pressure” means with respect to the pressure at any Producer Pressure Measurement Point, a maximum inlet pressure of [***] psig.

“Producer’s Oil” means all Oil that is owned or Controlled by Producer or its Affiliates and produced and saved from, or attributable to, the Dedicated Acreage.

“Producer’s Products” or “Products” means all Oil, Gas and other hydrocarbons (including all components contained therein and water therewith) that are owned or Controlled by Producer or its Affiliates and produced and saved from, or attributable to, the Dedicated Acreage.

“psia” means pounds per square inch absolute.

“psig” means pounds per square inch gauge.

“Receipt Point(s)” means the flange on the Gathering System for those points listed under the “Receipt Points” column on Exhibit A and any other points added from time to time and mutually agreed by the Parties; provided, Exhibit A shall be deemed to be amended from time to time to add additional Receipt Points required in connection with any Future Project approved in accordance with the terms of Section 3.7  .

“Renewal Term” has the meaning set forth in Section 9.1.

“Representatives” has the meaning set forth in Section 17.5.

“Resolution Period” has the meaning set forth in Section 4.6  .

“Rules” has the meaning set forth in Section 15.2(a).

“Scheduled Quantity” means the quantity of Producer’s Products (expressed in Unit of Volume) to be received under this Agreement at each Receipt Point, subject to Producer’s compliance with the nomination procedures set forth in this Agreement.

“Signing Date” has the meaning set forth in the preamble.

“SN Operating” means SN Operating, LLC, a Texas limited liability company and Affiliate of Producer.

“Subject Well” has the meaning set forth in Section 3.7(a)(ii)(B).

“Term” has the meaning set forth in Section 9.1.

“Termination Notice” has the meaning set forth in Section 9.1.

“Third Party Commitments” has the meaning set forth in Section 3.1  (a).

“Unit of Volume” means as measured by the applicable commodity increment (Mcf or Barrel).

“Western Catarina” means the western portion of the Dedicated Acreage as described on Exhibit C – Part 1(c), attached hereto and made a part hereof.

Section 1.2 Rules of Interpretation.  All references in this Agreement to articles, sections, subsections, Exhibits and other subdivisions refer to corresponding articles, sections, subsections, Exhibits and other subdivisions of this Agreement unless expressly provided otherwise.  Titles appearing at the beginning of any articles, sections, subsections, Exhibits and subdivisions are for convenience only and will not constitute part of such articles, sections, subsections, Exhibits and subdivisions and will be disregarded in construing the language contained in such articles, sections, subsections, Exhibits and subdivisions.  The words “this Agreement,” “herein,” “hereof,” “hereby,” “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited.  Words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires.  Pronouns in masculine, feminine and neuter genders will be construed to include any other gender.  This Agreement will inure to the benefit of and be binding upon the Parties and their respective successors and permitted assigns.  Examples will not be construed to limit, expressly or by implication, the matter they illustrate.  The word “includes” and its derivatives means “includes, but is not limited to” and corresponding derivative expressions.  Where a date or time period is specified, it will be deemed inclusive of the last day in such period or the date specified, as the case may be.  No consideration will be given to the fact or presumption that one Party had a greater or lesser hand in drafting this Agreement.
Section 1.3 Exhibits.  The following exhibits (collectively “Exhibits”, and each an “Exhibit”) are attached to, form part of, and are incorporated herein by reference as though contained in the body of this Agreement:

Exhibit A-Receipt Points (and CGPs); Delivery Point(s)

Exhibit B-Fees

Exhibit C - Part 1 -Dedicated Acreage

Exhibit C - Part 2 -Dedicated Deeds

Exhibit C - Part 3 -Dedicated Leases

Exhibit D-Gathering System

Exhibit E -Memorandum of Agreement

Exhibit F-Pressure Measurement Schematics

Exhibit G-Existing Wells

Whenever any term or condition, whether express or implied, of any Exhibit conflicts with or is at variance with any term or condition of the body of this Agreement, the latter will prevail to the extent of such conflict or variance.

ARTICLE 2
GATHERER AND PRODUCER FACILITIES
Section 2.1 Grant of Producer’s Land Rights.  Producer, at its sole cost and expense, shall acquire rights of way and construct, operate, and maintain such facilities upstream of the Receipt Points as are necessary for Producer to deliver Producer’s Products to Gatherer in accordance with this Agreement.  Producer hereby grants to Gatherer or its designee, pursuant and subject to the terms and conditions of the Dedicated Leases, and otherwise insofar as Producer has the legal right to do so without the incurrence of additional expense, the nonexclusive right of ingress and egress over, across and under all lands and leaseholds or premises of Producer, for the construction, maintenance and operation of pipelines and other facilities necessary or convenient for the gathering, compression, separation, processing and redelivery of Producer’s Products under this Agreement including, for the sake of clarity, any repair, replacement or expansion of the Gathering System.  Producer shall use commercially reasonable efforts to maintain in force and effect the underlying agreements (such as the Dedicated Leases and any other lease, easement or surface use agreement) that govern the rights granted pursuant to this Section 2.1.  Such rights shall terminate with respect to a given property without liability to Producer if Producer, acting in a commercially reasonable manner, loses its rights to the applicable property. All operations conducted by Gatherer on such lands and leaseholds shall be carried out in a manner that does not materially interfere with the operations of Producer and shall be conducted in accordance with standards customary in the industry and in compliance with the terms and conditions of applicable underlying agreements (such as any lease, easement or surface use agreement) with respect to its operations and all Applicable Laws.  EACH PARTY AGREES TO INDEMNIFY, DEFEND, AND HOLD THE OTHER PARTY’S GROUP HARMLESS FROM AND AGAINST ALL LOSSES, DAMAGES, CLAIMS, ACTIONS, EXPENSES AND LIABILITIES (OF WHATSOEVER NATURE WHETHER ARISING OUT OF CONTRACT, TORT OR STRICT LIABILITY, INCLUDING

COURT COSTS AND REASONABLE ATTORNEYS’ FEES, INJURY TO AND DEATH OF PERSONS, PROPERTY DAMAGE CLAIMS, OR PENALTIES FOR ENVIRONMENTAL DAMAGE, POLLUTION AND CONTAMINATION) ARISING OUT OF, RESULTING FROM OR RELATING TO (1) THE ACTS OR OMISSIONS OF A MEMBER OF THE FIRST PARTY’S GROUP IN CONNECTION WITH SUCH PERSON’S USE OF THE RIGHTS, OR FAILURE TO COMPLY WITH THE OBLIGATIONS, SET FORTH IN THIS SECTION 2.1 OR THE DEDICATED INSTRUMENTS, EXCEPT TO THE EXTENT THAT ANY OF THE ABOVE IN THIS SENTENCE ARE CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF A MEMBER OF THE INDEMNIFIED PARTY’S GROUP, AND (2) SUBJECT TO THE TERMS AND CONDITIONS OF ANY SUBSEQUENT SIGNED AGREEMENT BETWEEN OR AMONG THE PARTIES AND/OR THEIR AFFILIATES ADDRESSING SUCH MATTERS, AND WITHOUT DUPLICATION, LIMITATION OR EXPANSION OF THE OTHER INDEMNITIES PROVIDED FOR IN THIS AGREEMENT, THE ACTS OR OMISSIONS OF A MEMBER OF THE FIRST PARTY’S GROUP FOR WHICH THE OTHER PARTY MAY BE LIABLE SOLELY BY VIRTUE OF ANY PROVISION IN THE DEDICATED INSTRUMENTS PURSUANT TO WHICH SUCH OTHER PARTY MAY BE JOINTLY AND SEVERALLY LIABLE FOR THE ACTS OR OMISSIONS OF A MEMBER OF THE FIRST PARTY’S GROUP.
Section 2.2 Producer’s Dedication.  Effective as of the Effective Date, Producer exclusively dedicates and commits the Dedicated Acreage in accordance with the terms of the Dedicated Instruments to this Agreement and to deliver to Gatherer under this Agreement, as and when produced, (a) all of the Dedicated Products and water owned by Producer and (b) all of the third party Gas, Oil and water under the Control of Producer, in each case produced during the Term from the Dedicated Acreage. The Gathering and Processing Fee provided for herein, and the dedication contemplated hereby, shall apply to (i) all of the Dedicated Products and water owned by Producer and (ii) all of the third party Gas, Oil, other hydrocarbons and water under the Control of Producer, in each case produced during the Term from and/or attributable to the Dedicated Acreage, including, all of the foregoing produced from wells or leases within or covering any portion of the Dedicated Acreage, now existing, or acquired or developed. Notwithstanding anything herein to the contrary, the dedication and commitment of the “Dedicated Acreage” to Gatherer under the Original Gathering Agreement or Prior Gathering Agreement, as applicable, shall continue to exist and be dedicated and committed to Gatherer subject to, as of and from and after the Effective Date, the terms and conditions of this Agreement.
Section 2.3 Producer’s Reservations.  Producer reserves for itself the following rights:
(a)to operate (or cause to be operated) wells producing Producer’s Products in its sole discretion, including the right (but not the obligation) to drill new wells, repair and rework old wells, temporarily shut in wells, renew or extend, in whole or in part, any oil and gas lease or term mineral interest, and to cease production from or abandon any well or surrender any such oil and gas lease, in whole or in part, when no longer deemed by Producer to be capable of producing in paying quantities under normal methods of operation;
(b)to use Producer’s Gas for lease operations (including reservoir pressure maintenance) and water treatment facility operations relating to the lands within the Dedicated Acreage;

(c)to deliver such Producer’s Products or furnish such Producer’s Products to Producer’s lessors and holders of other burdens on production existing on the Effective Date with respect to such Producer’s Products as is required to satisfy the terms of the applicable oil and gas leases or other applicable instruments existing on the Effective Date;
(d)until the applicable Gathering System facilities are completed and ready for service with respect to a well or planned well, to temporarily connect wells or planned wells into other gathering systems; provided that such reservation shall be terminated as of the first Day of the next succeeding Month once such Gathering System facilities are completed and ready for service;
(e)to pool, communitize or unitize Producer’s interests with respect to Producer’s Products; provided that Producer’s share of Producer’s Products produced from such pooled, communitized, or unitized interests shall be committed and dedicated pursuant to this Agreement; and
(f)to retain all liquids separated from Producer’s Gas by the use of conventional lease separators prior to delivery of Producer’s Gas to Gatherer at the Receipt Points, provided that Producer will not be permitted to remove or recover hydrocarbons from Producer’s Gas other than through the use of conventional mechanical gas/oil field separators.
Section 2.4 Downstream Arrangements.  Producer shall, at its sole cost and expense throughout the term of this Agreement, secure adequate, uninterruptible transportation capacity and make appropriate arrangements to dispose of its Products downstream of the Delivery Point(s) in sufficient quantities to allow Gatherer to receive and deliver an amount of Producer’s Products each Day equal to the lesser of the MDQ and the amount of Producer’s Products actually delivered on the applicable Day.  Gatherer will reasonably cooperate with Producer in disposing of the Products downstream and in meeting the MDQ for each Day, but will not be required to pay any out-of-pocket costs or expenses with respect to such cooperation.
Section 2.5 Memorandum.  In connection with the execution of this Agreement and from time to time during the Term, the Parties will execute, acknowledge, deliver and record a “short form” memorandum of this Agreement substantially in the form of Exhibit E identifying the Dedicated Acreage and identifying the lands, leases and wells within the Dedicated Acreage in which Producer and its Affiliates own interests, which Producer will promptly file of record in the real property records of each county that contains Dedicated Acreage. Notwithstanding the foregoing, Gatherer shall also have the right to file and record such memorandum of this Agreement in the real property records of each county that contains Dedicated Acreage.
Section 2.6 Covenant Running with the Land.  The dedication and commitment made by Producer under this Agreement is a covenant running with the Dedicated Acreage.  In the event (a) Producer sells, transfers, conveys, assigns, grants or otherwise disposes of any or all of its interest in the Dedicated Acreage, then any such sale, transfer, conveyance, assignment, grant or other disposition shall be expressly subject to this Agreement, and (b) Gatherer sells, transfers, conveys, assigns, grants or otherwise disposes of any or all of its interest in the Gathering System, then any such sale, transfer, conveyance, assignment, grant or other disposition shall be expressly subject to this Agreement.

ARTICLE 3
RIGHTS AND OBLIGATIONS
Section 3.1 Producer’s Obligations.  Subject to the terms and conditions of this Agreement, as of the Effective Date, Producer’s obligations are as follows:
(a)To tender for delivery to Gatherer at the Receipt Points 100% of the Dedicated Products owned or Controlled by Producer or any of its Affiliates, which Producer hereby represents and warrants that it or its Affiliates own or have the right to deliver to Gatherer hereunder; provided, however, Producer shall have the right to comply with each gathering agreement or any commitment or arrangement (including any volume commitment) that would require Producer’s Products to be gathered on any gathering system or similar system other than the Gathering System (each a “Third Party Commitment”) that is applicable and in effect as of the date Producer acquires Control of any Oil, Gas and other hydrocarbons produced from lands covered by the Dedicated Acreage that was not under the Control of Producer as of the Effective Date. Notwithstanding the foregoing, Producer shall only have the right to comply with the applicable Third Party Commitment up to and until the first Day of the Month following termination of such Third Party Commitment (without giving effect to any right of Producer to renew or extend the term of such Third Party Commitment). Any Products that, but for a Third Party Commitment, would be considered Dedicated Products hereunder, shall automatically upon the termination of the applicable Third Party Commitment, be considered “Dedicated Products” hereunder and shall be dedicated pursuant to this Section 3.1(a).  As of the Effective Date, Producer represents that the Dedicated Acreage and the Dedicated Products are not subject to any Third Party Commitment.
(b)Subject to Section 3.7, to construct and operate any facility necessary to deliver Producer’s Products and water to the Receipt Points.
(c)Subject to Section 3.4, Section 3.5, and Section 3.7, not to deliver any Dedicated Products to any other gatherer, purchaser or marketer or other Person prior to delivery to Gatherer at the Receipt Points.

Except through the Gathering and Processing Fee or as otherwise expressly provided for in this Agreement (including in Section 3.7), Producer shall have no responsibility for the cost of the Gathering System or any facilities constructed or to be constructed by Gatherer.

Section 3.2 Gatherer’s Obligations.  Subject to the terms and conditions of this Agreement, as of the Effective Date, Gatherer’s obligations, which Gatherer will perform in a good and workmanlike manner in accordance with standards customary in the industry and in material compliance with Applicable Law, are as follows:
(a)subject to Section 3.7, to construct, install, own, operate, maintain, repair, restore, replace, reconstruct and remediate, at Gatherer’s sole cost, risk and expense, the Gathering System, including the facilities necessary to provide the gathering, transportation and processing services contemplated in this Agreement (except as expressly provided for in this Agreement);
(b)to receive and gather at the Receipt Points the quantity of Producer’s Products and water tendered by Producer and separate, compress, process and stabilize such Producer’s Products prior to delivery at the Delivery Point(s) to the standards set forth in this Agreement (including Section 10.3);
(c)to provide Firm services to deliver the Net Delivery Quantity to the Delivery Points;
(d)to provide storage capacity, for any Month, for Producer’s Condensate and water in an amount not to exceed 15,000 Barrels for condensate and 6,000 Barrels for water, provided that Gatherer shall be entitled, without liability, to reduce such available storage capacity, to the extent necessary, to perform any reasonably necessary or required inspections, maintenance, alterations, modifications, repairs or replacements to such storage facilities; and
(e)notwithstanding anything herein to the contrary, Gatherer shall not be required to accept, gather, treat or process any Producer’s Products to the extent such acceptance, gathering, treatment or processing would violate the terms of the Dedicated Instruments or any other agreement directly relating to Gatherer’s rights to own, maintain, and/or operate the Gathering System.

Other than pursuant to Section 3.7 below, Gatherer shall have no responsibility for the cost to construct or operate any facilities and equipment necessary to deliver Producer’s Products and water to the Receipt Points.

Section 3.3 Volume and Dedicated Acreage Limitations.  Notwithstanding anything to the contrary, Gatherer’s obligation to (a) receive, gather, separate and compress Producer’s Products and water as provided for in this Agreement will not exceed the Maximum Receipt Capacity for the applicable Receipt Point(s), and (b) process, stabilize and deliver Producer’s Products as provided for in this Agreement will not exceed the Maximum Delivery Capacity for the applicable Delivery Point(s).  Gatherer shall have no obligation to provide any of the services set forth in this Agreement with respect to Oil, Gas, other hydrocarbons or water produced and saved from outside the Dedicated Acreage.
Section 3.4 Gathering System Interruptions.  Producer’s Products entitled to Firm service may be, from time to time, interrupted, curtailed, or disrupted (herein, a “Disruption”) to the extent reasonably necessary (as determined by Gatherer acting in its reasonable discretion) for any of the following reasons: (i) safe operation of the Gathering System, (ii) an ongoing event of Force Majeure affecting Gatherer, (iii) subject to the Gatherer’s compliance with the other terms and conditions of this Agreement, the inability of a Delivery Point to receive Producer’s Products, and (iv) upon reasonable advance notice to Producer, maintenance, expansions or modifications of the Gathering System from time to time, provided that with respect to this item Gatherer will reasonably cooperate with Producer to minimize adverse effects due to such work. In the event of a Disruption, Gatherer will give Producer prompt notice with reasonable detail of the reason for the Disruption and a good faith estimate of the duration and extent of such Disruption. In such event Gatherer shall not be in breach or default of its obligations under this Agreement and shall have no liability to Producer in connection with or resulting from any such curtailment; provided, however, that Gatherer shall, at Producer’s request, temporarily release from dedication under this Agreement all of Producer’s volumes interrupted or curtailed as the result of such Disruption during the pendency of such Disruption. When Gatherer reestablishes Producer’s Firm service as to such volumes interrupted or curtailed by a Disruption, Gatherer shall give Producer notice of such fact and Producer shall recommence deliveries to Gatherer of the volumes that would have otherwise been released from dedication as a result of such Disruption on the first Day of the Month following the receipt of such notice and all such volumes shall again be dedicated to Gatherer and subject to this Agreement.
Section 3.5 Curtailment with Regard to Governmental Orders.  The Parties intend and agree that Producer has a Firm call upon the capacity of the Gathering System for service to Producer for its Products and water for the Term.  Notwithstanding the foregoing, in the event any Governmental Authority issues an order requiring Gatherer to allocate capacity to another shipper, Gatherer shall only curtail receipts of Producer’s Products and water entitled to Firm service (which curtailment shall be done in accordance with this Section 3.5) to the extent necessary to allocate such capacity to such other shipper.  In such event Gatherer shall not be in breach or default of its obligations under this Agreement and shall have no liability to Producer in connection with or resulting from any such curtailment; provided, however, that Gatherer shall, at Producer’s request, temporarily release from dedication under this Agreement all of Producer’s volumes interrupted or curtailed as the result of such allocation during the pendency of such curtailment.  When Gatherer reestablishes Producer’s Firm service as to such volumes interrupted or curtailed by such events, Gatherer shall give Producer notice of such fact and Producer shall recommence deliveries to Gatherer of the volumes that would have otherwise been released from dedication as a result of such curtailment on the first Day of the Month following the receipt of such notice and all such volumes shall again be dedicated to Gatherer and subject to this Agreement.
Section 3.6 Commingling.  Producer’s Product received by Gatherer under this Agreement will constitute part of the supply of “Products” from all sources in the Gathering System, and Gatherer has the right to commingle Producer’s Products with other “Products,” to deliver molecules different from those received from Producer and to handle the molecules received from Producer and others in any manner; provided that any such other “Products” shall meet or exceed the specifications set forth in Article 10.
Section 3.7 Future Projects.
(a)From time to time, Producer may propose to construct additional facilities or any other additions (including connecting additional wells), improvements or appurtenances relating to the Gathering System (including, but not limited to, additional CGPs, additional Delivery Points, additional Receipt Points, pipelines, tanks, separators, flanges, meters, etc., “Future Projects”) by delivery of written notice to Gatherer of such proposed Future Project.  Unless otherwise mutually agreed by the Parties, (i) if the Future Project is for an additional Receipt Point on Western Catarina, such Future Project will be at Gatherer’s sole cost and expense, and (ii) if the Future Project is for an additional Receipt Point on Eastern Catarina, Gatherer may elect for (A) Gatherer to construct such Receipt Point at Gatherer’s sole cost and expense, in which case the Gathering and Processing Fee for the wells applicable to such new Receipt Point shall be the rates set forth on Exhibit B under the heading “Gathering Rates for New Production from the Dedicated Acreage”, or (B) Producer to construct such Receipt Point at Producer’s sole cost and expense, in which case Gatherer will reduce the Gathering and Processing Fee for the wells applicable to such new Receipt Point (each such well, a “Subject Well”) to the rates set forth on Exhibit B under the heading “Gathering Rates for New Production from the Subject Wells”.

(b)If a Future Project (other than a Receipt Point) would permit the Maximum Daily Quantity to be increased, (i) such Future Project will be at Gatherer’s sole cost and expense if such Future Project is attributable to Western Catarina, and (ii) such Future Project will be at Producer’s sole cost and expense if such Future Project is attributable to Eastern Catarina.
(c)With respect to all other Future Projects (other than Receipt Points or any Future Project that is subject to Section 3.7(b)), Gatherer shall have the right to approve any such other Future Project in its commercially reasonable discretion, and the Parties shall negotiate in good faith the division of costs, expenses and responsibilities for such Future Projects. Notwithstanding anything in this Section 3.7(c) to the contrary, Producer shall always have the option, in its sole discretion, to undertake and construct (in reasonable cooperation with Gatherer) a Future Project at its sole cost and expense.
(d)Gatherer hereby grants to Producer or its designee, insofar as Gatherer has the legal right to do so without the incurrence of additional expense, the non-exclusive right of ingress and egress over, across and under all lands and leaseholds or premises of Gatherer, and to the Gathering System, for the construction and, as applicable, operation of any Future Projects approved in accordance with this Section 3.7.  All operations conducted by Producer with respect to Future Projects shall be carried out in a manner that does not, without the prior consent of Gatherer (which shall not be unreasonably withheld, conditioned or delayed), interfere with any operations of the Gathering System and shall be conducted in accordance with standards customary in the industry with respect to its operations and all Applicable Laws.  PRODUCER AGREES TO INDEMNIFY, DEFEND, AND HOLD GATHERER GROUP HARMLESS FROM AND AGAINST ALL LOSSES, DAMAGES, CLAIMS, ACTIONS, EXPENSES AND LIABILITIES (OF WHATSOEVER NATURE WHETHER ARISING OUT OF CONTRACT, TORT OR STRICT LIABILITY, INCLUDING COURT COSTS AND REASONABLE ATTORNEYS’ FEES, INJURY TO AND DEATH OF PERSONS, PROPERTY DAMAGE CLAIMS, OR PENALTIES FOR ENVIRONMENTAL DAMAGE, POLLUTION AND CONTAMINATION) ARISING OUT OF, RESULTING FROM OR RELATING TO THE ACTS OR OMISSIONS OF A MEMBER OF THE PRODUCER GROUP IN CONNECTION WITH SUCH PERSON’S USE OF THE RIGHTS, OR FAILURE TO COMPLY WITH THE OBLIGATIONS, SET FORTH IN THIS SECTION 3.7(d), EXCEPT TO THE EXTENT THAT ANY OF THE ABOVE IN THIS SENTENCE ARE CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF A MEMBER OF THE GATHERER GROUP.  Notwithstanding the preceding, Gatherer shall not be required to move any gathering lines, pipelines or other equipment or facilities in order to accommodate Producer with respect to the preceding.
Section 3.8 Amendment of Dedicated Instruments.  The Parties acknowledge and agree that Producer may, at its discretion, amend any Dedicated Instrument from time to time in any manner; provided that, Producer may not amend any Dedicated Instrument in any manner which would be reasonably expected to impose additional material costs upon Gatherer or otherwise materially affect Gatherer in an adverse manner without Gatherer’s prior written consent (such consent to be exercised in Gatherer’s commercially reasonable discretion).
Section 3.9 Producer’s Cooperation in Obtaining Easements.  Producer hereby agrees to provide Gatherer reasonable assistance in obtaining from the owners of any applicable surface interest the rights incident to Gatherer providing services under this Agreement (including, but not limited to, rights of way, easements or surface use agreements).  For the avoidance of doubt, Producer shall not be required to pay any out-of-pocket costs or expenses in connection with providing Gatherer reasonable assistance pursuant to this Section 3.9.
Section 3.10 Producer Deliverables. (a) On the Signing Date, Producer will provide to Gatherer a forecast of existing production decline for the remainder of calendar year 2022, (b) on December 1st of each year during the Term of this Agreement, Producer will provide to Gatherer a report that provides (i) a forecast of the planned development and drilling activities related to the Dedicated Acreage for the upcoming calendar year (such report, a “Drilling Plan”), and (ii) an updated forecast of existing production decline for the upcoming calendar year, (c) on or before the first Day of each calendar quarter during the Term, Producer shall provide an updated Drilling Plan providing information with respect to wells which are drilled and completed on the Dedicated Acreage during such immediately preceding calendar quarter, and (d) on or before the 15th Day of each Month, Producer will provide to Gatherer the monthly production report for the immediately preceding Month for each well located in the Dedicated Acreage in which Producer owns Dedicated Products.
ARTICLE 4
POINTS OF RECEIPT AND DELIVERY; PRESSURE
Section 4.1 Receipt Points.  Subject to the terms of this Agreement, Gatherer will receive Producer’s Products and water at the Receipt Points.
Section 4.2 Delivery Points.  Subject to the terms of this Agreement, Gatherer will deliver the Net Delivery Quantity to Producer or its designees at the Delivery Points.
Section 4.3 Delivery Pressure.  Producer will deliver Producer’s Products to Gatherer at the Receipt Points at pressures sufficient to enter the Gathering System against the actual operating pressure, as the same may vary from time to time, but not to exceed the MAOP. Producer may elect, but is under no requirement or obligation, to install or maintain compression necessary to make deliveries to the Gathering System. Gatherer will use commercially reasonable efforts to maintain the pressure at the Gatherer Pressure Measurement Points at or below the Maximum Gathering Pressure.
Section 4.4 Redelivery Pressure.  Gatherer will deliver Producer’s Products at each Delivery Point at a pressure sufficient to permit delivery into the applicable downstream transporters.
Section 4.5 Rate of Flow.  Producer will use commercially reasonable efforts to balance the quantities of Producer’s Products delivered to and received from the Gathering System and, if necessary, make adjustments to the rate of Products production or nominations to balance such receipts and deliveries.  The Parties will use commercially reasonable efforts to receive and deliver the Scheduled Quantity at a uniform hourly rate of flow determined by dividing the Scheduled Quantity by 24.  Gatherer shall accept quantities deviating from the uniform hourly rate of flow unless and to the extent Gatherer is unable, in using commercially reasonable efforts, to accept such deviation based on Gatherer’s operating conditions.

Section 4.6 Maximum Gathering Pressure; Gathering and Processing Fee Discount.  In the event the operating pressure at any of the Gatherer Pressure Measurement Points is not at or below the applicable Maximum Gathering Pressure for fifteen (15) Days (whether consecutive or nonconsecutive) in any ninety (90) Day period for reasons other than (i) Producer’s failure to make deliveries of Producer’s Products at or below Producer’s Maximum Gathering Pressure, provided however that such failure isn’t the result of Gatherer’s failure to maintain Gatherer Pressure Measurement Points at or below the Maximum Gathering Pressure, or (ii) Force Majeure, then upon Producer’s written notice to Gatherer, Gatherer shall have fifteen (15) Days from receipt of such notice to propose a feasible plan that shall, at Gatherer’s sole cost and expense, resolve the pressure issue within sixty (60) Days after proposing such plan (the “Resolution Period”) so that the operating pressure at any of the Gatherer Pressure Measurement Points is at or below the applicable Maximum Gathering Pressure. If (a) Gatherer fails to propose a resolution within such fifteen (15) Day-period, (b) the issue is not resolved after completion of Gatherer’s resolution, or (c) Gatherer does not complete its proposed resolution within the Resolution Period for any reason (but if Gatherer’s completion is delayed or prevented by reason of Force Majeure, the Resolution Period shall be extended by an additional 120 Days), then upon written notice to Gatherer, Producer may elect to receive a reduction of [***] per Mcf with respect to the then-existing Gathering and Processing Fee for a volume of Producer’s Gas equal to Producer’s good-faith estimate of the affected volumes of Gas. Solely for purposes of calculating the fifteen (15) Days (whether consecutive or nonconsecutive) in any ninety (90) Day period required by the first sentence of this Section 4.6  , a “Day” shall mean any Day in which operating pressure at any of the Gatherer Pressure Measurement Points is not at or below the applicable Maximum Gathering Pressure for a period of at least ten (10) hours.
ARTICLE 5
FEES, BILLING, AND PAYMENT
Section 5.1 Gathering and Processing Fee.  As consideration for the gathering, transportation and processing services performed by Gatherer under this Agreement, Producer will pay to Gatherer the gathering, transportation and processing fees as follows (collectively and as applicable, the “Gathering and Processing Fee”):
(a)With respect to Existing Production from Western Catarina, the rates set forth on Exhibit B under the heading “Western Catarina Gathering Rates”;
(b)With respect to Existing Production from Eastern Catarina, the rates set forth on Exhibit B under the heading “Eastern Catarina Gathering Rates”;
(c)Subject to Section 3.7(a) and Section 5.1(d), with respect to New Production from the Dedicated Acreage, the rates set forth on Exhibit B under the heading “Gathering Rates for New Production from the Dedicated Acreage”; and
(d)With respect to New Production from the Subject Wells, the rates set forth on Exhibit B under the heading “Gathering Rates for New Production from the Subject Wells”.

The Parties stipulate and agree that the Gathering and Processing Fee detailed on Exhibit B: (i) is a commercially just and reasonable rate for the services and obligations of Gatherer hereunder, (ii) results from the exercise of each Party’s own free will, with full knowledge of, and legal advice regarding, the legal consequences thereof, (iii) the different rates set forth on Exhibit B below “Western Catarina Gathering Rates” and “Eastern Catarina Gathering Rates” are not discriminatory with respect to any service or specific acreage and taken as whole, such rates reflect an aggregate agreement for service across all of the Dedicated Acreage, and (iv) represents an arms-length negotiation among parties with equal bargaining power in which each party was at all times able to terminate such negotiations and not execute this Agreement. The Parties further covenant that neither Party shall bring any action in any forum asserting claims based on any of the foregoing items (i)-(iv) being untrue.

Section 5.2 Statements and Payments.
(a)On or before the 25th of each Month, Gatherer will tender to Producer a monthly statement showing for the preceding Month the following:
(i)the quantity of Producer’s Products and water received by Gatherer at the Receipt Points (in Mcf and Bbl), with such quantity allocated between Producer’s Oil and Producer’s Gas received by Gatherer and attributable to (1) Existing Production from Western Catarina, (2) Existing Production from Eastern Catarina, (3) New Production from Western Catarina, (4) New Production from Eastern Catarina (other than New Production from the Subject Wells); and (5) all New Production from the Subject Wells;
(ii)the Net Delivery Quantity of Producer’s Oil and Producer’s Gas delivered to each Delivery Point (in Mcf and Bbl);
(iii)the amount of Producer’s Condensate and water recovered and removed at each Delivery Point (in Bbl);
(iv)the Gathering and Processing Fees for such quantities transported by Gatherer;
(v)the amount of Other System Fuel consumed by Gatherer for such Month, and the value therefore calculated by Gatherer pursuant to Section 17.1(b); and
(vi)the total net amount then due to Producer or Gatherer, as the case may be, under this Agreement.
(b)All amounts owed under this Agreement not subject to a good faith dispute pursuant to Section 5.4 (other than for indemnity obligations), including any amounts for prior period adjustments and late payments, if any, will be netted between the Parties on a Monthly basis.  If a Monthly statement reflects that Gatherer owes an amount to Producer, Gatherer will remit the amount due to Producer on or before the last Day of the Month in which such statement was rendered.  If a Monthly statement reflects that Producer owes an amount to Gatherer, Producer will remit the amount due to Gatherer within thirty (30) Days after delivery to Producer of the monthly statement.  Payment will be by ACH or wire transfer of immediately available funds.
(c)If (i) a Party fails to pay the entire undisputed amount of any invoice or other payment request when such amount is due, or (ii) an amount disputed in good faith by the Disputing Party pursuant to Section 5.4 is later determined to be due to the Non-Disputing Party, then, in each case, the other Party may bill such nonpaying Party a charge for late payment which will be included by the other Party either on the next regular invoice rendered, or by separate invoice. Any dispute initiated by either Party challenging the rates expressly set forth in Exhibit B hereto shall be deemed not in good faith. The charge for any late payment will be equal to the product of (a) the unpaid, undisputed portion of the invoice, times (b) the ratio of the number of Days from the due date to the date of actual payment in full to 365, times (c) the lesser of (i) the then-effective prime interest rate as published in the Wall Street Journal, plus 2% per annum and (ii) the maximum interest rate permitted by applicable law.  If the Wall Street Journal ceases to be published or discontinues publishing a prime rate, the unpaid balance shall bear interest compounded monthly at the prime rate published by the Federal Reserve plus two percent (2%) per annum.
Section 5.3 Annual Rate Adjustment.  Effective on October 1st of each year through the Term of this Agreement, the Gathering and Processing Fee and all other fees for services by Gatherer in accordance with this Agreement shall be adjusted by the product of the fees then in effect multiplied by the percentage increase (if any) between the Consumer Price Index (All Urban Consumers (CPI-U); U.S. City Average; All items, 1982-1984 reference base), issued by the United States Department of Labor, Bureau of Labor Statistics (“BLS”) (the “CPI”) for January of the current year and the CPI for January of the immediately preceding year; provided that in no event shall the fees hereunder be increased by more than 3% from the fees in effect for the immediately preceding year, or decreased.  If the 1982-1984 reference base is no longer used as the standard reference base by BLS, then the standard reference base shall be that established from time to time by BLS as the replacement for the CPI.
Section 5.4 Disputed Statement.  If either Party, in good faith, disputes any billing, statement or other payment request (the “Disputing Party”), the Disputing Party will pay to the other Party (the “Non-Disputing Party”) any undisputed amount and will notify the NonDisputing Party in writing within thirty (30) Days of receipt of such billing or statement that the Disputing Party disputes other amounts, which notice will include adequate documentation demonstrating the amount of and the good faith basis for the dispute.  The Parties will endeavor in good faith to resolve such dispute within thirty (30) Days following the Non-Disputing Party’s receipt of such notice.  Subject to the audit rights set forth in Section 5.5, the Disputing Party irrevocably waives the right to dispute or challenge, and hereby agrees not to dispute or challenge, any invoice or statement if the Disputing Party does not dispute or challenge that invoice or statement in writing within thirty (30) Days of receipt of such invoice or statement or otherwise in accordance with this Section 5.4.  Any disputed amount that is later determined to be due to Gatherer shall be subject to late payment charges pursuant to Section 5.2(c).
Section 5.5 Examination of Books.  Gatherer and Producer, upon notice in writing to the other Party and upon execution of a mutually acceptable confidentiality agreement which is typical for this type of audit, with neither Party’s consent to agree to such mutually acceptable confidentiality agreement to be unreasonably withheld, will have the right to examine and audit, at all reasonable times, books, records and charts of the other Party to the extent necessary to verify or audit the accuracy of any statement, bill, chart, or computation within the twenty-four (24) Month period following the end of such calendar year in which the statement was tendered or made under or pursuant to this Agreement.  All audits will be conducted and resolved as provided in COPAS publication AG19.  The audits shall not be conducted more than once a year.  This examination right will not be available with respect to any proprietary information or any information not directly relevant to transactions under this Agreement.  Notwithstanding any other terms of this Agreement, if the results of such examination reveal a material inaccuracy in any statement, bill, chart or computation, either Party may dispute such statement, bill, chart or computation within twenty-four (24) Months from the date of such statement, bill, chart or computation; thereafter, such statement, bill, chart or computation is hereby deemed final, conclusive and binding as to both Parties.
Section 5.6 Information.  Gatherer and Producer will each preserve all books, records and charts applicable to this Agreement, including all test and measurement data and charts, for a period of at least twenty-four (24) Months following the end of each calendar year, or such longer periods as will be required under law or regulation.
ARTICLE 6
NOMINATIONS, BALANCING AND SCHEDULING
Section 6.1 Submission.  Producer will submit nominations and changes thereto for Producer’s Products to the attention of the Scheduling Department of Gatherer in writing via Gatherer’s Electronic Bulletin Board (“EBB”), or when such EBB is unavailable, by fax, email or other electronic means designated by Gatherer.
Section 6.2 Nominations.  Producer shall use commercially reasonable efforts to submit, or cause to be submitted, to Gatherer, a nomination no later than 9:00 a.m. (Central Prevailing Time), two (2) Business Days prior to the beginning of each Month, which nomination shall include the following for such Month:
(a)Producer’s name, contact name, email address and phone number;
(b)the contract number assigned by Gatherer, if previously provided by Gatherer to Producer;
(c)subject to Exhibit A, the daily quantity of Producer’s Oil and Producer’s Gas to be delivered by Producer at each Receipt Point;
(d)subject to Exhibit A, the daily quantity of Producer’s Oil and Producer’s Gas received by Gatherer at the Receipt Points to be delivered by Gatherer to each Delivery Point;
(e)the begin date for the nomination (not to be prior to the first Day of the Month in which Products would first flow under the nomination) and end date for the nomination (not to extend past the last Day of the Month in which Products would first flow under the nomination); and
(f)Producer’s contract numbers, if any, with upstream and downstream Persons from whom Producer’s Products will be received and to whom the Net Delivery Quantity will be delivered.
Section 6.3 Daily Changes.  No later than 9:00 a.m. (Central Prevailing Time) on the Day before Producer’s Products are desired to flow, Producer may submit, or cause to be submitted, to

Gatherer a change to the Monthly nomination made in accordance with Section 6.2 that includes the information set forth in Section 6.2(a) through Section 6.2(f).
Section 6.4 Nomination Requirements.
(a)Notwithstanding Section 6.2, Gatherer shall accept nominations received after the deadline for a given Month unless Gatherer is unable, in using commercially reasonable efforts, to accept such later nomination based on Gatherer’s operating conditions.  Producer is solely responsible for Monthly nominations at the Receipt Points and Delivery Points.  Notwithstanding anything to the contrary, Gatherer will not be obligated to provide service under this Agreement on any Day for which Producer does not have a nomination of volumes in place pursuant to the procedures in this Agreement to the extent (i) that such volumes are or would be rejected by any Person receiving such volumes at the Delivery Point(s) or any point downstream thereof or (ii) Gatherer determines, in its sole reasonable discretion, that such volumes could cause damage to person or property.
(b)If required by Gatherer, Producer shall nominate according to the then-effective NAESB standards and any additional downstream pipeline’s requirements.  Should Producer desire to change the nomination during such Month, such change to the nomination shall be made in accordance with the nomination procedures of the downstream pipeline.  Producer’s Products and water shall be delivered by Gatherer in accordance with confirmation by the downstream pipeline of the nomination and/or changes to the nomination.
Section 6.5 Imbalances.
(a)“Imbalance” means the cumulative difference in a Month between (i) the Scheduled Quantity and (ii) the quantity of Producer’s Products actually delivered for the account of Producer at the Receipt Points.  Each Party will notify the other Party as soon as practicable when it becomes aware of an Imbalance in receipts or deliveries.  Gatherer will provide written, oral or electronic notification to Producer of any Imbalance in receipts and deliveries, and Gatherer and Producer will promptly make adjustments in receipts and deliveries as are consistent with Gatherer’s operating conditions in order to balance any Imbalance so shown.  Gatherer, if necessary in its commercially reasonable discretion and with notice to Producer, may initiate an operational flow order to protect its pipeline operations that limits receipts and deliveries and requires hourly and daily rates of flow to be uniform and in balance.  In such event, Gatherer may adjust Producer’s Scheduled Quantity to comply with the operational flow order.
(b)Imbalance Indemnity.  PRODUCER WILL RELEASE, PROTECT, DEFEND, INDEMNIFY AND HOLD GATHERER GROUP HARMLESS FROM AND AGAINST ALL LOSSES, DAMAGES, CLAIMS, ACTIONS, EXPENSES AND LIABILITIES (OF WHATSOEVER NATURE WHETHER ARISING OUT OF CONTRACT, TORT OR STRICT LIABILITY, INCLUDING COURT COSTS AND REASONABLE ATTORNEYS’ FEES) AGAINST GATHERER BY (I) ANY DOWNSTREAM PIPELINES, (II) ANY PARTY WITH CURTAILED CAPACITY, AND (III) ANY OTHER THIRD PARTY TO THE EXTENT (AND ONLY TO THE EXTENT) RESULTING FROM AND ATTRIBUTABLE TO IMBALANCES BETWEEN THE SCHEDULED QUANTITY AND THE VOLUMES ACTUALLY DELIVERED AT THE RECEIPT POINTS BY PRODUCER, EXCEPT TO THE EXTENT

THAT SUCH LOSSES, DAMAGES, CLAIMS, ACTIONS, EXPENSES OR LIABILITIES ARE CAUSED BY (i) THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF A MEMBER OF THE GATHERER GROUP, OR (ii) GATHERER’S USE OF PRODUCER’S GAS AS OTHER SYSTEM FUEL.
(c)Safety.  If Producer delivers a quantity of Producer’s Products at the Receipt Points that results in delivery in excess of the Scheduled Quantity to be received by Producer at the Delivery Points and such Imbalance, as determined by Gatherer acting in its reasonable discretion, jeopardizes the safety of Gatherer’s operations or its ability to meet its contractual commitments to others, Gatherer has the right to (i) vent, in compliance with Applicable Law, without being held liable to Producer, all or such part of that excess quantity as Gatherer, in its reasonable discretion, deems necessary; (ii) cease receipt of all or any portion of Producer’s Products at the Receipt Points if Gatherer, in its reasonable discretion, deems that action necessary; or (iii) cease delivery of all or any portion of the Net Delivery Quantity at the Delivery Points if Gatherer, in its reasonable discretion, deems that action necessary.
Section 6.6 Balancing.  It is the intention of Gatherer and Producer that imbalances be minimal and incidental.  If an imbalance occurs in a Month, such imbalances shall be settled incident to the terms of a separate mutually agreed upon “Balancing Agreement”.  Gatherer shall not be permitted to commingle Producer’s Oil or Producer’s Condensate with “Products” belonging to other producers unless or until such other producers have ratified the terms of the “Balancing Agreement” (with such additional terms as mutually agreed upon by Gatherer and Producer that may be appropriate to account for such other producers).
Section 6.7 Delivery to Transporters.  Gatherer shall not be required to load Producer’s Products for Producer’s account into trucks owned/operated by a transporter unless and until such transporter has been authorized by Gatherer to do so, such authorization not to be unreasonably withheld, conditioned or delayed.  Further, Gatherer shall not be responsible for balancing the delivery of Producer’s Products for Producer’s account between transporters or ensuring that one or more transporters do not take delivery of more or less Producer’s Products than such transporter is scheduled to take and receive.  With respect to this Section 6.7 and without duplication to Section 6.5, as between Producer and Gatherer, Producer will be fully responsible and liable for any claims and losses caused by, arising out of or resulting from any imbalances that may occur between transporters which are not Affiliates of Gatherer as a result of Gatherer’s loading of such Producer’s Products for Producer’s account at its direction, to the extent (and only to the extent) resulting from and attributable to imbalances between the Scheduled Quantity and the volumes actually delivered by or at the direction of Producer, and PRODUCER AGREES TO INDEMNIFY, DEFEND, AND HOLD HARMLESS GATHERER GROUP FROM AND AGAINST ALL LOSSES, DAMAGES, CLAIMS, ACTIONS, EXPENSES AND LIABILITIES (OF WHATSOEVER NATURE WHETHER ARISING OUT OF CONTRACT, TORT OR STRICT LIABILITY, INCLUDING COURT COSTS AND REASONABLE ATTORNEYS’ FEES) WITH RESPECT THERETO EXCEPT TO THE EXTENT THAT SUCH LOSSES, DAMAGES, CLAIMS, ACTIONS, EXPENSES OR LIABILITIES ARE CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF A MEMBER OF THE GATHERER GROUP.

ARTICLE 7
POSSESSION AND RESPONSIBILITY
Section 7.1 Producer’s Control.  As between Producer and Gatherer, Producer shall be deemed to be in control and possession of all Products delivered under this Agreement (including all components contained therein and water therewith), until such Products are received by Gatherer at the designated Receipt Point (in accordance with this Agreement), and after the Net Delivery Quantity has been tendered for delivery by Gatherer for Producer’s account at the designated Delivery Point.  Producer will be fully responsible and liable for any and all such Products (including all components contained therein) and any and all loss, damages, claims, actions, expenses, liabilities, including reasonable attorneys’ fees, injury to and death of persons, property damage claims, or penalties for environmental damage, pollution, and contamination (i) while such Products are within Producer’s control and possession or (ii) arising from Producer’s operation of its facilities or the failure of Products tendered by Producer at the Receipt Points hereunder to meet the specifications set forth in Article 10 and PRODUCER AGREES TO INDEMNIFY, DEFEND AND HOLD GATHERER GROUP HARMLESS FROM AND AGAINST ALL LOSSES, DAMAGES, CLAIMS, ACTIONS, EXPENSES AND LIABILITIES (OF WHATSOEVER NATURE WHETHER ARISING OUT OF CONTRACT, TORT OR STRICT LIABILITY, INCLUDING COURT COSTS AND REASONABLE ATTORNEYS’ FEES, INJURY TO AND DEATH OF PERSONS, PROPERTY DAMAGE CLAIMS, OR PENALTIES FOR ENVIRONMENTAL DAMAGE, POLLUTION AND CONTAMINATION) WITH RESPECT THERETO, EXCEPT TO THE EXTENT THAT SUCH LOSSES, DAMAGES, CLAIMS, ACTIONS, EXPENSES AND LIABILITIES ARE CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF A MEMBER OF GATHERER GROUP.
Section 7.2 Gatherer’s Control.  As between Gatherer and Producer, Gatherer will be in control and possession of Producer’s Products delivered under this Agreement (including all components contained therein and water therewith) from and after the time Producer’s Products are received by Gatherer at a Receipt Point until the Net Delivery Quantity is tendered for delivery at the designated Delivery Point.  Gatherer will be fully responsible and liable for any and all loss, damages, claims, actions, expenses, liabilities, including reasonable attorneys’ fees, injury to and death of persons, property damage claims, or penalties for environmental damage, pollution, or contamination, to the extent caused by or resulting from Gatherer’s handling of said Products while in its possession (expressly excluding matters related to non-specification Product, which is addressed in Section 10.1(b) and Section 10.4, and FL&U, which is addressed in Section 17.1  ), and GATHERER AGREES TO INDEMNIFY, DEFEND AND HOLD PRODUCER GROUP HARMLESS FROM AND AGAINST ALL LOSSES, DAMAGES, CLAIMS, ACTIONS, EXPENSES AND LIABILITIES (OF WHATSOEVER NATURE WHETHER ARISING OUT OF CONTRACT, TORT OR STRICT LIABILITY INCLUDING COURT COSTS AND REASONABLE ATTORNEYS’ FEES, INJURY TO AND DEATH OF PERSONS, PROPERTY DAMAGE CLAIMS, OR PENALTIES FOR ENVIRONMENTAL DAMAGE, POLLUTION AND CONTAMINATION) WITH RESPECT THERETO, EXCEPT TO THE EXTENT THAT SUCH LOSSES, DAMAGES, CLAIMS, ACTIONS, EXPENSES OR LIABILITIES ARE CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF A MEMBER OF PRODUCER GROUP.

ARTICLE 8
TITLE, WARRANTY, TAXES AND INDEMNIFICATION
Section 8.1 Title, Warranty, Taxes and Indemnity.
(a)Except as expressly provided for in this Agreement, title to the Producer’s Products and water delivered to Gatherer under this Agreement (and, for the avoidance of doubt, the FL&U and Producer’s Condensate attributable to Producer’s Products) will remain with Producer or its customers at all times.  Subject to the terms and conditions of the Dedicated Instruments and any agreements of Producer and/or its Affiliates related to indebtedness or otherwise entered into in the ordinary course of business, Producer warrants that it has the right to deliver Producer’s Products and water to Gatherer, and such Producer’s Products and water delivered to Gatherer (together with resulting FL&U and Producer’s Condensate) will, at all times while in Gatherer’s control pursuant to this Agreement, be free and clear of any and all liens, encumbrances and adverse claims of every kind that would have an adverse effect on Gatherer.  If the title to Products delivered by Producer hereunder is disputed or is the subject of any legal action, or if Gatherer becomes aware of a claim that Producer is not disbursing funds received hereunder to a party entitled thereto, Gatherer shall have the right to withhold payment (without interest), or cease receiving Producer’s Products to the extent of the interest or amount disputed or the subject of legal action, during the pendency of the action or until the funds or title, as applicable, are freed from the dispute, or until Producer furnishes, or causes to be furnished, indemnification and security to save Gatherer harmless from all claims arising out of the dispute or action, including penalties and interest, in a form reasonably acceptable to Gatherer.  Producer will pay all taxes levied on Products and water that Producer delivers to Gatherer at the Receipt Point(s), except, for the sake of clarity, income, gross receipt, net worth, capital stock or franchise taxes levied on or with respect to Gatherer and taxes levied on or with respect to the Gathering System.  PRODUCER AGREES TO INDEMNIFY, DEFEND, AND HOLD GATHERER GROUP HARMLESS FROM AND AGAINST ANY AND ALL ROYALTIES, TAXES, PAYMENTS, LIENS, ENCUMBRANCES, SUITS, ACTIONS, CAUSES OF ACTION, CLAIMS, DEMANDS, LOSSES, DAMAGES, EXPENSES AND LIABILITIES (OF WHATSOEVER NATURE WHETHER ARISING OUT OF CONTRACT, TORT OR STRICT LIABILITY INCLUDING COURT COSTS AND REASONABLE ATTORNEYS’ FEES) ARISING FROM OR OUT OF ANY ADVERSE CLAIMS BY TAXING AUTHORITIES OR THIRD PARTIES CLAIMING OWNERSHIP OF OR AN INTEREST IN PRODUCTS TENDERED BY PRODUCER UNDER THIS AGREEMENT (INCLUDING, WITHOUT LIMITATION, THE FL&U AND PRODUCER’S CONDENSATE CONTAINED THEREIN) OR FUNDS DERIVED THEREFROM, EXCEPT TO THE EXTENT THAT SUCH ROYALTIES, TAXES, PAYMENTS, LIENS, ENCUMBRANCES, SUITS, ACTIONS, CAUSES OF ACTION, CLAIMS, DEMANDS, LOSSES, DAMAGES, EXPENSES AND LIABILITIES ARE CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF A MEMBER OF GATHERER GROUP.  EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR OF FITNESS FOR ANY PARTICULAR PURPOSE OF OR BY PRODUCER, ARE DISCLAIMED.
(b)Gatherer warrants that the Net Delivery Quantity tendered for delivery to Producer at the Delivery Point(s) will be free and clear of any and all liens, encumbrances and adverse claims of every kind by, through and under Gatherer, but not otherwise.  Gatherer shall pay or cause to be paid all taxes levied on or with respect to the Gathering System.  GATHERER AGREES TO INDEMNIFY, DEFEND, AND HOLD PRODUCER GROUP HARMLESS FROM AND AGAINST ANY AND ALL TAXES, PAYMENTS, LIENS, ENCUMBRANCES, SUITS, ACTIONS, CAUSES OF ACTION, CLAIMS, DEMANDS, LOSSES, DAMAGES, EXPENSES AND LIABILITIES (OF WHATSOEVER NATURE WHETHER ARISING OUT OF CONTRACT, TORT OR STRICT LIABILITY AND INCLUDING COURT COSTS AND REASONABLE ATTORNEYS’ FEES) ON ACCOUNT OF ANY AND ALL TAXES, LIENS, ENCUMBRANCES AND ADVERSE CLAIMS BY, THROUGH AND UNDER GATHERER, BUT NOT OTHERWISE AND EXCEPT TO THE EXTENT THAT ANY SUCH TAXES, PAYMENTS, LIENS, ENCUMBRANCES, SUITS, ACTIONS, CAUSES OF ACTION, CLAIMS, DEMANDS, LOSSES, DAMAGES, EXPENSES OR LIABILITIES ARE CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF A MEMBER OF PRODUCER GROUP.  EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR OF FITNESS FOR ANY PARTICULAR PURPOSE OF OR BY GATHERER, ARE DISCLAIMED.
(c)Producer agrees to receive all payments for Producer’s Products sold by it, including payments due to working interest owners, royalty and overriding royalty owners, and holders of other burdens, and to disburse such payments to the parties legally entitled thereto in accordance with the provision of the leases or agreements creating the respective interests of such parties, or as otherwise required by Applicable Law.  PRODUCER AGREES TO INDEMNIFY, DEFEND, AND HOLD GATHERER GROUP HARMLESS FROM ANY AND ALL LOSSES, DAMAGES, CLAIMS, ACTIONS, EXPENSES AND LIABILITIES (OF WHATSOEVER NATURE WHETHER ARISING OUT OF CONTRACT, TORT OR STRICT LIABILITY, INCLUDING COURT COSTS AND REASONABLE ATTORNEYS’ FEES) ARISING OUT OF OR IN ANY WAY RELATED TO GATHERER’S DISBURSEMENT OF PROCEEDS IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT, INCLUDING ANY AMOUNT ATTRIBUTABLE TO AN INTEREST ERRONEOUSLY CLAIMED BY PRODUCER AND/OR PAID BY GATHERER.  Producer shall notify Gatherer in writing of any future change in ownership or payment address and shall furnish Gatherer with recorded documentation with respect thereto.
(d)As a principal condition and consideration for the execution of this Agreement by Gatherer, Producer warrants and agrees that none of the Products, water, or constituents therewith tendered hereunder at the Receipt Points has, at the time of tender at the Receipt Points, flowed, or is intended to flow, in interstate commerce.  In the event of failure of Producer’s warranty contained in this Section 8.1(d), Gatherer, in addition to all other remedies under this Agreement, at law or in equity, shall have the right, at Gatherer’s election, upon delivery of written notice to Producer, to refuse receipt of the Products which have caused a breach of such warranty.  Gatherer’s election to refuse receipt of Products pursuant to this Section 8.1(d) shall not release Producer from liability to Gatherer for any losses sustained due to Producer’s breach and PRODUCER AGREES TO INDEMNIFY, DEFEND AND HOLD GATHERER GROUP HARMLESS FROM AND AGAINST ANY AND ALL LOSSES, DAMAGES, CLAIMS, ACTIONS, EXPENSES AND LIABILITIES (OF WHATSOEVER NATURE WHETHER ARISING OUT OF CONTRACT, TORT OR STRICT LIABILITY, INCLUDING COURT

COSTS AND REASONABLE ATTORNEYS’ FEES) ARISING FROM SUCH BREACH, EXCEPT TO THE EXTENT THAT SUCH LOSSES, DAMAGES, CLAIMS, ACTIONS, EXPENSES OR LIABILITIES ARE CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF A MEMBER OF GATHERER GROUP.
Section 8.2 Substances Recovered in Pipeline.  All substances, whether or not of commercial value, of whatever nature (but excluding, for the sake of clarity, Producer’s Products, water, FL&U and Producer’s Condensate), which Gatherer recovers in the course of rendering the gathering and compression services, will be Gatherer’s sole property and hereby conveyed to Gatherer free and clear of any liens, claims, or other encumbrances.  Except for payments expressly due Producer hereunder, Gatherer will not be obligated to account to Producer for any value, whether or not realized by Gatherer, that may attach or be said to attach to such substances.
ARTICLE 9
TERM
Section 9.1 Term. This Agreement will remain in full force and effect until October 1, 2032 (the “Primary Term”). Unless terminated by Producer as provided below in this Section 9.1, upon the expiration of the Primary Term, this Agreement shall renew automatically for additional terms of twelve (12) months each thereafter (each, a “Renewal Term”) on the existing terms (including the then-existing rates) for up to four (4) total Renewal Terms. No later than the date which is one hundred eighty (180) Days prior to the expiration of the Primary Term or Renewal Term (as applicable), Producer may elect in writing (a “Termination Notice”) to terminate this Agreement. Upon Producer’s delivery to Gatherer of the Termination Notice, the Parties agree to negotiate in good faith an extension of this Agreement on the same terms and conditions. The period of time that this Agreement remains in effect pursuant to this Section 9.1 is referred to as the “Term”.
ARTICLE 10
QUALITY AND MEASUREMENT
Section 10.1 Gas Quality Specifications.
(a)Producer’s Gas received and delivered at each Receipt Point will meet the following quality specifications:
(i)Hydrogen Sulfide - not to exceed 100 parts per million by volume;
(ii)Total Sulfur - including mercaptans and hydrogen sulfide, not to exceed one grain per one hundred Cubic Feet of Gas;
(iii)Carbon Dioxide - not to exceed 3% by volume;
(iv)Temperature - not less than forty degrees (40°) Fahrenheit and not more than one hundred twenty (120°) Fahrenheit;
(v)Nitrogen - not to exceed 1% by volume and total inert Gases not to exceed 3% by volume;

(vi)Other - not to contain any carbon monoxide, halogens or unsaturated hydrocarbons; and
(vii)Hazardous Waste - not to contain hazardous waste as defined in the Resource Conservation and Recovery Act of 1976.

Gatherer hereby acknowledges and agrees that nothing herein shall be deemed to obligate Producer to separate Gas from Producer’s Products and other hydrocarbons (including all components contained therein and water therewith) that are received and delivered at each Receipt Point.

(b)If Producer delivers Gas not meeting the specifications set forth in Section 10.1(a), Gatherer shall accept such non-specification Gas, provided that Gatherer is only required to accept such non-specification Gas to the extent (i) after separation, processing and stabilization pursuant and subject to the terms of Section 10.3, such non-specification Gas will not be rejected by any Person receiving such Gas at the Delivery Point(s) or any point downstream thereof and (ii) Gatherer determines, in its sole reasonable discretion, that such nonspecification Gas will not cause damage to person or property.  Subject to the foregoing and Section 10.3, to the extent that Gatherer incurs out-of-pocket costs in connection with delivering Producer’s Gas not meeting the specifications set forth in this Section 10.1 to the Delivery Point(s) or any point downstream thereof (including without limitation, any downstream intrastate or interstate pipeline), Producer shall reimburse Gatherer for such out-of-pocket costs.
Section 10.2 Oil Quality Specifications.
(a)Producer’s Oil received and delivered at each Receipt Point will meet the following quality specifications:

Constituent or PropertyLimit

Sediment (excluding water)Not more than 4.0% by volume

Temperature Not more than 135°F

Hydrogen Sulfide Not more than 100 ppm

ViscosityNot to exceed 1.5 centistokes at 135°F

Total Sulphur Not more than 0.3% by weight

Organic Chlorides Not more than 1.5 ppm

Olefins Not more than 0.5%

MercaptansNot more than 0.025% by weight

Gatherer hereby acknowledges and agrees that nothing herein shall be deemed to obligate Producer to separate Oil from Producer’s Products and other hydrocarbons (including all components contained therein and water therewith) that are received and delivered at each Receipt Point.

(b)If Producer delivers Oil not meeting the specifications set forth in Section 10.2(a), Gatherer shall accept such non-specification Oil, provided that Gatherer is only required to accept such non-specification Oil to the extent (i) after separation, processing and stabilization pursuant and subject to the terms of Section 10.3, such non-specification Oil will not be rejected by any Person receiving such Oil at the Delivery Point(s) or any point downstream thereof and (ii) Gatherer determines, in its sole reasonable discretion, that such non-specification Oil will not cause damage to person or property.  Subject to the foregoing and Section 10.3, to the extent that Gatherer incurs out-of-pocket costs in connection with delivering Producer’s Oil not meeting the specifications set forth in this Section 10.2 to the Delivery Point(s) or any point downstream thereof (including without limitation, any downstream intrastate or interstate pipeline), Producer shall reimburse Gatherer for such out-of-pocket costs.
Section 10.3 Delivery Specifications.  Subject to Producer providing Products which satisfy the requirements set forth in Section 10.1 and Section 10.2, Gatherer shall separate, process and stabilize Producer’s Products such that upon delivery at the Delivery Points such Producer’s Products meet the required quality specifications of the Person receiving such Producer’s Products under the applicable contract, agreement or arrangement between Producer and such Person (and Gatherer, as applicable).  Notwithstanding the immediately foregoing sentence, without its prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed), Gatherer shall not be required to comply with quality specifications that exceed more than a reasonable deviation from the most stringent quality specifications provided for in the contracts, agreements and arrangements of Producer for Producer’s Products as of the Effective Date.  Producer shall promptly notify Gatherer when it becomes aware of any change in required quality specifications under such contracts, agreements or arrangements.
Section 10.4 Indemnification for Non-Specification Products.
(a)PRODUCER HEREBY INDEMNIFIES AND HOLDS GATHERER GROUP HARMLESS FROM AND AGAINST ANY AND ALL LOSSES, DAMAGES, CLAIMS, ACTIONS, EXPENSES AND LIABILITIES (OF WHATSOEVER NATURE WHETHER ARISING OUT OF CONTRACT, TORT OR STRICT LIABILITY, INCLUDING COURT COSTS AND REASONABLE ATTORNEYS’ FEES, INJURY TO AND DEATH OF PERSONS, PROPERTY DAMAGE CLAIMS, OR PENALTIES FOR ENVIRONMENTAL DAMAGE, POLLUTION AND CONTAMINATION) ARISING FROM PRODUCER’S DELIVERY OF PRODUCTS WHICH FAIL TO MEET THE QUALITY SPECIFICATIONS OF THIS ARTICLE 10, EXCEPT TO THE EXTENT THAT SUCH LOSSES, DAMAGES, CLAIMS, ACTIONS, EXPENSES OR LIABILITIES ARE CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF A MEMBER OF GATHERER GROUP.
(b)GATHERER HEREBY INDEMNIFIES AND HOLDS PRODUCER GROUP HARMLESS FROM AND AGAINST ANY AND ALL LOSSES, DAMAGES, CLAIMS, ACTIONS, EXPENSES AND LIABILITIES (OF WHATSOEVER NATURE WHETHER ARISING OUT OF CONTRACT, TORT OR STRICT LIABILITY, INCLUDING COURT COSTS AND REASONABLE ATTORNEYS’ FEES, INJURY TO AND DEATH OF PERSONS, PROPERTY DAMAGE CLAIMS, OR PENALTIES FOR ENVIRONMENTAL DAMAGE, POLLUTION AND CONTAMINATION) ARISING FROM GATHERER’S DELIVERY OF PRODUCTS WHICH FAIL TO MEET THE QUALITY SPECIFICATIONS OF SECTION 10.3, EXCEPT TO THE EXTENT THAT SUCH LOSSES, DAMAGES, CLAIMS, ACTIONS, EXPENSES OR LIABILITIES ARE CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF A MEMBER OF PRODUCER GROUP.
Section 10.5 Additional Fees, Costs or Penalties.  Without duplication of Section 10.1(b), Section 10.2(b), and Section 10.4(a), if a Person receiving Producer’s Products at or downstream of the Delivery Points (including without limitation, any downstream intrastate or interstate pipeline) imposes additional fees, costs or penalties upon Gatherer for the receipt of non-specification Products, Gatherer may, in its sole discretion, assess such additional fees, costs or penalties upon any or all producers, including Producer, that contributed to such additional fees, costs or penalties by delivering non-specification Oil or Gas, on a pro rata basis.
Section 10.6 Measurement and Allocation.  All measurement and allocation of Producer’s Products and water delivered by Producer at the Receipt Points and Producer’s Condensate and water recovered and removed and Producer’s Products delivered by Gatherer at the Delivery Points shall be performed by Gatherer.
(a)Products received and delivered under this Agreement will be measured by metering facilities installed, operated and maintained by Gatherer or its designee at, or supporting, each Delivery Point. Such measurement stations shall be equipped with orifice meters or ultrasonic flow measurement devices.  Gatherer has the right, within its reasonable discretion, to install composite sampling devices and/or on line chromatographs.
(b)The measurement of Products at the Delivery Points will be conducted in accordance with the following:
(i)Measurement under this Agreement will be based on the Unit of Volume.  The Unit of Volume shall be corrected for actual water vapor, at a pressure and temperature existing at the point of measurement, by applying industry accepted practices and procedures.  All quantities given herein, unless expressly stated, are in terms of such unit.  The average atmospheric pressure will be assumed to be fourteen and seventy three-hundredths (14.73) pounds per square inch, irrespective of the actual natural atmospheric pressure from time to time.  Whenever conditions of temperature and pressure differ from such standard, conversion of the volume of Gas from such conditions to the standard conditions will be made in accordance with the Ideal Gas Laws corrected for deviation of the Gas from Boyle’s Law in accordance with the methods and formulae prescribed in AGA Report No. 8 Compressibility Factors of Natural Gas and Other Hydrocarbon Gases, as last amended.
(ii)Measurement, both volumetric and thermal, will be computed in accordance with the latest publications of the AGA in AGA Report No. 3, Orifice Metering of Natural Gas, ANSI/API 2530, latest revision or AGA Report No. 9, Measurement of Gas by Multi-path Ultrasonic Meters.
(iii)The specific gravity of the Gas will be determined at the points of measurement by one of the following methods, selected in Gatherer’s reasonable discretion: (1) an online chromatograph, (2) continuous sampling, or (3) spot sampling.
(iv)The temperature when Gas is flowing, the factor for specific gravity according to the latest test therefor and the corrections for deviation from Boyle’s Law applicable during each metering period will be used to make proper computations of Gas volumes measured under this Agreement.

(v)At least annually, Gatherer will obtain a representative sample of the Gas at each point of measurement under this Agreement.  The Gross Heating Value of Gas will, at Gatherer’s option, be determined at each point of measurement: (1) by an online chromatograph, (2) by continuous samples, or (3) by spot samples, taken by Gatherer or its nominee by application of the methods contained in API/GPA standards and in such amendments and revisions thereto and superseding reports thereof as recommended by the API/GPA committee.  The Gross Heating Value shall be computed per GPA standard 2172, Calculation of Gross Heating Value, Relative Density, Compressibility and Theoretical Hydrocarbon Liquid Content for Natural Gas Mixtures for Custody Transfer, and converted to the condition specified in the definition of Unit of Volume.  If an analytical chromatograph is used, such analytical chromatograph is to be of a design and manufacture mutually agreeable to Producer and Gatherer.  The physical constants used in Btu computation for a perfect Gas will be derived from the “Table of Physical Constants of Paraffin Hydrocarbons and Other Compounds” as published in the GPA Standard 2145 and superseding revisions thereof.  The analysis will be complete and individual values in mol percent or fraction of each hydrocarbon compound will be listed through CH6.  The CH6+ values will be as stated in GPA standard 2261, 7.3.6 Table IV (as may be revised from time to time) or, at Gatherer’s option, by use of an extended analysis.  The analysis will further include the mol fraction or percent individually of additional compounds contained in chromatographically measurable quantity contained in the sample.  The method to be used for chromatographic analysis will be that contained in GPA standard 2261, Analysis for Natural Gas and Similar Gaseous Mixtures by Gas Chromatography and any superseding revisions thereof.
(vi)At Gatherer’s reasonable discretion, other types of Btu per Cubic Foot measuring devices may be installed and operated, and the Gross Heating Value will be computed in accordance with the manufacturer’s instructions for same and consistent with industry-accepted practices for transmission Btu per Cubic Foot measurement.
(vii)If any standards or methods for calculations or determinations set forth in any applicable GPA publications are revised, both Parties agree that this Agreement will be automatically amended accordingly.
(viii)Gatherer, or its designee, will install, own, operate and maintain, at Gatherer’s sole cost and expense, industry standard type measuring and testing equipment necessary to measure and test Products transported under this Agreement and will keep the same accurate and in good repair.  Any measurement equipment installed subsequent to the date of this Agreement shall meet the then most current industry standards.  At least annually, Gatherer will verify the accuracy of Gatherer’s measuring and testing equipment.  Data editing, calibrations, repairs and adjustments of Gatherer’s measuring and testing equipment will be done only by employees of Gatherer or its designated representatives.  Producer or its designated representative may, in the presence of an employee of Gatherer or Gatherer’s designated representative, have access to Gatherer’s measuring and analyzing equipment at any reasonable time, and shall be given prior notification of, and have the right to witness, all tests, calibrations and adjustments thereof.  All tests scheduled under this Agreement will be preceded by reasonable notice to Producer.  Upon the request of Producer for a special test of any meter or auxiliary equipment, Gatherer will promptly verify the accuracy of same; provided, however, that the cost of such special test will be borne by Producer, unless the percentage of inaccuracy found is more than 2% of a recording corresponding to the average hourly rate of Products flow.  If, upon any test, any measuring equipment is found to be inaccurate, such inaccuracy will be taken into account in a practical manner in computing the deliveries.  If the resultant aggregate inaccuracy in the computed receipts is not more than 2% of a recording corresponding to the average hourly rate of Products flow for the period since the last preceding test, previously calculated receipts will be deemed accurate.  All equipment will, in any case, be adjusted at the time of test to record accurately.  If, however, the resultant aggregate inaccuracy in computed receipts exceeds 2% of a recording corresponding to the average hourly rate of Products flow for the period since the last preceding test, the previous recordings of such equipment will be corrected to zero error for any period that is known definitely or mutually agreed upon.  If the period is not known definitely or mutually agreed upon, such correction will be for a period extending back the lesser of (i) one-half of the time elapsed since the date of the last test, or (ii) forty-five (45) Days.
(ix)If any meter or auxiliary equipment is out of service or out of repair for a period of time so that the amount of Products delivered cannot be ascertained or computed from the reading thereof, the Products delivered during such period will be estimated based on the best data available, using the first of the following methods that is feasible: (i) by using the registration of any check meter or meters, if installed and accurately registering, (ii) by correcting the error if the percentage of error is ascertainable by calibration tests or mathematical calculations, (iii) by estimating Products volumes on the basis of deliveries during the preceding periods under similar conditions when the equipment was registering accurately, or (iv) by other methods mutually acceptable to both Parties.
(x)Upon request of Producer and if an EFM is installed, Gatherer will provide an electronic measurement audit package that complies with API Chapter 21.1 Measurement to Producer for examination, the same to be returned within thirty (30) Days.  Gatherer’s measurement audit package for a given Month will be deemed correct if no written objection thereto is served on either Party by the other within the twelve-month period following such Month, but the same will be retained for a period of two (2) years.  If measurement is provided with a chart recorder, then Producer will be entitled to review the original measurement records at Gatherer’s premises during normal business hours.  In addition, if an EFM is installed, Gatherer shall allow Producer to connect to it and access all relevant data, provided such access does not unreasonably interfere with the operation of the Gathering System or Gatherer’s equipment.
(xi)If it is determined prior to, or as a result of, in-service tests, experience and observation by either Producer or Gatherer that pulsations exist that affect the measurement accuracy, the operator of the facility or facilities agrees to install and operate mechanical dampening equipment necessary to eliminate such pulsations.
(xii)If at any time during the term of this Agreement a new method or technique is developed with respect to Products measurement or the determination of the factors used in such Products measurement, such new method or technique may be substituted for the method set forth in this Section 10.6 upon prior written consent of Producer, which shall not be unreasonably withheld, conditioned or delayed.  Gatherer will notify Producer in writing of any such election prior to actually implementing such substitution.
(xiii)Producer may install, operate, and maintain (at its sole cost, risk and expense, but in the same manner as is required for Gatherer’s equipment hereunder) check measuring, metering and testing equipment of standard type; provided, that the same does not interfere with the operation of the Gathering System or Gatherer’s equipment.  Gatherer will have the same rights with respect to such check measuring, metering and testing equipment of Producer as are granted to Producer with respect to Gatherer’s measuring, metering and testing equipment.
ARTICLE 11
FORCE MAJEURE
Section 11.1 Force Majeure.  “Force Majeure” means any blockades, insurrections, riots, strikes, lock outs, epidemics, flood, washouts, landslides, mudslides, earthquakes, storms, hurricanes and tropical storms or threat of such, extreme cold or freezing weather, lightning, restraint of rulers and peoples, civil disturbances, terrorist activities, explosions, maintenance (whether routine or non-routine, or scheduled or unscheduled) or breakage of or accidents to machinery, lines of pipe or any portion of the Gathering System, the failure of necessary downstream pipelines to take Oil or Gas under firm service or to install, repair or operate necessary facilities to receive Products, the order of any Governmental Authority having jurisdiction (so long as the Party claiming suspension has not applied for or assisted in the application for, and has opposed where and to the extent reasonable, such order, and as long as such order is not the result of a failure by the claiming Party to comply with Applicable Law), or any other cause, whether of the kind in this Agreement enumerated or otherwise, not reasonably within the Control of the Party claiming suspension, not caused by the negligence or willful misconduct of that Party’s Group and which by the exercise of due diligence such Party is unable to prevent or overcome; provided that, and expressly subject to the foregoing limitations on claiming suspension and as may be otherwise provided for in this Agreement, for the avoidance of doubt, with respect to Gatherer, the inability of Gatherer to perform its obligations pursuant to this Agreement as a result of Gatherer’s operations pursuant to this Agreement violating (or being challenged as violating) any Dedicated Instrument shall constitute “Force Majeure” hereunder.
Section 11.2 Exclusions from Force Majeure.  “Force Majeure” specifically excludes the following occurrences or events: the loss, interruption, or curtailment of interruptible transportation on any pipeline necessary to make or take delivery of Oil or Gas under this Agreement (unless and to the extent such event also curtails firm service at the same point); the increase or decrease in supply of Oil or Gas; allocation or reallocation of production by well operators, pipelines, or other parties; loss of markets; loss of supply; depletion of Oil or Gas reserves; and with respect to Producer, termination or violation (or challenge as a violation) of any Dedicated Instrument shall not constitute “Force Majeure” hereunder unless such violation or termination (or challenge) is solely the result of an act or omission by the Gatherer Group that constitutes a failure by Gatherer to comply with the requirements of this Agreement (including, for the sake of clarity, Section 2.1) or is otherwise caused solely by the gross negligence or willful misconduct of the Gatherer Group.

Section 11.3 Performance Excused; Mitigation Duty.  In the event a Party is rendered unable, wholly or in part, by an event of Force Majeure, to carry out its obligations under this Agreement, such Party shall be excused from performance under this Agreement and shall not be liable for any failure to perform (except as set forth in the last sentence of this Section 11.3  ) during a Force Majeure event, and neither Gatherer nor Producer will be liable in damages to the other for any act, omission, or circumstances occasioned by or in consequence of such Force Majeure event (except as set forth in the last sentence of this Section 11.3  ), in each case, to the extent affected by such Force Majeure event. Except as provided herein, the Party experiencing a Force Majeure event shall use commercially reasonable efforts to mitigate the effects of any Force Majeure event and to remedy any inability to perform its obligations hereunder due to such events as promptly as reasonably practicable. It is understood and agreed that the settlement of strikes or lockouts shall be entirely with the discretion of the Party affected thereby, and that the above requirement that any Force Majeure shall be mitigated using commercially reasonable efforts shall not require the settlement of strikes or lockouts by acceding to the demands of the opposing party when such course is inadvisable in the sole discretion of the Party affected thereby. Notwithstanding anything to the contrary in this Section 11.3  , no Party shall be excused from any indemnity obligation or any payment obligation for amounts due or becoming due under this Agreement by reason of this Section 11.3  .
Section 11.4 Notices.  If any Force Majeure event should occur, the Party adversely affected thereby shall promptly give notice thereof to the other Party.  Such notice shall: (i) state the date that the Force Majeure event began, (ii) describe the Force Majeure event, (iii) describe the proposed actions to mitigate or cure the Force Majeure event and (iv) provide an estimate of the date the condition of Force Majeure shall cease.
ARTICLE 12
REPRESENTATIONS, WARRANTIES AND COVENANTS
Section 12.1 Gatherer’s General Representations and Warranties.  Gatherer represents and warrants to Producer as follows:
(a)Gatherer is a limited liability company formed and validly existing under the laws of the State of Delaware;
(b)Gatherer has all requisite limited liability company power and authority to enter into this Agreement on the terms described herein and to perform its obligations under this Agreement;
(c)the execution and delivery of this Agreement and each and every agreement or document to be executed and delivered hereunder and the consummation of the transactions contemplated herein will not violate, nor be in conflict with, any provision of any constituent documents of Gatherer; and
(d)this Agreement has been duly executed and delivered by Gatherer and all documents required hereunder to be executed and delivered by Gatherer have been duly executed and delivered and this Agreement and such documents constitute legal, valid and binding obligations of Gatherer enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity.
Section 12.2 Producer’s Representations and Warranties.  Producer represents and warrants to Gatherer as follows:
(a)Producer is a limited liability company formed and validly existing under the laws of the State of Delaware;
(b)Producer has all requisite limited liability company power and authority to enter into this Agreement on the terms described herein and to perform its obligations under this Agreement;
(c)the execution and delivery of this Agreement and each and every agreement or document to be executed and delivered hereunder and the consummation of the transactions contemplated herein will not violate, nor be in conflict with, any provision of any constituent documents of Producer; and
(d)this Agreement has been duly executed and delivered by Producer and all documents required hereunder to be executed and delivered by Producer have been duly executed and delivered and this Agreement and such documents constitute legal, valid and binding obligations of Producer enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity.
ARTICLE 13
ASSIGNMENT

This Agreement, including, without limitation, any and all renewals, extensions, amendments and/or supplements hereto, will run with the land and will be binding upon and inure to the benefit of the successors and assigns of the parties hereto, provided that neither Party may assign or otherwise convey all or any portion of its right, title, or interest under this Agreement without obtaining the prior written consent of the other Party, which consent will not be unreasonably withheld, conditioned, or delayed, and any attempts to assign without such consent will be void.  Notwithstanding the foregoing, (i) either Party may assign this Agreement to an Affiliate of such Party without the consent of the other Party, (ii) either Party may pledge this Agreement to secure any credit facility or indebtedness of such Party or its Affiliates without the consent of the other Party, (iii) Gatherer may assign this Agreement without Producer’s consent in connection with the sale or transfer of the Gathering System, and (iv) Producer may assign or partially assign this Agreement without Gatherer’s consent in connection with the sale or transfer of all or part of the Dedicated Acreage.  If any transfer of this Agreement occurs, (a) the transferee (other than any grantee under any lien, pledge, encumbrance or security interest) shall assume in writing the obligations and liabilities of the transferor under this Agreement (the “Assumed Obligations”); (b) in the case of transfers under clause (iv) above, the transferor shall be released from its obligations and liabilities under this Agreement to the extent of any transferee’s assumption of the Assumed Obligations if such assignee has a credit rating equal to or higher than Producer’s at the time of such sale or transfer, provided that Gatherer’s combined obligations to

Producer and to any partial transferee of Producer are no greater than Producer’s obligations prior to such transfer; and (c) no transfer or succession to the interest of Producer hereunder, wholly or partially, shall affect or bind Gatherer until the first of the month following the date Gatherer has received a copy of the recorded transfer document or other proof satisfactory to Gatherer that the claimant is legally entitled to such interest.  If Producer is directly or indirectly acquired by a third party that, immediately prior to the closing of such acquisition, is not an Affiliate of Producer, then none of the wells, lands, or leases within the Dedicated Acreage owned (or under or otherwise subject to a third-party contract to be acquired) by the acquiring third party or it’s Affiliates shall become subject to this Agreement; provided, however, that Producer and Producer’s Products (excluding any Person that is not an Affiliate of Producer immediately prior to the closing of such acquisition) shall remain subject to this Agreement (including with respect to Section 2.6  ).

ARTICLE 14
DEFAULT; REMEDIES
Section 14.1 Default.  The following shall constitute events of “Default” under this Agreement by Producer or Gatherer, as applicable:
(a)if such Party fails to pay any amount due to the other Party when the same is due, and such Party’s account remains delinquent beyond a twenty (20) Day period, exclusive of any amounts subject to a good faith dispute pursuant to Section 5.4;
(b)if such Party experiences an Insolvency Event;
(c)if such Party is in material breach of this Agreement (other than for failure to pay amounts due subject to a good faith dispute, which is addressed in Section 14.1(a)), and that breach is not cured within forty-five (45) Days after receipt by such Party of written notice from the other Party asserting such breach.
Section 14.2 Remedies.  If a Party is in Default, the non-Defaulting Party may, in addition and without prejudice to any other remedies such non-Defaulting Party may have under this Agreement or at law or in equity, suspend all performance under this Agreement and/or terminate this Agreement, in each case upon ten (10) Days written notice. The Parties agree that monetary damages may not be an adequate remedy for a Default. In the event of any Default by a Party, the non-Defaulting Party, at its election, may seek specific performance of the Defaulting Party’s obligations or other appropriate equitable relief.
ARTICLE 15
CHOICE OF LAW; DISPUTE RESOLUTION; JURISDICTION; VENUE
Section 15.1 Choice of Law.  This Agreement will be interpreted, construed, and governed by the laws of the state of Texas, without reference to conflicts of law principles thereof that might apply the laws of another jurisdiction.
Section 15.2 Dispute Resolution.  The Parties desire to resolve any disputes related to this Agreement that may arise by mutual agreement, if possible.  All disputes arising out of or relating to this Agreement that are not resolved by mutual agreement of the Parties shall be resolved using the provisions of this Section 15.2.

(a)If a dispute or disputes arise out of or relating to this Agreement, a Party shall give notice of the dispute(s) to the other Party, and each Party will appoint an employee to negotiate with the other Party concerning the dispute(s).  If the dispute(s) have not been resolved by negotiation within thirty (30) Days of the initial dispute notice, the dispute(s) shall be exclusively and finally resolved by binding arbitration in Houston, Texas in accordance with the then current Rules for Non-Administered Arbitration of the International Institute for Conflict Prevention and Resolution (“Rules”) and this Section 15.2.
(b)The arbitration shall be governed by the Rules, to the exclusion of any provision of state law inconsistent with them.  The arbitration shall be initiated by a Party seeking arbitration by notice transmitted to the other Party or Parties to be involved.
(c)The Parties shall select one disinterested arbitrator with at least 10 years’ experience in the midstream oil and gas industry and ten (10) years’ experience with oil and gas law, and not previously employed by either Party or its Affiliates, and, if possible, shall be selected by agreement between the Parties.  If the Parties cannot select an arbitrator by agreement within fifteen (15) Days of the date of the notice of arbitration, a qualified arbitrator will be selected in accordance with the Rules.
(d)If the dispute(s) involves an amount greater than $150,000, the dispute(s) will be decided by a panel of three arbitrators with the above qualifications, one selected by each Party, and the third selected by the Party-appointed arbitrators, or in the absence of their agreement, pursuant to the Rules.
(e)The arbitrator(s) shall resolve the disputes and render a final award in accordance with the substantive law of the state of Texas.
(f)If arbitration is necessary to resolve a dispute, the arbitral tribunal is authorized to award costs and reasonable attorneys’ fees or allocate them between the Parties, and the costs of the arbitration proceedings, including reasonable attorneys’ fees, shall be borne in the manner determined by the arbitral tribunal.
(g)The decision of the arbitrator(s) shall be final and binding on both Parties and shall set forth the reasons for the award in writing, and judgment on the arbitration award may be entered in any court having jurisdiction.
ARTICLE 16
NOTICES
Section 16.1 Notices.  Any notice, request, demand, statement, bill, payment or other communication provided for in this Agreement or any notice which any Party may desire to give to the other, will be in writing and will be considered as duly delivered if delivered by mail, email, commercial courier, or personally, to the address or facsimile numbers of the applicable Parties, and to the attention of their respective contact persons, as follows:

Gatherer:	Catarina Midstream, LLC c/o Evolve Transition Infrastructure LP 1360 Post Oak Blvd, Suite 2400 Houston, Texas 77056 Attn: Chief Financial Officer Email: cward@evolvetransition.com with a copy (which shall not constitute notice) to:

Hunton Andrews Kurth LLP
600 Travis Street, Suite 4200
Houston, Texas 77002
Attention: Philip Haines
Email: phaines@huntonak.com

Producer:	SN Catarina, LLC c/o Mesquite Energy, Inc. Pennzoil Place 700 Milam Street, Suite 600 Houston, Texas 77002 Attn: General Counsel Email: gkopel@mesquite-energy.com with a copy (which shall not constitute notice) to:

Gibson, Dunn & Crutcher LLP

811 Main Street, Suite 3000

Houston, Texas 77002

Attention: James S. Robertson

Email: JRobertson@gibsondunn.com

Notwithstanding the foregoing of this Section 16.1, statements, bills and invoices may be delivered via email or other electronic means as may be agreed to between the Parties and nominations and changes thereto may be delivered pursuant to Section 6.1.  Either Party may at any time and from time to time by written notice to the other Party designate different persons or addresses for notice.

Notices will be deemed received: (a) if sent by first class mail, three (3) Business Days after the postmark date when properly addressed and deposited in the United States mail, first class postage prepaid; (b) if sent by email, upon transmission so long as the sender does not receive an automatic system notification that such email was not deliverable; (c) if sent by commercial courier, upon the date of actual delivery as evidenced by the recipient’s written acknowledgment of receipt; and (d) if delivered personally, upon the date of actual delivery.

ARTICLE 17
MISCELLANEOUS PROVISIONS
Section 17.1 FL&U Limitation; Other System Fuel.

(a)If the quantity under clause (i) of the definition of “FL&U”, above, exceeds the FL&U Maximum of the Products as compared between the Receipt Points and the Delivery Points pursuant to Section 10.6 for a period of sixty consecutive (60) days, Producer may cause the Parties to retain a mutually agreeable third party to review the Gathering System’s operation and measurement to determine the cause of such loss.  If, as a result of such third party review, it is determined that the loss is attributable to Gatherer’s measurement and/or operation of the Gathering System not being in accordance with standard industry practice, Gatherer shall reimburse to Producer a dollar amount equal to the quantity under clause (i) in excess of the FL&U Maximum of the Products for such consecutive sixty (60) day period multiplied by the actual average daily price received by Producer for the Products during such sixty (60) day period and Gatherer shall pay for the third party review.  Otherwise, such third party review will be paid for by Producer.
(b)Each Month, Gatherer shall meter and measure all Producer’s Gas used by Gatherer to generate electricity other than Producer’s Gas used by Gatherer to generate electricity at the South Appraisal Separator (as shown on Exhibit F attached hereto) (“Other System Fuel”), and, unless both Parties agree otherwise (in writing) with respect to Gatherer’s use of any Other System Fuel, Gatherer shall account to Producer for the actual amount of Producer’s Gas used as Other System Fuel for such Month pursuant to Section 5.2(a) and this Section 17.1(b). Gatherer shall calculate the value of the Other System Fuel used during the applicable Month based upon the price of Producer’s Gas received by Producer during such Month, and such amount, if any, shall be set forth on the statement delivered by Gatherer to Producer pursuant to Section 5.2(a) for the applicable Month and shall act as a reduction to the total amount set forth on such statement pursuant to Section 5.2(a)(vi).
Section 17.2 Counterparts.  This Agreement may be executed in two counterparts, and delivered by facsimile or other electronic means, each of which when so executed and delivered will be an original, and such counterparts together will constitute one instrument. The signatures of all Parties need not appear on the same counterpart and delivery of an executed counterpart signature page of this Agreement (including by means of email attaching a copy in portable document format (.pdf) will be equally as effective as delivery of an original executed counterpart of this Agreement in the presence of the other Parties.
Section 17.3 Entire Agreement.  This Agreement, including the Exhibits referenced in and attached to this Agreement, contains the entire agreement of Gatherer and Producer with respect to the matters addressed in this Agreement and will be amended only by an instrument in writing signed by both Parties.  The Parties acknowledge that this Agreement will be deemed and considered for all purposes as prepared through the joint efforts of the Parties and will not be construed against a Party as a result of the preparation, submittal, negotiation or drafting of this Agreement.
Section 17.4 Mutual Waiver of Certain Remedies.  NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, OTHER THAN REASONABLE ATTORNEYS’ FEES AND COURT COSTS, IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER PARTY, ANY SUCCESSORS IN INTEREST OR ANY BENEFICIARY OR ASSIGNEE OF THIS AGREEMENT FOR ANY CONSEQUENTIAL, INCIDENTAL, INDIRECT, SPECIAL, OR PUNITIVE DAMAGES, OR FOR LOST OR

DELAYED PRODUCTION OR LOST BUSINESS OPPORTUNITY, OR FOR BUSINESS LOSSES OR FOR ECONOMIC LOSSES OF THE OTHER PARTY ARISING OUT OF THIS AGREEMENT OR ANY BREACH HEREOF.  THIS SECTION 17.4 WILL APPLY NOTWITHSTANDING THE SOLE, JOINT OR CONCURRENT NEGLIGENCE, GROSS NEGLIGENCE OR OTHER FAULT OR RESPONSIBILITY OF THE PARTY WHOSE LIABILITY IS WAIVED BY THIS PROVISION, OR ANY OTHER EVENT OR CONDITION, WHETHER ANTICIPATED OR UNANTICIPATED, AND REGARDLESS OF WHETHER PRE-EXISTING PRIOR TO THE DATE OF THIS AGREEMENT.
Section 17.5 Confidentiality.  Gatherer and Producer, and their respective employees, agents, officers, directors, Affiliates and attorneys, will keep the terms of this Agreement confidential.  It is understood and agreed upon that disclosure of the terms of this Agreement to any Person who is not a Party to this Agreement could result in damage to the non-disclosing Party for which the disclosing Party may be held liable.  However, subject to the limitations set forth below, either Party may disclose the terms of this Agreement without prior permission of the other Party, to the following Persons (“Representatives”) in the following circumstances:
(a)to the extent disclosures may be reasonably required to effectuate performance of this Agreement or the construction or operation of the Gathering System;
(b)to any potential contractors or professional consultants or advisers engaged by or on behalf of such Party and acting in that capacity where such disclosure is essential to such Representative’s work;
(c)to financial institutions and other financing sources requiring such disclosure in connection with making, continuing or renewing a loan or making an investment in such Party or its Affiliates;
(d)as required by regulatory bodies, including, without limitation, the U.S. Securities and Exchange Commission and any stock exchange to which such Party or its Affiliates are subject, taxing authorities with jurisdiction over part or all of the subject matter of this Agreement and to other Persons to whom disclosure is required by such regulatory bodies;
(e)to courts or other tribunals having jurisdiction and requiring such disclosure, and to other Persons to whom disclosure is required by such courts or other tribunals;
(f)to current or prospective investors, partners, joint venture participants or purchasers of the assets or equity of either Party and their Affiliates;
(g)to independent certified public accountants for purposes of obtaining a financial audit;
(h)as required by subpoena or other legal discovery processes, or Applicable Law; and
(i)in connection with the exercise of remedies hereunder.
Section 17.6 Consent to Disconnection.  If this Agreement terminates for any reason whatsoever, Producer hereby consents and agrees that Gatherer shall be entitled to disconnect, at its sole cost and expense, any wells, leases, pipeline connections or other facilities utilized by Producer that deliver Producer’s Products at the Receipt Points under this Agreement after ten (10) Days prior written notice. “Disconnect” for the purposes of this Section 17.6   means to remove metering facilities, pipelines and any other interconnection facilities through which Producer’s Products was delivered under this Agreement that are either owned by Gatherer, or owned by the pipeline with which Gatherer contracted for the gathering or transportation services at the Delivery Point(s). This consent and agreement by Producer in this paragraph applies to both Gatherer and Gatherer’s Affiliates, without distinction, and is intended in all respects to satisfy the laws, rules or regulations of any applicable jurisdiction.
Section 17.7 Governmental Regulations; Change in Regulations.
(a)This Agreement will be subject to all valid applicable state, local and federal laws, orders, directives, rules and regulations of any Governmental Authority having jurisdiction over this Agreement and the gathering and delivery of Producer’s Products under this Agreement.
(b)If the operating (fixed or variable) costs of the Gathering System change as a result of a Change in Law (including any Change in Law with respect to Emissions), Gatherer may charge Producer (and Producer shall pay) an additional fee hereunder to reimburse Gatherer for such increase in costs.  The amount of such fee shall be equal to the sum of the total capital costs of equipment or facilities installed by Gatherer (prorated over the useful life of such equipment and/or facilities and across the total volumes utilizing such equipment and/or facilities), the operating costs incurred in response to such change (including reasonable overhead) and a rate of return equal to Gatherer’s weighted average cost of capital, plus 5%.  Gatherer will submit to Producer a statement setting forth in reasonable detail the basis for and the calculation of such fee.
Section 17.8 No Waiver.  No waiver by either Party of any default of the other Party under this Agreement will operate as a waiver of any future default, whether of a like or different character or nature.
Section 17.9 Survival.  The provisions of Section 17.5 will survive any expiration or termination of this Agreement for a period of one (1) year.  The respective indemnification obligations of the Parties set forth in this Agreement and the provisions of clause (2) of Section 2.1, and Section 17.4 will survive any expiration or termination of this Agreement.  Any expiration or termination of this Agreement will not relieve Gatherer or Producer of any accrued obligations to pay monies due, if any, to the other Party or any obligations to settle any Imbalances due, if any, to the other Party or a Party receiving Producer’s Products dedicated hereunder, or any other obligations incurred or accrued before any expiration or termination of this Agreement.
Section 17.10 Severability; Underlying Agreements; Mitigation.  If any provision of this Agreement is determined to be invalid, illegal or unenforceable because it is contrary to Applicable Law or, if complied with or performed, would result in any breach or other violation of any Dedicated Instrument or otherwise conflicts with any Dedicated Instrument, all other provisions of this Agreement shall nevertheless remain in full force and effect, and the Parties hereby agree to amend this Agreement (and/or enter into other mutually acceptable agreements or arrangements) to the extent necessary to effect the original intent of the Parties and maintain the Parties’ relative economic burdens and benefits, as closely as possible.  Without limiting the foregoing, each Party shall take all reasonable steps, and shall reasonably cooperate with the other Party in good faith, to mitigate damages in respect of any claim under this Agreement for which it or another member of its Group is seeking indemnification and shall use reasonable efforts to avoid any costs or expenses associated with such claim and, if such costs and expenses cannot be avoided, to minimize the amount thereof.  Further, no Party shall take nor fail to take any action, which action or inaction induces, incentivizes or otherwise is reasonably likely to lead a third party to make a claim against a member of the other Party’s Group for which it seeks indemnification under this Agreement.  Additionally, if any provision of this Agreement, if complied with or performed, would result (or has resulted) in any breach or other violation (or is being challenged as a breach or other violation) of any Dedicated Instrument, otherwise conflicts (or is being challenged as conflicting) with any Dedicated Instrument, or would otherwise give (or has otherwise given) rise to a claim under this Agreement as a result of such a breach or other violation or conflict (or challenge) with respect to any Dedicated Instrument, each Party shall take all reasonable steps, and shall reasonably cooperate with the other Party in good faith, to mitigate damages with respect to such a breach or other violation or conflict (or challenge) and to amend this Agreement (and/or enter into other mutually acceptable agreements or arrangements) to the extent necessary to effect the original intent of the Parties and maintain the Parties’ relative economic burdens and benefits, as closely as possible.
Section 17.11 Integrated Transaction.  Gatherer and Producer intend and agree that this Agreement and all Exhibits hereto and the recorded memorandum required hereby constitute and are a single integrated transaction and such documents contain the entire agreement between the Parties with respect to the subject matter of this single, indivisible contract as of the Effective Date; and there are no prior agreements, understandings, representations, or warranties between the Parties, other than those set forth or referred to in such integrated transaction documents.  If a Party becomes the debtor in a case filed under any bankruptcy law at any time prior to the termination of this Agreement, such Party acknowledges and agrees that (i) for the purposes of assumption or rejection as an executory contract pursuant to the provisions of 11 U.S.C. §§101, et seq. (as may be amended from time to time) or other Applicable Law, this Agreement and any amendments hereto must be assumed in their entirety as a single, integrated contract and (ii) any failure by it to perform its obligations under the single, integrated contract will seriously prejudice the rights and interests of the other Party due to, among other factors, the risk of loss of oil, Products and other mineral production, proceeds and interests that would have a material adverse effect on the other Party and the value of its property interests, contractual rights, and business operations.

(Signatures Follow on Next Page)

IN WITNESS WHEREOF, this Agreement has been executed by the Parties as of the date first written above.

GATHERER:

CATARINA MIDSTREAM, LLC

By:	Evolve Transition Infrastructure LP, its sole member
By:	Evolve Transition Infrastructure GP LLC, its general partner

By:	/s/ Charles C. Ward
Name:	Charles Ward
Title:	Chief Financial Officer and Secretary

PRODUCER:

SN CATARINA, LLC

By:	/s/ Cameron W. George
Name:	Cameron W. George
Title:	Chief Executive Officer

Signature Page to Amended and Restated Firm Gathering and Processing Agreement

EXHIBIT A

Receipt Points (and CGPs); Delivery Point(s)

Western Catarina Receipt Points

Meter Number(s)	Receipt Point		Maximum Receipt Capacity
Flange of:
API	Well Name	Pad
42127337520100	PILONCILLO A 01H	A01	Design capacity limit
42127370580000	PILONCILLO A 01HX	A01	Design capacity limit
42127370590000	PILONCILLO A 01HY	A01	Design capacity limit
42127370600000	PILONCILLO A 01HZ	A01	Design capacity limit
42127337660100	PILONCILLO A 02H	A02	Design capacity limit
42127370550000	PILONCILLO A 02HY	A02	Design capacity limit
42127370560000	PILONCILLO A 02HZ	A02	Design capacity limit
42127338430200	PILONCILLO A 03H	A03/04	Design capacity limit
42127338440000	PILONCILLO A 04H	A03/04	Design capacity limit
42127339600000	PILONCILLO A 05H	A05	Design capacity limit
42127341090000	PILONCILLO A 06HA	A06	Design capacity limit
42127341080000	PILONCILLO A 06HB	A06	Design capacity limit
42127341100000	PILONCILLO A 06HC	A06	Design capacity limit
42127341110000	PILONCILLO A 06HD	A06	Design capacity limit
42127342970000	PILONCILLO A 07HA	A07	Design capacity limit
42127342990000	PILONCILLO A 07HB	A07	Design capacity limit
42127343000000	PILONCILLO A 07HC	A07	Design capacity limit
42127343020000	PILONCILLO A 07HD	A07	Design capacity limit
42127343820000	PILONCILLO A 07HE	A07	Design capacity limit
42127365400000	PILONCILLO A 07HG	A07	Design capacity limit
42127365410000	PILONCILLO A 07HH	A07	Design capacity limit
42127365420000	PILONCILLO A 07HI	A07	Design capacity limit
42127367930000	PILONCILLO A 07HY	A07	Design capacity limit
42127367940000	PILONCILLO A 07HZ	A07	Design capacity limit
42127343010000	PILONCILLO A 08HA	A08	Design capacity limit
42127343030000	PILONCILLO A 08HB	A08	Design capacity limit
42127343040000	PILONCILLO A 08HC	A08	Design capacity limit
42127343050100	PILONCILLO A 08HD	A08	Design capacity limit
42127369940000	PILONCILLO A 08HE	A08	Design capacity limit
42127369950000	PILONCILLO A 08HF	A08	Design capacity limit
42127370000000	PILONCILLO A 08HG	A08	Design capacity limit
42127343060000	PILONCILLO A 08HL	A08	Design capacity limit
42127345030000	PILONCILLO A 09HW	A09	Design capacity limit
42127345140000	PILONCILLO A 09HX	A09	Design capacity limit
42127345040000	PILONCILLO A 09HY	A09	Design capacity limit

Exhibit A – Page 1

42127345050000	PILONCILLO A 09HZ	A09	Design capacity limit
42127346800000	PILONCILLO A 10HA	A10	Design capacity limit
42127346780000	PILONCILLO A 10HB	A10	Design capacity limit
42127346790000	PILONCILLO A 10HC	A10	Design capacity limit
42127346810000	PILONCILLO A 10HD	A10	Design capacity limit
42127369270000	PILONCILLO A 10HE	A10	Design capacity limit
42127369280000	PILONCILLO A 10HF	A10	Design capacity limit
42127347290000	PILONCILLO A 11HA	A11	Design capacity limit
42127347040000	PILONCILLO A 11HB	A11	Design capacity limit
42127347030000	PILONCILLO A 11HC	A11	Design capacity limit
42127347080000	PILONCILLO A 11HD	A11	Design capacity limit
42127347240000	PILONCILLO A 11HE	A11	Design capacity limit
42127347230000	PILONCILLO A 11HF	A11	Design capacity limit
42127350240000	PILONCILLO A 12HA	A12	Design capacity limit
42127350210000	PILONCILLO A 12HB	A12	Design capacity limit
42127350230000	PILONCILLO A 12HC	A12	Design capacity limit
42127370780000	PILONCILLO A 12HD	A12	Design capacity limit
42127370790000	PILONCILLO A 12HE	A12	Design capacity limit
42127370860000	PILONCILLO A 12HU	A12	Design capacity limit
42127370870000	PILONCILLO A 12HV	A12	Design capacity limit
42127370880000	PILONCILLO A 12HW	A12	Design capacity limit
42127350250000	PILONCILLO A 12HX	A12	Design capacity limit
42127350260000	PILONCILLO A 12HY	A12	Design capacity limit
42127350290000	PILONCILLO A 12HZ	A12	Design capacity limit
42127347310000	PILONCILLO A 13HV	A13	Design capacity limit
42127347330000	PILONCILLO A 13HW	A13	Design capacity limit
42127347320000	PILONCILLO A 13HX	A13	Design capacity limit
42127347370000	PILONCILLO A 13HY	A13	Design capacity limit
42127347400000	PILONCILLO A 13HZ	A13	Design capacity limit
42127350890000	PILONCILLO A 14HA	A14	Design capacity limit
42127350730000	PILONCILLO A 14HB	A14	Design capacity limit
42127350740000	PILONCILLO A 14HC	A14	Design capacity limit
42127350820000	PILONCILLO A 14HD	A14	Design capacity limit
42127350850000	PILONCILLO A 14HE	A14	Design capacity limit
42127378400000	PILONCILLO A 14HX	A14	Design capacity limit
42127378420000	PILONCILLO A 14HY	A14	Design capacity limit
42127378410000	PILONCILLO A 14HZ	A14	Design capacity limit
42127347650000	PILONCILLO A 15HL	A15	Design capacity limit
42127347660000	PILONCILLO A 15HM	A15	Design capacity limit
42127347670000	PILONCILLO A 15HW	A15	Design capacity limit
42127347680000	PILONCILLO A 15HX	A15	Design capacity limit
42127347690000	PILONCILLO A 15HY	A15	Design capacity limit
42127347700000	PILONCILLO A 15HZ	A15	Design capacity limit

Exhibit A – Page 2

42127369290000	PILONCILLO A 16HU	A16	Design capacity limit
42127369300000	PILONCILLO A 16HV	A16	Design capacity limit
42127369310000	PILONCILLO A 16HW	A16	Design capacity limit
42127369320000	PILONCILLO A 16HX	A16	Design capacity limit
42127369330000	PILONCILLO A 16HY	A16	Design capacity limit
42127369340000	PILONCILLO A 16HZ	A16	Design capacity limit
42127372740000	PILONCILLO A 18U	A18	Design capacity limit
42127372750000	PILONCILLO A 18V	A18	Design capacity limit
42127372760000	PILONCILLO A 18W	A18	Design capacity limit
42127372780000	PILONCILLO A 18X	A18	Design capacity limit
42127372790000	PILONCILLO A 18Y	A18	Design capacity limit
42127372800000	PILONCILLO A 18Z	A18	Design capacity limit
42127369390100	PILONCILLO A 23HA	A23	Design capacity limit
42127369400000	PILONCILLO A 23HB	A23	Design capacity limit
42127373330000	PILONCILLO A 23HC	A23	Design capacity limit
42127373340000	PILONCILLO A 23HD	A23	Design capacity limit
42127373350000	PILONCILLO A 23HE	A23	Design capacity limit
42127373360000	PILONCILLO A 23HF	A23	Design capacity limit
42127373370000	PILONCILLO A 23HG	A23	Design capacity limit
42127373380000	PILONCILLO A 23HH	A23	Design capacity limit
42127369410000	PILONCILLO A 23HX	A23	Design capacity limit
42127354470000	PILONCILLO A 23HY	A23	Design capacity limit
42127354480000	PILONCILLO A 23HZ	A23	Design capacity limit
42127354670000	PILONCILLO A 24HY	A24	Design capacity limit
42127354690000	PILONCILLO A 24HZ	A24	Design capacity limit
42127377560000	PILONCILLO A 25HA	A25	Design capacity limit
42127377570000	PILONCILLO A 25HB	A25	Design capacity limit
42127377580000	PILONCILLO A 25HC	A25	Design capacity limit
42127377590000	PILONCILLO A 25HD	A25	Design capacity limit
42127377600000	PILONCILLO A 25HE	A25	Design capacity limit
42127372630000	PILONCILLO A 25HX	A25	Design capacity limit
42127372640000	PILONCILLO A 25HY	A25	Design capacity limit
42127372650000	PILONCILLO A 25HZ	A25	Design capacity limit
42127373390000	PILONCILLO A 28HA	A28	Design capacity limit
42127373400000	PILONCILLO A 28HB	A28	Design capacity limit
42127373410000	PILONCILLO A 28HC	A28	Design capacity limit
42127373420000	PILONCILLO A 28HD	A28	Design capacity limit
42127373430000	PILONCILLO A 28HE	A28	Design capacity limit
42127372820000	PILONCILLO A 31HA	A31	Design capacity limit
42127372830000	PILONCILLO A 31HB	A31	Design capacity limit
42127372840000	PILONCILLO A 31HC	A31	Design capacity limit
42127372850000	PILONCILLO A 31HD	A31	Design capacity limit
42127372860000	PILONCILLO A 31HE	A31	Design capacity limit

Exhibit A – Page 3

42127375540000	PILONCILLO A 41HW	A41	Design capacity limit
42127375550000	PILONCILLO A 41HX	A41	Design capacity limit
42127375560000	PILONCILLO A 41HY	A41	Design capacity limit
42127375570000	PILONCILLO A 41HZ	A41	Design capacity limit
42127379250000	PILONCILLO A 42HA	A42	Design capacity limit
42127379260000	PILONCILLO A 42HB	A42	Design capacity limit
42127379270000	PILONCILLO A 42HC	A42	Design capacity limit
42127379280000	PILONCILLO A 42HD	A42	Design capacity limit
42127379050000	PILONCILLO A 43HW	A43	Design capacity limit
42127379060000	PILONCILLO A 43HX	A43	Design capacity limit
42127379070000	PILONCILLO A 43HY	A43	Design capacity limit
42127379080000	PILONCILLO A 43HZ	A43	Design capacity limit
42479410610100	PILONCILLO D 01H	D01	Design capacity limit
42479412340000	PILONCILLO D 03H	D03	Design capacity limit
42479432870000	PILONCILLO D 03HB	D03	Design capacity limit
42479432880000	PILONCILLO D 03HC	D03	Design capacity limit
42479420380000	PILONCILLO D 03HM	D03	Design capacity limit
42479412160100	PILONCILLO D 04H	D04	Design capacity limit
42479415960000	PILONCILLO D 04HA	D04	Design capacity limit
42479415970000	PILONCILLO D 04HB	D04	Design capacity limit
42479415980000	PILONCILLO D 04HC	D04	Design capacity limit
42479415990000	PILONCILLO D 04HD	D04	Design capacity limit
42479416000000	PILONCILLO D 04HE	D04	Design capacity limit
42479412810000	PILONCILLO D 05HA	D05	Design capacity limit
42479412820000	PILONCILLO D 05HB	D05	Design capacity limit
42479412860000	PILONCILLO D 05HY	D05	Design capacity limit
42479412850000	PILONCILLO D 05HZ	D05	Design capacity limit
42479412510000	PILONCILLO D 06HA	D06	Design capacity limit
42479413750000	PILONCILLO D 06HB	D06	Design capacity limit
42479413510000	PILONCILLO D 07HA	D07	Design capacity limit
42479413410000	PILONCILLO D 07HB	D07	Design capacity limit
42479413520000	PILONCILLO D 07HL	D07	Design capacity limit
42479413530000	PILONCILLO D 07HM	D07	Design capacity limit
42479413420000	PILONCILLO D 08HA	D08	Design capacity limit
42479413430000	PILONCILLO D 08HB	D08	Design capacity limit
42479413440000	PILONCILLO D 08HC	D08	Design capacity limit
42479432850000	PILONCILLO D 08HD	D08	Design capacity limit
42479432890000	PILONCILLO D 08HE	D08	Design capacity limit
42479432900000	PILONCILLO D 08HF	D08	Design capacity limit
42479413460000	PILONCILLO D 08HL	D08	Design capacity limit
42479432910000	PILONCILLO D 08HY	D08	Design capacity limit
42479432920000	PILONCILLO D 08HZ	D08	Design capacity limit
42479414120000	PILONCILLO D 09HA	D09	Design capacity limit

Exhibit A – Page 4

42479414130000	PILONCILLO D 09HB	D09	Design capacity limit
42479414140000	PILONCILLO D 09HC	D09	Design capacity limit
42479414190000	PILONCILLO D 09HD	D09	Design capacity limit
42479430560000	PILONCILLO D 09HE	D09	Design capacity limit
42479430570000	PILONCILLO D 09HF	D09	Design capacity limit
42479430580000	PILONCILLO D 09HG	D09	Design capacity limit
42479430590000	PILONCILLO D 09HH	D09	Design capacity limit
42479414520000	PILONCILLO D 10HA	D10	Design capacity limit
42479414530000	PILONCILLO D 10HB	D10	Design capacity limit
42479414540000	PILONCILLO D 10HC	D10	Design capacity limit
42479414610000	PILONCILLO D 10HL	D10	Design capacity limit
42479415100000	PILONCILLO D 11HA	D11	Design capacity limit
42479415080000	PILONCILLO D 11HB	D11	Design capacity limit
42479415090200	PILONCILLO D 11HC	D11	Design capacity limit
42479415110000	PILONCILLO D 11HD	D11	Design capacity limit
42479416180000	PILONCILLO D 12HA	D12	Design capacity limit
42479416130000	PILONCILLO D 12HB	D12	Design capacity limit
42479416170000	PILONCILLO D 12HC	D12	Design capacity limit
42479416140000	PILONCILLO D 12HD	D12	Design capacity limit
42479416820000	PILONCILLO D 13HA	D13	Design capacity limit
42479416870000	PILONCILLO D 13HB	D13	Design capacity limit
42479416880000	PILONCILLO D 13HC	D13	Design capacity limit
42479433140000	PILONCILLO D 13HD	D13	Design capacity limit
42479433150000	PILONCILLO D 13HE	D13	Design capacity limit
42479416720000	PILONCILLO D 14HA	D14	Design capacity limit
42479416730000	PILONCILLO D 14HB	D14	Design capacity limit
42479416740000	PILONCILLO D 14HW	D14	Design capacity limit
42479416750000	PILONCILLO D 14HX	D14	Design capacity limit
42479416760000	PILONCILLO D 14HY	D14	Design capacity limit
42479416660000	PILONCILLO D 14HZ	D14	Design capacity limit
42479416980000	PILONCILLO D 15HA	D15	Design capacity limit
42479416990000	PILONCILLO D 15HB	D15	Design capacity limit
42479417000000	PILONCILLO D 15HC	D15	Design capacity limit
42479417010000	PILONCILLO D 15HD	D15	Design capacity limit
42479417320000	PILONCILLO D 16HA	D16	Design capacity limit
42479417330000	PILONCILLO D 16HB	D16	Design capacity limit
42479432030000	PILONCILLO D 16HC	D16	Design capacity limit
42479433550000	PILONCILLO D 16HE	D16	Design capacity limit
42479432050000	PILONCILLO D 16HY	D16	Design capacity limit
42479432060000	PILONCILLO D 16HZ	D16	Design capacity limit
42479418120000	PILONCILLO D 17HA	D17	Design capacity limit
42479418140000	PILONCILLO D 17HB	D17	Design capacity limit
42479418130000	PILONCILLO D 17HC	D17	Design capacity limit

Exhibit A – Page 5

42479418150000	PILONCILLO D 17HD	D17	Design capacity limit
42479418170000	PILONCILLO D 17HE	D17	Design capacity limit
42479418180000	PILONCILLO D 17HF	D17	Design capacity limit
42479421360000	PILONCILLO D 17HW	D17	Design capacity limit
42479421370000	PILONCILLO D 17HX	D17	Design capacity limit
42479421320000	PILONCILLO D 17HY	D17	Design capacity limit
42479421380000	PILONCILLO D 17HZ	D17	Design capacity limit
42479420330000	PILONCILLO D 18HA	D18	Design capacity limit
42479420280000	PILONCILLO D 18HB	D18	Design capacity limit
42479420370000	PILONCILLO D 18HC	D18	Design capacity limit
42479420290000	PILONCILLO D 18HD	D18	Design capacity limit
42479420300000	PILONCILLO D 18HE	D18	Design capacity limit
42479420320000	PILONCILLO D 18HF	D18	Design capacity limit
42479429610000	PILONCILLO D 18HG	D18	Design capacity limit
42479429620000	PILONCILLO D 18HH	D18	Design capacity limit
42479429650000	PILONCILLO D 18HI	D18	Design capacity limit
42479429630000	PILONCILLO D 18HJ	D18	Design capacity limit
42479429660000	PILONCILLO D 18HK	D18	Design capacity limit
42479420980000	PILONCILLO D 19HA	D19	Design capacity limit
42479421000000	PILONCILLO D 19HB	D19	Design capacity limit
42479421010000	PILONCILLO D 19HC	D19	Design capacity limit
42479421020000	PILONCILLO D 19HD	D19	Design capacity limit
42479421030000	PILONCILLO D 19HE	D19	Design capacity limit
42479431040000	PILONCILLO D 19HG	D19	Design capacity limit
42479431060000	PILONCILLO D 19HH	D19	Design capacity limit
42479431070000	PILONCILLO D 19HI	D19	Design capacity limit
42479431750000	PILONCILLO D 19HZ	D19	Design capacity limit
42479422070000	PILONCILLO D 20HA	D20	Design capacity limit
42479422080000	PILONCILLO D 20HB	D20	Design capacity limit
42479422100000	PILONCILLO D 20HD	D20	Design capacity limit
42479422110000	PILONCILLO D 20HE	D20	Design capacity limit
42479422120000	PILONCILLO D 20HV	D20	Design capacity limit
42479422130000	PILONCILLO D 20HW	D20	Design capacity limit
42479422060000	PILONCILLO D 20HX	D20	Design capacity limit
42479422140000	PILONCILLO D 20HY	D20	Design capacity limit
42479422150000	PILONCILLO D 20HZ	D20	Design capacity limit
42479416780100	PILONCILLO D 21HA	D21	Design capacity limit
42479416790000	PILONCILLO D 21HB	D21	Design capacity limit
42479416800000	PILONCILLO D 21HC	D21	Design capacity limit
42479416810000	PILONCILLO D 21HD	D21	Design capacity limit
42479422260000	PILONCILLO D 22HA	D22	Design capacity limit
42479422340000	PILONCILLO D 22HB	D22	Design capacity limit
42479422270000	PILONCILLO D 22HC	D22	Design capacity limit

Exhibit A – Page 6

42479422280000	PILONCILLO D 22HD	D22	Design capacity limit
42479422290000	PILONCILLO D 22HE	D22	Design capacity limit
42479422300000	PILONCILLO D 22HF	D22	Design capacity limit
42479422310000	PILONCILLO D 22HX	D22	Design capacity limit
42479422320000	PILONCILLO D 22HY	D22	Design capacity limit
42479422330000	PILONCILLO D 22HZ	D22	Design capacity limit
42479417830000	PILONCILLO D 23HA	D23	Design capacity limit
42479417840000	PILONCILLO D 23HB	D23	Design capacity limit
42479417850000	PILONCILLO D 23HC	D23	Design capacity limit
42479417860000	PILONCILLO D 23HD	D23	Design capacity limit
42479417870000	PILONCILLO D 23HE	D23	Design capacity limit
42479417880000	PILONCILLO D 23HF	D23	Design capacity limit
42479417780000	PILONCILLO D 24HA	D24	Design capacity limit
42479417790000	PILONCILLO D 24HB	D24	Design capacity limit
42479417930000	PILONCILLO D 24HC	D24	Design capacity limit
42479417800000	PILONCILLO D 24HD	D24	Design capacity limit
42479417810000	PILONCILLO D 24HE	D24	Design capacity limit
42479417820000	PILONCILLO D 24HZ	D24	Design capacity limit
42479423870000	PILONCILLO D 25HA	D25	Design capacity limit
42479423990000	PILONCILLO D 25HB	D25	Design capacity limit
42479423970000	PILONCILLO D 25HC	D25	Design capacity limit
42479423880000	PILONCILLO D 25HD	D25	Design capacity limit
42479423980000	PILONCILLO D 25HE	D25	Design capacity limit
42479423890000	PILONCILLO D 25HF	D25	Design capacity limit
42479422870000	PILONCILLO D 26HA	D26	Design capacity limit
42479422880000	PILONCILLO D 26HB	D26	Design capacity limit
42479422890100	PILONCILLO D 26HC	D26	Design capacity limit
42479422900000	PILONCILLO D 26HD	D26	Design capacity limit
42479429790000	PILONCILLO D 26HN	D26	Design capacity limit
42479429760000	PILONCILLO D 26HO	D26	Design capacity limit
42479429800000	PILONCILLO D 26HP	D26	Design capacity limit
42479423030000	PILONCILLO D 26HT	D26	Design capacity limit
42479423090000	PILONCILLO D 26HU	D26	Design capacity limit
42479423040000	PILONCILLO D 26HV	D26	Design capacity limit
42479423050000	PILONCILLO D 26HW	D26	Design capacity limit
42479423060000	PILONCILLO D 26HX	D26	Design capacity limit
42479423070000	PILONCILLO D 26HY	D26	Design capacity limit
42479423080000	PILONCILLO D 26HZ	D26	Design capacity limit
42479433860000	PILONCILLO SWD D 1D	PILONCILLO SWD D 1D	Design capacity limit

Eastern Catarina Receipt Points

Exhibit A – Page 7

For purposes of this section of Exhibit A, Receipt Points are the flanges closest to the point where flow from a given line commingles with flow from another pipeline or header. Such flanges are described below. For clarity, these Receipt Points are downstream of the related isolation valve, if present.

Receipt Point	Latitude/ Longitude
Flange of:
F5/300 to manifold D	Latitude 28.183265, Longitude -99.618337
F5/100 to manifold D	Latitude 28.183265, Longitude -99.618337
E3/E4/100 to manifold D	Latitude 28.183265, Longitude -99.618337
E1/400 to D1-400	Latitude 28.172093, Longitude -99.604984
C1/C4-400 to Transfer 200/300 lines near North Appraisal	Latitude 28.259518, Longitude -99.616122
B1/100 to manifold A	Latitude 28.266375, Longitude -99.617618
B1/300 to manifold A	Latitude 28.266375, Longitude -99.617618

Exhibit A – Page 8

Delivery Points

Meter Number(s)	Delivery Point	Maximum Delivery Capacity
Inlet of:
0969045-10	SOUTH-CPF-D1	Design capacity limit
0984505-10	SHELL TO DOS HERMANAS IC	Design capacity limit
0984505-20	SHELL TO DOS HERMANAS	Design capacity limit
EF1-11721	SWEPI NORTH #1	Design capacity limit
EF1-11722	SWEPI MIDDLE #2	Design capacity limit
EF1-11723	SWEPI SOUTH #3	Design capacity limit
1-8028	Shell A Inlet to LX 16”	Design capacity limit
1-8029 1-8039 4043651 4043652	Shell B Inlet to LX 16” South Appraisal to T2 Carnero A Carnero D - Harrison	Design capacity limit Design capacity limit Design capacity limit Design capacity limit
Shell 1A	SW Segue A	Design capacity limit
Shell 1D SWD	SW Segue D CPF-D	Design capacity limit Design capacity limit

Exhibit A – Page 9

EXHIBIT B

Fees

Gathering and Processing Fee (based on the aggregate quantity of Producer’s Products, stated in Unit of Volume delivered by Gatherer at all Delivery Points):

Western Catarina Gathering Rates

Existing Production:

[***] per Mcf for Gas, as may be adjusted in accordance with Section 5.4.

[***] per Barrel for Oil and Producer’s Condensate, as may be adjusted in accordance with Section 5.4.

[***] per Barrel for water.

Eastern Catarina Gathering Rates

Existing Production:

[***] per Mcf for Gas, as may be adjusted in accordance with Section 5.4.

[***] per Barrel for Oil and Producer’s Condensate, as may be adjusted in accordance with Section 5.4.

[***] per Barrel for water.

Gathering Rates for New Production from the Dedicated Acreage

Subject to Section 3.7(a), [***] per Mcf for Gas, as may be adjusted in accordance with Section 5.4.

[***] per Barrel for Oil and Producer’s Condensate, as may be adjusted in accordance with Section 5.4.

[***] per Barrel for water.

Gathering Rates for New Production from the Subject Wells

[***] per Mcf for Gas, as may be adjusted in accordance with Section 5.4.

[***] per Barrel for Oil and Producer’s Condensate, as may be adjusted in accordance with Section 5.4.

[***] per Barrel for water.

EXHIBIT C

Part 1(a) – Dedicated Acreage

CPF A
North Appraisal
Dedicated Acreage
CPF D
South Appraisal
WW14
WW7
WW3
WW12
WW4
WW6
WW8
WW11
WW2
Catarina
Pad Locations
Pipeline
Facilities
0
1
2
4
6
8
Miles

(Not all gathering lines are depicted.)

EXHIBIT C

Part 1(b) – Dedicated Acreage

Piloncillo Ranch Lease Line Coordinates - NAD1927 / StatePlane Texas South Central FIPS 4204 (US Feet)

United States
Mexico
N
W
E
S
Legend
Preliminary Interpretation
0
5000
10000
Feet
0
0.5
1
Miles
Restricted
Shell Exploration & Production
Projection Information
Piloncillo Ranch
Lease Line Coordinates

EXHIBIT C

Part 1(c) – Western Catarina

EXHIBIT C

Part 1(d) – Eastern Catarina

EXHIBIT C

Part 2 – Dedicated Deeds

Mineral Deed from Dan J. Harrison, III, as Grantor, to P Ranch Working Interest, LLC, as Grantee, dated May 12, 2010, covering 42,262.28 acres of land, more or less, situated in Dimmit, Webb and La Salle Counties, Texas, a Memorandum of which is recorded in Volume 386, Page 797 of the Deed Records of Dimmit County, Texas, in Volume 2946, Page 165 of the Deed Records of Webb County, Texas, and in Volume 505, Page 435 of the Deed Records of La Salle County, Texas, as amended, restated, supplemented, assigned or otherwise modified from time to time.

Mineral Deed from BFH Mining, Ltd., as Grantor, to P Ranch Working Interest, LLC, as Grantee, dated May 12, 2010, covering 42,262.28 acres of land, more or less, situated in Dimmit, Webb and La Salle Counties, Texas, a Memorandum of which is recorded in Volume 386, Page 526 of the Deed Records of Dimmit County, Texas, in Volume 2943, Page 303 of the Deed Records of Webb County, Texas, and in Volume 505, Page 170 of the Deed Records of La Salle County, Texas, as amended, restated, supplemented, assigned or otherwise modified from time to time.

EXHIBIT C

Part 3 – Dedicated Leases

Oil and Gas Lease by and between Harrison Interests, Ltd. and P Ranch Working Interest, LLC dated May 12, 2010, a memorandum of which is recorded in Volume 386, Page 510 of the Official Records of Dimmit County, Texas, in Volume 2943, Page 294 of the Official Records of Webb County, Texas, and in Volume 505, Page 161 of the Deed Records of La Salle County, Texas, as amended, restated, supplemented, assigned or otherwise modified from time to time.

Oil, Gas and Mineral Lease by and between the Risken Family Trust, Susan L. Westergren, Trustee, and SWEPI LP dated March 20, 2013, Texas, recorded in Volume 466, Page 396, Official Records of Dimmit County, Texas, as amended, restated, supplemented, assigned or otherwise modified from time to time.

EXHIBIT D

Gathering System

Pipelines

NOMINAL SIZE	LENGTH (ft)	PIPELINE NAME	ORIGIN PAD	TERMINATES
6	1,992	A11H-400-LP	A11H	A3/A4 Tie-In
8	63,641	A12H-200-LP	A12H	MANIFOLD A
8	63,414	A12H-100-LP	A12H	MANIFOLD A
8	731	A14H-100-HP	A14H	A6-300 Tie-In
8	4,670	A14H-700-LP	A14H	A8H Pad
8	436	A18H-700-LP	A18H	A3/A4-400-Tie-in
8	20,082	A1H-400-LP	A1H	NORTH APPRAISAL CPF
8	2,893	A23H-100-HP	A23H	D5H-100-Tie-in
4	2,995	A23H-300-LP	A23H	A3/4H-400-Tie-In
8	3,426	A23H -700-LP	A23H	D5-100 Tie-In
8	4,171	A24H-700-LP	A24H	A3/4H
8	2,312	A24H-700-LP	A24H	A12H-200-Tie-in
4	3,877	A25H-300-LP	A25H	A3/4H-400-Tie-In
8	-	A25H-100-HP	A25H	D5H-100-Tie-in
8	594	A2H-700-LP	A2H	NORTH APPRAISAL CPF
8	27,674	A3/A4H-400-LP	A3/A4H	A1H-400-LP Tie In
4	439	A43H-300-LP	A43H	A5H-400-Tie-in
8	439	A43H-100-HP	A43H	A5H-400-Tie-in
6	29,958	A5H-400-LP	A5H	NORTH APPRAISAL CPF

Exhibit D – Page 1

NOMINAL SIZE	LENGTH (ft)	PIPELINE NAME	ORIGIN PAD	TERMINATES
8	10,941	A6H-700-LP	A6H	A3/A4 -400-Tie-in
12	32,578	A6H-300-HP	A6H	MANIFOLD A
8	1,708	A8H-700-LP	A8H	A5-400 Tie-In
8	794	A9H -700-LP	A9H	A12-100 Tie-In
8	4,650	CPF D1 SUPPLY-200-LP	CPF D1 SUPPLY	MANIFOLD D
12	4,643	CPF D1 SUPPLY-300-LP	CPF D1 SUPPLY	MANIFOLD D
12	4,691	CPF-A to NORTH APPRAISAL 12"	CPF-A	NORTH APPRAISAL
12	1,774	CPF-A to MANIFOLD A-300 12"	CPF-A	MANIFOLD A
8	1,769	CPF-A to MANIFOLD A-100 8"	CPF-A	MANIFOLD A
8	1,769	CPF-A to MANIFOLD A-200 8"	CPF-A	MANIFOLD A
8	685	D11H-700-LP	D11H	D6-100 Tie-In
8	8,554	D12H-700-LP	D12H	D16H Tie-in
8	319	D13H-700-LP	D13H	D6-100 Tie-In
8	6,748	D14H-700-LP	D14H	D2H-100-Tie-in
8	30,566	D16H(A)-100-HP	D16H(A)	MANIFOLD D
12	30,590	D16H(B)-300-LP	D16H(B)	MANIFOLD D
8	30,617	D16H(C)-200-HP	D16H(C)	MANIFOLD D
8	685	D17H-100-HP	D17H	D6(A) Tie-In
8	1,373	D18H-700-LP	D18H	D19-700 Tie-In
8	7,392	D19H-100-HP	D19H	D2H-100-Tie-in
8	25,340	D1H-400-LP	D1H	A1H Pad
8	4,013	D1W1-100-LP	D1W1	CPF-D

Exhibit D – Page 2

NOMINAL SIZE	LENGTH (ft)	PIPELINE NAME	ORIGIN PAD	TERMINATES
8	1,048	D20H-100-HP	D20H	D2 Tie-In
8	205	D21H-700-LP	D21H	D6 Tie-In
8	2,204	D24H-700-LP	D24H	D16-100-Tie-in
12	7,895	D26H-300-LP	D26H	A3/A4 Pad
8	10,613	D26H-700-LP	D26H	D19H Tie-in
6	28,921	D2H-400-LP	D2H	D1H-400-LP Tie In
8	23,558	D2H(A)-100-HP	D2H(A)	MANIFOLD D
12	23,562	D2H(B)-300-LP	D2H(B)	MANIFOLD D
8	8,479	D3H-300-LP	D3H	SOUTH APPRAISAL CPF
8	739	D3H-700-LP	D3H	D6-400 Tie-In
4	16,072	D4H-700-LP	D4H	A1H-400-LP Tie In
8	12,933	D5H-700-LP	D5H	A3/A4-Tie-In
8	49,104	D5H-100-HP	D5H	MANIFOLD D
8	14,371	D6H-700-LP	D6H	D3H Tie-In
12	40,745	D6H-300-LP	D6H	MANIFOLD D
8	38,544	D6H-100-HP	D6H	MANIFOLD D
8	661	D7H-700-LP	D7H	D6-700-LP Tie In
8	369	D7H-700-LP	D7H	D6-300 Tie-In
8	3,625	D8H-400-LP	D8H	D10H
8	410	D8H-700-LP	D8H	D2-300 Tie-In
8	8,904	D9H-700-LP	D9H	D3H Tie-In
8	4,622	MANIFOLD D to CPF-D	MANIFOLD D	CPF-D

Exhibit D – Page 3

NOMINAL SIZE	LENGTH (ft)	PIPELINE NAME	ORIGIN PAD	TERMINATES
8	32,506	TRANSFER-100-HP	TRANSFER	MANIFOLD D
8	32,506	TRANSFER-200-HP	TRANSFER	MANIFOLD D
12	32,506	TRANSFER-300-LP	TRANSFER	MANIFOLD D

Facility Equipment

Facility	Type	Asset
Piloncillo Ranch South Appraisal	Vessel	Flash Separator
Piloncillo Ranch South Appraisal	Vessel	Fuel Liquids Knockout
Piloncillo Ranch South Appraisal	Vessel	Fuel Filter Separator
Piloncillo Ranch South Appraisal	Tank	Flash Gas Compressor Sump
Piloncillo Ranch South Appraisal	Pump	FG Compressor Sump Pump
Piloncillo Ranch South Appraisal	Vessel	Fuel Filter Separator
Piloncillo Ranch South Appraisal	Tank	Water Tank
Piloncillo Ranch South Appraisal	Tank	Water Tank
Piloncillo Ranch South Appraisal	Tank	Condensate Tank
Piloncillo Ranch South Appraisal	Tank	Condensate Tank
Piloncillo Ranch South Appraisal	Power	Gas Power Unit #1
Piloncillo Ranch South Appraisal	Pump Diaphragm	Recycle Pump
Piloncillo Ranch South Appraisal	Pump Centrifugal End Suction	Charge Pump (Griswold 811-1.5x1-8AA)
Piloncillo Ranch South Appraisal	Pump Centrifugal Plunger	Transfer Pump (Triplex 59T-3)
Piloncillo Ranch South Appraisal	Pump Centrifugal End Suction	Charge Pump (Griswold 811-3x2-10A60)
Piloncillo Ranch South Appraisal	Pump Centrifugal Plunger	Transfer Pump (Triplex)

Exhibit D – Page 4

Facility	Type	Asset
Piloncillo Ranch South Appraisal	Vessel	Fuel Pot
Piloncillo Ranch South Appraisal	Pump Diaphragm	LP Flare Scrubber Pump
Piloncillo Ranch South Appraisal	Vessel	LP Flare Scrubber
Piloncillo Ranch South Appraisal	Combustor	LP Combustor Skid (Abutec)
Piloncillo Ranch South Appraisal	Vessel	Line Heater
Piloncillo Ranch South Appraisal	Vessel	Fuel Pot
Piloncillo Ranch South Appraisal	Vessel	H.P. Separator
Piloncillo Ranch South Appraisal	Vessel	Inlet Separator
Piloncillo Ranch South Appraisal	Vessel	Flash Separator
Piloncillo Ranch South Appraisal	Compressor	L.P Compressor - Kodiak Unit #3452
Piloncillo Ranch South Appraisal	Compressor	L.P Compressor #4 (Ariel 3 Stage)
Piloncillo Ranch South Appraisal	Vessel	Filter Separator
Piloncillo Ranch South Appraisal	Vessel	Glycol Contactor
Piloncillo Ranch South Appraisal	Exchanger Tube Shell	Gas Glycol Exchanger
Piloncillo Ranch South Appraisal	Tank	Glycol Storage Tank
Piloncillo Ranch South Appraisal	Pump Diaphragm	Glycol Refill Pump
Piloncillo Ranch South Appraisal	Skid	Glycol Regen Skid
Piloncillo Ranch South Appraisal	Vessel	Fuel Gas Scrubber
Piloncillo Ranch South Appraisal	Exchanger Tube Shell	Glycol to Glycol Heat Exchanger
Piloncillo Ranch South Appraisal	Vessel	Reboiler
Piloncillo Ranch South Appraisal	Pump Kimray 45015PV	Glycol Pump
Piloncillo Ranch South Appraisal	Pump Kimray 45015PV	Glycol Pump

Exhibit D – Page 5

Facility	Type	Asset
Piloncillo Ranch South Appraisal	Vessel	Sock Filter
Piloncillo Ranch South Appraisal	Vessel	Sock Filter
Piloncillo Ranch South Appraisal	Vessel	Charcoal Filter
Piloncillo Ranch South Appraisal	Vessel	Flash Gas Separator
Piloncillo Ranch South Appraisal	Skid	Btex Eliminator System
Piloncillo Ranch South Appraisal	Vessel	Liquid Blowcase
Piloncillo Ranch South Appraisal	Vessel	HP Flare Knock Out
Piloncillo Ranch South Appraisal	Pump Diaphragm	HP Flare Knock Out Pump
Piloncillo Ranch South Appraisal	Flare	Air Assisted HP Flare Unit w/ Motor
Piloncillo Ranch South Appraisal	Tank	Condensate Tank
Piloncillo Ranch South Appraisal	Tank	Condensate Tank
Piloncillo Ranch South Appraisal	Tank	Condensate Tank
Piloncillo Ranch South Appraisal	Tank	Condensate Tank
Piloncillo Ranch South Appraisal	Compressor	Vapor Recovery Compressor #1
Piloncillo Ranch South Appraisal	Compressor	Vapor Recovery Compressor #2
Piloncillo Ranch South Appraisal	Vessel - UF Skid	Coalescer Filter Separator
Piloncillo Ranch South Appraisal	Vessel - UF Skid	Sweetening Tower (72" x 8'-0" S/S)
Piloncillo Ranch South Appraisal	Vessel - UF Skid	Vertical 2-Phase Separator (30" x 8'-6" S/S)
Piloncillo Ranch South Appraisal	Pump Chemical Piston - UF Skid	Primary UF Chemical Pump
Piloncillo Ranch South Appraisal	Pump Chemical Piston - UF Skid	Secondary UF Chemical Pump
Piloncillo Ranch South Appraisal	Pump Chemical Piston - UF Skid	Auxiliary UF Chemical Pump
Piloncillo Ranch South Appraisal	Analyzer - UF Skid	H2S Analyzer - Envent Model 331

Exhibit D – Page 6

Facility	Type	Asset
Piloncillo Ranch South Appraisal	Heater - UF Skid	Catalytic Heater (1,500 BTU/Hr)
Piloncillo Ranch North Appraisal	Vessel	Line Heater
Piloncillo Ranch North Appraisal	Vessel	Fuel Pot
Piloncillo Ranch North Appraisal	Vessel	Inlet Separator
Piloncillo Ranch North Appraisal	Tank	Sump #1
Piloncillo Ranch North Appraisal	Pump Diaphram	Sump Pump #1
Piloncillo Ranch North Appraisal	Vessel	Flash Separator
Piloncillo Ranch North Appraisal	Vessel	Filter Separator
Piloncillo Ranch North Appraisal	Vessel	Glycol Contactor
Piloncillo Ranch North Appraisal	Exchanger Tube Shell	Gas Glycol Exchanger
Piloncillo Ranch North Appraisal	Skid	Btex Eliminator System
Piloncillo Ranch North Appraisal	Vessel	Liquid Blowcase
Piloncillo Ranch North Appraisal	Vessel	Fuel Gas Filter
Piloncillo Ranch North Appraisal	Tank	Booster Sump
Piloncillo Ranch North Appraisal	Pump Diaphram	Booster Sump Pump #1
Piloncillo Ranch North Appraisal	Vessel	HP Flare Knock Out
Piloncillo Ranch North Appraisal	Pump Centrifugal Can	HP Flare Knock Out Pump
Piloncillo Ranch North Appraisal	Flare	Air Assisted HP Flare Unit w/ Motor (Flare King)
Piloncillo Ranch North Appraisal	Tank	Water Tank
Piloncillo Ranch North Appraisal	Tank	Condensate Tank
Piloncillo Ranch North Appraisal	Vessel	LP Vent Knock Out
Piloncillo Ranch North Appraisal	Pump Diaphram	LP Vent Knock Out Pump

Exhibit D – Page 7

Facility	Type	Asset
Piloncillo Ranch North Appraisal	Combustor	LP Combustor Skid
Piloncillo Ranch CPF-A	Vessel	H.P. Separator
Piloncillo Ranch CPF-A	Vessel	Line Heater #1
Piloncillo Ranch CPF-A	Vessel	Line Heater #2
Piloncillo Ranch CPF-A	Vessel	Fuel Pot
Piloncillo Ranch CPF-A	Vessel	Line Heater
Piloncillo Ranch CPF-A	Vessel	Fuel Pot
Piloncillo Ranch CPF-A	Vessel	L.P Separator
Piloncillo Ranch CPF-A	Vessel	Flash Separator
Piloncillo Ranch CPF-A	Vessel	Temp Flash Separator
Piloncillo Ranch CPF-A	Compressor	L.P Compressor #1 (Ariel 2 Stage) OOS
Piloncillo Ranch CPF-A	Compressor	L.P Compressor #2 (Ariel 2 Stage) OOS
Piloncillo Ranch CPF-A	Compressor	L.P Compressor #3 (Ariel 2 Stage)
Piloncillo Ranch CPF-A	Compressor	H.P Compressor #1 (Ariel 1 Stage)
Piloncillo Ranch CPF-A	Compressor	H.P Compressor #2 (Ariel 1 Stage) OOS
Piloncillo Ranch CPF-A	Compressor	H.P Compressor - Kodiak Unit #2225
Piloncillo Ranch CPF-A	Compressor	L.P Compressor - Kodiak Unit #3141
Piloncillo Ranch CPF-A	Compressor	Flash Compressor - Kodiak Unit #1552
Piloncillo Ranch CPF-A	Vessel - UF Skid	Coalescer Filter Separator
Piloncillo Ranch CPF-A	Vessel - UF Skid	Sweetening Tower (72" x 8'-0" S/S)
Piloncillo Ranch CPF-A	Vessel - UF Skid	Vertical 2-Phase Separator (30" x 8'-6" S/S)
Piloncillo Ranch CPF-A	Pump Chemical Piston - UF Skid	Primary UF Chemical Pump
Piloncillo Ranch CPF-A	Pump Chemical Piston - UF Skid	Secondary UF Chemical Pump
Piloncillo Ranch CPF-A	Pump Chemical Piston - UF Skid	Auxillary UF Chemical Pump
Piloncillo Ranch CPF-A	Analyzer - UF Skid	H2S Analyzer - Envent Model 331
Piloncillo Ranch CPF-A	Heater - UF Skid	Catalytic Heater (1,500 BTU/Hr)
Piloncillo Ranch CPF-A	Vessel	Glycol Contactor
Piloncillo Ranch CPF-A	Exchanger Tube Shell	Gas Glycol Exchanger
Piloncillo Ranch CPF-A	Tank	Glycol Storage Tank
Piloncillo Ranch CPF-A	Pump Diaphram	Glycol Refill Pump
Piloncillo Ranch CPF-A	Stabilizer	Condensate Stabilizer "A"
Piloncillo Ranch CPF-A	Exchanger Air	Condensate Cooler #1
Piloncillo Ranch CPF-A	Stabilizer	Condensate Stabilizer "B"

Exhibit D – Page 8

Facility	Type	Asset
Piloncillo Ranch CPF-A	Exchanger Air	Condensate Cooler #2
Piloncillo Ranch CPF-A	Stabilizer	Condensate Stabilizer "C"
Piloncillo Ranch CPF-A	Exchanger Air	Condensate Cooler #3
Piloncillo Ranch CPF-A	Stabilizer	Condensate Stabilizer "D"
Piloncillo Ranch CPF-A	Compressor	Vapor Recovery Compressor
Piloncillo Ranch CPF-A	Vessel	Blowdown Separator
Piloncillo Ranch CPF-A	Pump Centrifugal Can	Blowdown Separator Pump
Piloncillo Ranch CPF-A	Vessel	HP Flare Knock Out
Piloncillo Ranch CPF-A	Pump Centrifugal Can	HP Flare Knock Out Pump
Piloncillo Ranch CPF-A	Pump Centrifugal Can	HP Flare Knock Out Pump
Piloncillo Ranch CPF-A	Flare	Air Assisted HP Flare Unit w/ Motor
Piloncillo Ranch CPF-A	Flare	HP Flare Control Skid
Piloncillo Ranch CPF-A	Vessel	LP Vent Knock Out
Piloncillo Ranch CPF-A	Pump Diaphram	LP Vent Knock Out Pump
Piloncillo Ranch CPF-A	Combustor	LP Combustor Skid
Piloncillo Ranch CPF-A	Flare	Air Assisted LP Flare Unit (Flare King)
Piloncillo Ranch CPF-A	Skid	Fuel Gas Skid
Piloncillo Ranch CPF-A	Vessel	Fuel Gas Scrubber
Piloncillo Ranch CPF-A	Vessel	Fuel Gas Filter
Piloncillo Ranch CPF-A	Vessel	Filter Separator
Piloncillo Ranch CPF-A	Pump Chemical Piston	Filter Separator Methanol Pump
Piloncillo Ranch CPF-A	Pump Chemical Piston	Filter Separator Methanol Pump
Piloncillo Ranch CPF-A	Vessel	Cold Separator
Piloncillo Ranch CPF-A	Exchanger	Triple Pipe Exchanger
Piloncillo Ranch CPF-A	Exchanger	Triple Pipe Exchanger
Piloncillo Ranch CPF-A	Skid	Glycol Regen Skid
Piloncillo Ranch CPF-A	Vessel	Fuel Gas Scrubber
Piloncillo Ranch CPF-A	Exchanger Tube Shell	Glycol to Glycol Heat Exchanger
Piloncillo Ranch CPF-A	Vessel	Reboiler
Piloncillo Ranch CPF-A	Pump Kimray 45015PV	Glycol Pump
Piloncillo Ranch CPF-A	Pump Kimray 45015PV	Glycol Pump
Piloncillo Ranch CPF-A	Vessel	Sock Filter
Piloncillo Ranch CPF-A	Vessel	Sock Filter
Piloncillo Ranch CPF-A	Vessel	Charcoal Filter
Piloncillo Ranch CPF-A	Vessel	Flash Gas Separator
Piloncillo Ranch CPF-A	Skid	Btex Eliminator System
Piloncillo Ranch CPF-A	Vessel	Liquid Blowcase
Piloncillo Ranch CPF-A	Exchanger	Glycol Vapor Condenser
Piloncillo Ranch CPF-A	Power	Gas Power Unit #1

Exhibit D – Page 9

Facility	Type	Asset
Piloncillo Ranch CPF-A	Power	Gas Power Unit #2
Piloncillo Ranch CPF-A	Power	Gas Power Unit #3
Piloncillo Ranch CPF-A	Tank	Lube Oil (40wt)
Piloncillo Ranch CPF-A	Tank	Lube Oil (50wt)
Piloncillo Ranch CPF-A	Tank	Lube Oil (Coolant)
Piloncillo Ranch CPF-A	Pump Diaphram	Lube Oil Pump (40wt)
Piloncillo Ranch CPF-A	Pump Diaphram	Lube Oil Pump (50wt)
Piloncillo Ranch CPF-A	Pump Diaphram	Coolant Pump
Piloncillo Ranch CPF-A	Tank	Sump #1
Piloncillo Ranch CPF-A	Pump Diaphram	Sump Pump #1
Piloncillo Ranch CPF-A	Tank	Sump #2
Piloncillo Ranch CPF-A	Pump Diaphram	Sump Pump #2
Piloncillo Ranch CPF-A	Tank	Sump #3
Piloncillo Ranch CPF-A	Pump Diaphram	Sump Pump #3
Piloncillo Ranch CPF-A	Tank	Sump #4
Piloncillo Ranch CPF-A	Pump Diaphram	Sump Pump #4
Piloncillo Ranch CPF-A	Tank	Sump #5
Piloncillo Ranch CPF-A	Pump Diaphram	Sump Pump #5
Piloncillo Ranch CPF-A	Tank	Sump #6
Piloncillo Ranch CPF-A	Pump Diaphram	Sump Pump #6
Piloncillo Ranch CPF-A	Compressor	IA Skid
Piloncillo Ranch CPF-A	Pump Diaphram	Recycle Pump
Piloncillo Ranch CPF-A	Tank	Condensate Tank (Master)
Piloncillo Ranch CPF-A	Tank	Condensate Tank (Slave)
Piloncillo Ranch CPF-A	Tank	Condensate Tank (Master)
Piloncillo Ranch CPF-A	Tank	Condensate Tank (Slave)
Piloncillo Ranch CPF-A	Tank	Condensate Tank (Master)
Piloncillo Ranch CPF-A	Tank	Condensate Tank (Slave)
Piloncillo Ranch CPF-A	Tank	Condensate Tank (Master)
Piloncillo Ranch CPF-A	Tank	Condensate Tank (Slave)
Piloncillo Ranch CPF-A	Tank	Condensate Tank (Master)
Piloncillo Ranch CPF-A	Tank	Condensate Tank (Slave)
Piloncillo Ranch CPF-A	Tank	Condensate Tank (Master)
Piloncillo Ranch CPF-A	Tank	Condensate Tank (Slave)
Piloncillo Ranch CPF-A	Tank	Bad Condensate Tank (Master)
Piloncillo Ranch CPF-A	Tank	Bad Condensate Tank (Slave)
Piloncillo Ranch CPF-A	Pump Centrifugal Can	Bad Condensate Pump
Piloncillo Ranch CPF-A	Pump Centrifugal Can	Bad Condensate Pump
Piloncillo Ranch CPF-A	Skid	LACT Skid
Piloncillo Ranch CPF-A	Pump Diaphram	LACT Pump

Exhibit D – Page 10

Facility	Type	Asset
Piloncillo Ranch CPF-A	Pump Plunger	Pipeline Pumps
Piloncillo Ranch CPF-A	Pump Plunger	Pipeline Pumps
Piloncillo Ranch CPF-A	Pump Plunger	Pipeline Pumps
Piloncillo Ranch CPF-A	Tank	Gun Barrel #1
Piloncillo Ranch CPF-A	Tank	Overflow Tank #1
Piloncillo Ranch CPF-A	Tank	Gun Barrel #2
Piloncillo Ranch CPF-A	Tank	Overflow Tank #2
Piloncillo Ranch CPF-A	Tank	Water Tank (Master)
Piloncillo Ranch CPF-A	Tank	Water Tank (Slave)
Piloncillo Ranch CPF-A	Tank	Water Tank (Master)
Piloncillo Ranch CPF-A	Tank	Water Tank (Slave)
Piloncillo Ranch CPF-A	Tank	Water Tank (Master)
Piloncillo Ranch CPF-A	Tank	Water Tank (Slave)
Piloncillo Ranch CPF-A	Tank	Water Tank (Master)
Piloncillo Ranch CPF-A	Tank	Water Tank (Slave)
Piloncillo Ranch CPF-A	Tank	Water Tank (Master)
Piloncillo Ranch CPF-A	Tank	Water Tank (Slave)
Piloncillo Ranch CPF-A	Tank	Water Tank (Master)
Piloncillo Ranch CPF-A	Tank	Water Tank (Slave)
Piloncillo Ranch CPF-A	Tank	Water Tank (Master)
Piloncillo Ranch CPF-A	Tank	Water Tank (Slave)
Piloncillo Ranch CPF-A	Vessel	NGL Storage
Piloncillo Ranch CPF-A	Vessel	NGL Storage Vent Blowcase
Piloncillo Ranch CPF-A	Vessel	NGL Storage
Piloncillo Ranch CPF-A	Vessel	NGL Storage Vent Blowcase
Piloncillo Ranch CPF-D	Vessel	H.P. Separator
Piloncillo Ranch CPF-D	Vessel	H.P. Separator
Piloncillo Ranch CPF-D	Vessel	Line Heater
Piloncillo Ranch CPF-D	Vessel	Fuel Pot
Piloncillo Ranch CPF-D	Vessel	Line Heater
Piloncillo Ranch CPF-D	Vessel	Fuel Pot
Piloncillo Ranch CPF-D	Vessel	L.P Separator
Piloncillo Ranch CPF-D	Vessel	Flash Separator
Piloncillo Ranch CPF-D	Compressor	L.P Compressor #1 (Ariel 2 Stage) OOS
Piloncillo Ranch CPF-D	Compressor	L.P Compressor #2 (Ariel 2 Stage)
Piloncillo Ranch CPF-D	Compressor	L.P Compressor #3 (Ariel 2 Stage) OOS
Piloncillo Ranch CPF-D	Compressor	H.P Compressor #1 (Ariel 1 Stage)
Piloncillo Ranch CPF-D	Compressor	H.P Compressor #2 (Ariel 1 Stage) OOS

Exhibit D – Page 11

Facility	Type	Asset
Piloncillo Ranch CPF-D	Compressor	H.P Compressor - Kodiak Unit #0156
Piloncillo Ranch CPF-D	Compressor	L.P Compressor - Kodiak Unit #3111
Piloncillo Ranch CPF-D	Compressor	Flash Compressor - Kodiak Unit #0412
Piloncillo Ranch CPF-D	Vessel	Coalescer Filter Separator
Piloncillo Ranch CPF-D	Vessel - UF Skid	Coalescer Filter Separator
Piloncillo Ranch CPF-D	Vessel - UF Skid	Sweetening Tower (72" x 8'-0" S/S)
Piloncillo Ranch CPF-D	Vessel - UF Skid	Vertical 2-Phase Separator (30" x 8'-6" S/S)
Piloncillo Ranch CPF-D	Pump Chemical Piston - UF Skid	Primary UF Chemical Pump
Piloncillo Ranch CPF-D	Pump Chemical Piston - UF Skid	Secondary UF Chemical Pump
Piloncillo Ranch CPF-D	Pump Chemical Piston - UF Skid	Auxillary UF Chemical Pump
Piloncillo Ranch CPF-D	Analyzer - UF Skid	H2S Analyzer - Envent Model 331
Piloncillo Ranch CPF-D	Heater - UF Skid	Catalytic Heater (1,500 BTU/Hr)
Piloncillo Ranch CPF-D	Vessel	Glycol Contactor
Piloncillo Ranch CPF-D	Exchanger Tube Shell	Gas Glycol Exchanger
Piloncillo Ranch CPF-D	Tank	Glycol Storage Tank
Piloncillo Ranch CPF-D	Pump Diaphram	Glycol Refill Pump
Piloncillo Ranch CPF-D	Stabilizer	Condensate Stabilizer "A"
Piloncillo Ranch CPF-D	Exchanger Air	Condensate Cooler #1
Piloncillo Ranch CPF-D	Stabilizer	Condensate Stabilizer "B"
Piloncillo Ranch CPF-D	Exchanger Air	Condensate Cooler #2
Piloncillo Ranch CPF-D	Stabilizer	Condensate Stabilizer "C"
Piloncillo Ranch CPF-D	Exchanger Air	Condensate Cooler #3
Piloncillo Ranch CPF-D	Stabilizer	Condensate Stabilizer "D"
Piloncillo Ranch CPF-D	Compressor	Vapor Recovery Compressor
Piloncillo Ranch CPF-D	Compressor	Vapor Recovery Compressor
Piloncillo Ranch CPF-D	Vessel	Blowdown Separator
Piloncillo Ranch CPF-D	Pump Centrifugal Can	Blowdown Separator Pump
Piloncillo Ranch CPF-D	Vessel	HP Flare Knock Out
Piloncillo Ranch CPF-D	Pump Centrifugal Can	HP Flare Knock Out Pump
Piloncillo Ranch CPF-D	Pump Centrifugal Can	HP Flare Knock Out Pump
Piloncillo Ranch CPF-D	Flare	Air Assisted HP Flare Unit w/ Motor
Piloncillo Ranch CPF-D	Flare	HP Flare Control Skid
Piloncillo Ranch CPF-D	Vessel	LP Vent Knock Out
Piloncillo Ranch CPF-D	Pump Diaphram	LP Vent Knock Out Pump
Piloncillo Ranch CPF-D	Combustor	LP Combustor Skid
Piloncillo Ranch CPF-D	Flare	Air Assisted LP Flare Unit

Exhibit D – Page 12

Facility	Type	Asset
Piloncillo Ranch CPF-D	Skid	Fuel Gas Skid
Piloncillo Ranch CPF-D	Vessel	Fuel Gas Scrubber
Piloncillo Ranch CPF-D	Vessel	Fuel Gas Filter
Piloncillo Ranch CPF-D	Vessel	Filter Separator
Piloncillo Ranch CPF-D	Pump Chemical Piston	Filter Separator Methanol Pump
Piloncillo Ranch CPF-D	Pump Chemical Piston	Filter Separator Methanol Pump
Piloncillo Ranch CPF-D	Vessel	Cold Separator
Piloncillo Ranch CPF-D	Exchanger	Triple Pipe Exchanger
Piloncillo Ranch CPF-D	Exchanger	Triple Pipe Exchanger
Piloncillo Ranch CPF-D	Skid	Glycol Regen Skid
Piloncillo Ranch CPF-D	Vessel	Fuel Gas Scrubber
Piloncillo Ranch CPF-D	Exchanger Tube Shell	Glycol to Glycol Heat Exchanger
Piloncillo Ranch CPF-D	Vessel	Reboiler
Piloncillo Ranch CPF-D	Pump Plunger	Glycol Pump Kimray 45015PV
Piloncillo Ranch CPF-D	Pump Plunger	Glycol Pump Kimray 45015PV
Piloncillo Ranch CPF-D	Vessel	Sock Filter
Piloncillo Ranch CPF-D	Vessel	Sock Filter
Piloncillo Ranch CPF-D	Vessel	Charcoal Filter
Piloncillo Ranch CPF-D	Vessel	Flash Gas Separator
Piloncillo Ranch CPF-D	Skid	Btex Eliminator System
Piloncillo Ranch CPF-D	Vessel	Liquid Blowcase
Piloncillo Ranch CPF-D	Exchanger	Glycol Vapor Condenser
Piloncillo Ranch CPF-D	Power	Gas Power Unit #1
Piloncillo Ranch CPF-D	Power	Gas Power Unit #2
Piloncillo Ranch CPF-D	Power	Gas Power Unit #3
Piloncillo Ranch CPF-D	Tank	Lube Oil (40wt)
Piloncillo Ranch CPF-D	Tank	Lube Oil (50wt)
Piloncillo Ranch CPF-D	Tank	Lube Oil (Coolant)
Piloncillo Ranch CPF-D	Pump Diaphram	Lube Oil Pump (40wt)
Piloncillo Ranch CPF-D	Pump Diaphram	Lube Oil Pump (50wt)
Piloncillo Ranch CPF-D	Pump Diaphram	Coolant Pump
Piloncillo Ranch CPF-D	Tank	Sump #1
Piloncillo Ranch CPF-D	Pump Diaphram	Sump Pump #1
Piloncillo Ranch CPF-D	Tank	Sump #2
Piloncillo Ranch CPF-D	Pump Diaphram	Sump Pump #2
Piloncillo Ranch CPF-D	Tank	Sump #3
Piloncillo Ranch CPF-D	Pump Diaphram	Sump Pump #3
Piloncillo Ranch CPF-D	Tank	Sump #4
Piloncillo Ranch CPF-D	Pump Diaphram	Sump Pump #4
Piloncillo Ranch CPF-D	Tank	Sump #5

Exhibit D – Page 13

Facility	Type	Asset
Piloncillo Ranch CPF-D	Pump Diaphram	Sump Pump #5
Piloncillo Ranch CPF-D	Tank	Sump #6
Piloncillo Ranch CPF-D	Pump Diaphram	Sump Pump #6
Piloncillo Ranch CPF-D	Compressor	IA Skid
Piloncillo Ranch CPF-D	Pump Diaphram	Recycle Pump
Piloncillo Ranch CPF-D	Tank	Condensate Tank (Master)
Piloncillo Ranch CPF-D	Tank	Condensate Tank (Slave)
Piloncillo Ranch CPF-D	Tank	Condensate Tank (Master)
Piloncillo Ranch CPF-D	Tank	Condensate Tank (Slave)
Piloncillo Ranch CPF-D	Tank	Condensate Tank (Master)
Piloncillo Ranch CPF-D	Tank	Condensate Tank (Slave)
Piloncillo Ranch CPF-D	Tank	Condensate Tank (Master)
Piloncillo Ranch CPF-D	Tank	Condensate Tank (Slave)
Piloncillo Ranch CPF-D	Tank	Condensate Tank (Master)
Piloncillo Ranch CPF-D	Tank	Condensate Tank (Slave)
Piloncillo Ranch CPF-D	Tank	Condensate Tank (Master)
Piloncillo Ranch CPF-D	Tank	Condensate Tank (Slave)
Piloncillo Ranch CPF-D	Tank	Bad Condensate Tank (Master)
Piloncillo Ranch CPF-D	Tank	Bad Condensate Tank (Slave)
Piloncillo Ranch CPF-D	Pump Centrifugal Can	Bad Condensate Pump
Piloncillo Ranch CPF-D	Pump Centrifugal Can	Bad Condensate Pump
Piloncillo Ranch CPF-D	Skid	LACT Skid
Piloncillo Ranch CPF-D	Pump Centrifugal End Suction	LACT Pump
Piloncillo Ranch CPF-D	Pump Plunger	Pipeline Pumps
Piloncillo Ranch CPF-D	Pump Plunger	Pipeline Pumps
Piloncillo Ranch CPF-D	Pump Plunger	Pipeline Pumps
Piloncillo Ranch CPF-D	Tank	Gun Barrel #1
Piloncillo Ranch CPF-D	Tank	Overflow Tank #1
Piloncillo Ranch CPF-D	Tank	Gun Barrel #2
Piloncillo Ranch CPF-D	Tank	Overflow Tank #2
Piloncillo Ranch CPF-D	Tank	Water Tank (Master)
Piloncillo Ranch CPF-D	Tank	Water Tank (Slave)
Piloncillo Ranch CPF-D	Tank	Water Tank (Master)
Piloncillo Ranch CPF-D	Tank	Water Tank (Slave)
Piloncillo Ranch CPF-D	Tank	Water Tank (Master)
Piloncillo Ranch CPF-D	Tank	Water Tank (Slave)
Piloncillo Ranch CPF-D	Tank	Water Tank (Master)
Piloncillo Ranch CPF-D	Tank	Water Tank (Slave)
Piloncillo Ranch CPF-D	Tank	Water Tank (Master)

Exhibit D – Page 14

Facility	Type	Asset
Piloncillo Ranch CPF-D	Tank	Water Tank (Slave)
Piloncillo Ranch CPF-D	Tank	Water Tank (Master)
Piloncillo Ranch CPF-D	Tank	Water Tank (Slave)
Piloncillo Ranch CPF-D	Tank	Water Tank (Master)
Piloncillo Ranch CPF-D	Tank	Water Tank (Slave)
Piloncillo Ranch CPF-D	Vessel	NGL Storage
Piloncillo Ranch CPF-D	Vessel	NGL Storage Vent Blowcase
Piloncillo Ranch CPF-D	Vessel	NGL Storage
Piloncillo Ranch CPF-D	Vessel	NGL Storage Vent Blowcase

Exhibit D – Page 15

EXHIBIT E

Memorandum of Agreement

AMENDED AND RESTATED MEMORANDUM OF FIRM GATHERING AND PROCESSING AGREEMENT
THE STATE OF TEXAS	§
§
COUNTIES OF DIMMIT,	§
WEBB AND LA SALLE	§

THIS AMENDED AND RESTATED MEMORANDUM OF FIRM GATHERING AND PROCESSING AGREEMENT (this “Memorandum”) is made and entered into effective as of 12:00 a.m. on April 1, 2022 (the “Effective Date”), by and between SN Catarina, LLC, a Delaware limited liability company (“Producer”), and Catarina Midstream, LLC, a Delaware limited liability company (“Gatherer”). Producer and Gatherer may be referred to in this Memorandum individually as a “Party” and collectively as the “Parties.”

WHEREAS, the Parties have executed that (i) certain Firm Gathering and Processing Agreement (the “Original Gathering Agreement”), dated effective as of October 14, 2015 (the “Original Effective Date”), (ii) that certain Amendment No. 1 to Firm Gathering and Processing Agreement, dated as of June 30, 2017 with a deemed effective time of 12:01 a.m. on April 1, 2017 (the “First Amendment”), and (iii) that certain Amended and Restated Firm Gathering and Processing Agreement, effective as of 12:00 a.m. on the Effective Date, which amended and restated the Original Gathering Agreement, as amended by the First Amendment, in its entirety (the “Gathering Agreement”);

WHEREAS, the Parties previously executed and recorded in the Counties of Dimmit, Webb and La Salle in the State of Texas as described in Annex I attached hereto, that certain Memorandum of Firm Gas Gathering and Processing Agreement, dated as of December 29, 2015, in connection with the execution of the Original Gathering Agreement (the “Original Memorandum”); and

WHEREAS, in accordance with the Gathering Agreement, the Parties desire to amend and restate the Original Memorandum for the purpose of imparting notice to all persons of Producer’s dedication and commitment of its interests in oil and gas leases, wells and/or oil and gas interests within the Dedicated Acreage (including the Dedicated Instruments) and Producer’s production from or attributable to such interests to the Gathering Agreement.

NOW, THEREFORE, the Parties agree as follows:

1.The Gathering Agreement is incorporated by reference in its entirety in this Memorandum. All capitalized terms used but not defined in this Memorandum and defined in the

Exhibit E

Gathering Agreement shall have the meaning ascribed to them in the Gathering Agreement. As used in this Memorandum, the following capitalized terms shall have the meanings set forth below:

“Dedicated Acreage” means: (i) at all times from the Original Effective Date, Producer’s acreage as described on Exhibit C - Part 1(a), attached hereto and made a part hereof, including, for the avoidance of doubt, the Dedicated Instruments in existence as of the Original Effective Date and at any time between the Original Effective Date and the Effective Date, and (ii) effective as of the Effective Date, Producer’s acreage as described on Exhibit C - Part 1(b), attached hereto and made a part hereof, including, for the avoidance of doubt, the Dedicated Instruments.

“Dedicated Deeds” means Producer’s mineral deeds covering any portion of the Dedicated Acreage, now existing or hereafter acquired, including those mineral deeds set forth on Exhibit A - Part 2 attached hereto and made a part hereof, in each case, to the extent, and only to the extent, that such mineral deeds cover the Dedicated Acreage.

“Dedicated Instruments” means the Dedicated Deeds and the Dedicated Leases.

“Dedicated Leases” means Producer’s mineral leases located within the Dedicated Acreage, now existing or hereafter acquired, as such mineral leases may be in effect during the Term, including those mineral leases set forth on Exhibit A – Part 3 attached hereto and made a part hereof, in each case, to the extent, and only to the extent, such mineral leases cover the Dedicated Acreage.

“Dedicated Products” means Producer’s Products that are produced from any well(s) located on the Dedicated Acreage.

“Producer’s Products” or “Products” means all Oil, Gas and other hydrocarbons (including all components contained therein and water therewith) that are owned or Controlled by Producer or its Affiliates and produced and saved from the Dedicated Acreage in accordance with the terms of the Gathering Agreement.

2.The Parties have entered into the Gathering Agreement to provide for, among other things, (a) the commitment and dedication by Producer of (1) the Dedicated Acreage (including the Dedicated Instruments), and (2) all of the Dedicated Products and water owned by Producer, in each case with respect to clause (2) produced during the Term from the Dedicated Acreage; and (b) the grant by Producer to Gatherer or its designee, pursuant and subject to the terms and conditions of the Dedicated Leases, and otherwise insofar as Producer has the legal right to do so without the incurrence of additional expense, the non-exclusive right of ingress and egress over, across and under all lands and leaseholds or premises of Producer, for the construction, maintenance and operation of pipelines and other facilities necessary or convenient for the gathering, compression, separation, processing and redelivery of Producer Products under the Gathering Agreement. Upon the termination of the Gathering Agreement, Producer and Gatherer shall file of record a release and termination of the Gathering Agreement and this Memorandum as to the commitment and dedication described herein.

3.The Gathering Agreement, including the dedication and commitment covenant made by Producer under the Gathering Agreement, runs with the land and will be binding upon and inure to the benefit of the successors and assigns of the Parties, subject to the terms of the

Exhibit E

Gathering Agreement.  Any transfer by Producer of any of Producer’s interests in the Dedicated Acreage shall comply with Article 13 of the Gathering Agreement, which, among other matters, requires that, except in certain circumstances, the transfer be expressly subject to the Gathering Agreement. Article 13 of the Gathering Agreement requires that, among other matters and except in certain circumstances, neither Party may assign or otherwise convey all or any portion of its right, title, or interest under the Gathering Agreement without obtaining the prior written consent of the other Party, which consent will not be unreasonably withheld, conditioned, or delayed, and any attempts to assign without such consent will be void.

4.Should any person or firm desire additional information, said person or firm should contact:

Gatherer: Catarina Midstream, LLC c/o Evolve Transition Infrastructure LP 1360 Post Oak Blvd, Suite 2400 Houston, TX 77056 Attn: Chief Financial Officer Email: cward@evolvetransition.com

Producer:
SN Catarina, LLC
c/o Mesquite Energy, Inc.

Pennzoil Place

700 Milam Street, Suite 600

Houston, Texas 77002

Attn:Gregory Kopel

Executive Vice President and General Counsel

Email: gkopel@mesquite-energy.com

and, subject to an appropriate confidentiality agreement, any person may receive a copy of the Gathering Agreement upon written request to such person at such address.

5.The Gathering Agreement will remain in full force and effect until October 1, 2032 (the “Primary Term”). Upon the expiration of the Primary Term, the Gathering Agreement will renew automatically for up to four (4) additional terms of twelve (12) months each, unless the Gathering Agreement is terminated by Producer upon at least one hundred eighty (180) Days’ written notice to Gatherer prior to the end of the Primary Term or any subsequent anniversary thereof.  Upon termination of the Gathering Agreement, Producer and Gatherer shall file of record a release and termination of the Gathering Agreement and this Memorandum as to the commitment and dedication described herein.

6.The dedication and commitment of the “Dedicated Acreage” to Gatherer under the Original Gathering Agreement or Prior Gathering Agreement, as applicable, shall continue to exist and be dedicated and committed to Gatherer subject to, as of and from the Effective Date, the terms and conditions of this Agreement.

7.This Memorandum is executed and recorded solely for the purpose of giving notice and shall not amend or modify the Gathering Agreement in any way. This Memorandum shall be binding upon and shall inure to the benefit of the Parties hereto, and to their respective heirs, devises, legal representatives, successors and permitted assigns.

[Signature page follows]

Exhibit E

IN WITNESS WHEREOF, the Parties have executed this Memorandum to be effective as of Effective Date.

PRODUCER:

SN CATARINA, LLC

By:
Name:
Title:

STATE OF TEXAS
COUNTY OF HARRIS, TO-WIT:

I, the undersigned, a notary public of the said county, do hereby certify that on this [__] day of [____________], 2022, before me personally appeared [____________], who acknowledged himself to be the [____________] of SN Catarina, LLC, and that he as such officer, being so authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of the company by himself as said officer.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public

My commission expires:
(Notarial Seal)

Exhibit E

GATHERER:

CATARINA MIDSTREAM, LLC

By:

Name:

Title:

STATE OF TEXAS
COUNTY OF HARRIS, TO-WIT:

I, the undersigned, a notary public of the said county, do hereby certify that on this [__] day of [____________], 2022, before me personally appeared [____________], who acknowledged himself to be the [____________] of Catarina Midstream, LLC, and that he as such officer, being  so authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of the company by himself as said officer.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public

My commission expires:
(Notarial Seal)

Exhibit E

EXHIBIT A
DEDICATED ACREAGE

PART 1 – DEDICATED ACREAGE

[Attached]

PART 2 – DEDICATED DEEDS

[Attached]

PART 3 – DEDICATED LEASES

[Attached]

Exhibit E

EXHIBIT F

Pressure Measurement Schematics

NC Boost Compression
NC Boost Separator
NC Boost Liquid Pumps
CPF-A HP Compression
CPF-A HP Separator
CPF-A LP Compression
CPF-A LP Separator
South Appraisal Compression
South Appraisal Separator
South Appraisal Liquid Pumps
CPF-D HP Compression
CPF-D HP Separator
CPF-D LP Compression
CPF-D LP Separator
SC Boost Compression
SC Boost Separator
SC Boost Liquid Pumps
SN Catarina
Catarina Midstream

Exhibit F – Page 1

EXHIBIT G

Existing Wells

API	Well Name
42127337520100	PILONCILLO A 01H
42127370580000	PILONCILLO A 01HX
42127370590000	PILONCILLO A 01HY
42127370600000	PILONCILLO A 01HZ
42127337660100	PILONCILLO A 02H
42127370550000	PILONCILLO A 02HY
42127370560000	PILONCILLO A 02HZ
42127338430200	PILONCILLO A 03H
42127338440000	PILONCILLO A 04H
42127339600000	PILONCILLO A 05H
42127341090000	PILONCILLO A 06HA
42127341080000	PILONCILLO A 06HB
42127341100000	PILONCILLO A 06HC
42127341110000	PILONCILLO A 06HD
42127342970000	PILONCILLO A 07HA
42127342990000	PILONCILLO A 07HB
42127343000000	PILONCILLO A 07HC
42127343020000	PILONCILLO A 07HD
42127343820000	PILONCILLO A 07HE
42127365400000	PILONCILLO A 07HG
42127365410000	PILONCILLO A 07HH
42127365420000	PILONCILLO A 07HI
42127367930000	PILONCILLO A 07HY
42127367940000	PILONCILLO A 07HZ
42127343010000	PILONCILLO A 08HA
42127343030000	PILONCILLO A 08HB
42127343040000	PILONCILLO A 08HC
42127343050100	PILONCILLO A 08HD
42127369940000	PILONCILLO A 08HE
42127369950000	PILONCILLO A 08HF
42127370000000	PILONCILLO A 08HG
42127343060000	PILONCILLO A 08HL
42127345030000	PILONCILLO A 09HW
42127345140000	PILONCILLO A 09HX
42127345040000	PILONCILLO A 09HY

Exhibit G – Page 1

API	Well Name
42127345050000	PILONCILLO A 09HZ
42127346800000	PILONCILLO A 10HA
42127346780000	PILONCILLO A 10HB
42127346790000	PILONCILLO A 10HC
42127346810000	PILONCILLO A 10HD
42127369270000	PILONCILLO A 10HE
42127369280000	PILONCILLO A 10HF
42127347290000	PILONCILLO A 11HA
42127347040000	PILONCILLO A 11HB
42127347030000	PILONCILLO A 11HC
42127347080000	PILONCILLO A 11HD
42127347240000	PILONCILLO A 11HE
42127347230000	PILONCILLO A 11HF
42127350240000	PILONCILLO A 12HA
42127350210000	PILONCILLO A 12HB
42127350230000	PILONCILLO A 12HC
42127370780000	PILONCILLO A 12HD
42127370790000	PILONCILLO A 12HE
42127370860000	PILONCILLO A 12HU
42127370870000	PILONCILLO A 12HV
42127370880000	PILONCILLO A 12HW
42127350250000	PILONCILLO A 12HX
42127350260000	PILONCILLO A 12HY
42127350290000	PILONCILLO A 12HZ
42127347310000	PILONCILLO A 13HV
42127347330000	PILONCILLO A 13HW
42127347320000	PILONCILLO A 13HX
42127347370000	PILONCILLO A 13HY
42127347400000	PILONCILLO A 13HZ
42127350890000	PILONCILLO A 14HA
42127350730000	PILONCILLO A 14HB
42127350740000	PILONCILLO A 14HC
42127350820000	PILONCILLO A 14HD
42127350850000	PILONCILLO A 14HE
42127378400000	PILONCILLO A 14HX
42127378420000	PILONCILLO A 14HY
42127378410000	PILONCILLO A 14HZ
42127347650000	PILONCILLO A 15HL
42127347660000	PILONCILLO A 15HM
42127347670000	PILONCILLO A 15HW
42127347680000	PILONCILLO A 15HX

Exhibit G – Page 2

API	Well Name
42127347690000	PILONCILLO A 15HY
42127347700000	PILONCILLO A 15HZ
42127369290000	PILONCILLO A 16HU
42127369300000	PILONCILLO A 16HV
42127369310000	PILONCILLO A 16HW
42127369320000	PILONCILLO A 16HX
42127369330000	PILONCILLO A 16HY
42127369340000	PILONCILLO A 16HZ
42127372740000	PILONCILLO A 18U
42127372750000	PILONCILLO A 18V
42127372760000	PILONCILLO A 18W
42127372780000	PILONCILLO A 18X
42127372790000	PILONCILLO A 18Y
42127372800000	PILONCILLO A 18Z
42127369390100	PILONCILLO A 23HA
42127369400000	PILONCILLO A 23HB
42127373330000	PILONCILLO A 23HC
42127373340000	PILONCILLO A 23HD
42127373350000	PILONCILLO A 23HE
42127373360000	PILONCILLO A 23HF
42127373370000	PILONCILLO A 23HG
42127373380000	PILONCILLO A 23HH
42127369410000	PILONCILLO A 23HX
42127354470000	PILONCILLO A 23HY
42127354480000	PILONCILLO A 23HZ
42127354670000	PILONCILLO A 24HY
42127354690000	PILONCILLO A 24HZ
42127377560000	PILONCILLO A 25HA
42127377570000	PILONCILLO A 25HB
42127377580000	PILONCILLO A 25HC
42127377590000	PILONCILLO A 25HD
42127377600000	PILONCILLO A 25HE
42127372630000	PILONCILLO A 25HX
42127372640000	PILONCILLO A 25HY
42127372650000	PILONCILLO A 25HZ
42127373390000	PILONCILLO A 28HA
42127373400000	PILONCILLO A 28HB
42127373410000	PILONCILLO A 28HC
42127373420000	PILONCILLO A 28HD
42127373430000	PILONCILLO A 28HE
42127372820000	PILONCILLO A 31HA

Exhibit G – Page 3

API	Well Name
42127372830000	PILONCILLO A 31HB
42127372840000	PILONCILLO A 31HC
42127372850000	PILONCILLO A 31HD
42127372860000	PILONCILLO A 31HE
42127375540000	PILONCILLO A 41HW
42127375550000	PILONCILLO A 41HX
42127375560000	PILONCILLO A 41HY
42127375570000	PILONCILLO A 41HZ
42127379250000	PILONCILLO A 42HA
42127379260000	PILONCILLO A 42HB
42127379270000	PILONCILLO A 42HC
42127379280000	PILONCILLO A 42HD
42127379050000	PILONCILLO A 43HW
42127379060000	PILONCILLO A 43HX
42127379070000	PILONCILLO A 43HY
42127379080000	PILONCILLO A 43HZ
42127373170000	Piloncillo B 01 HB
42127373180000	Piloncillo B 01 HC
42127373190000	Piloncillo B 01 HY
42127373200000	Piloncillo B 01 HZ
42127338420000	PILONCILLO B 01H
42127377360000	PILONCILLO B 03HA
42127377370000	PILONCILLO B 03HB
42127377380000	PILONCILLO B 03HC
42127377290000	PILONCILLO B 04HA
42127377300000	PILONCILLO B 04HB
42127377310000	PILONCILLO B 04HC
42127376810000	Piloncillo B 06HX
42127376820000	Piloncillo B 06HY
42127376830000	Piloncillo B 06HZ
42127376840000	Piloncillo B 07HX
42127376850000	Piloncillo B 07HY
42127376860000	Piloncillo B 07HZ
42127377400000	PILONCILLO B 09HX
42127377410000	PILONCILLO B 09HY
42127377420000	PILONCILLO B 09HZ
42127338410100	PILONCILLO C 01H
42127343600100	PILONCILLO C 01V
42127351160000	PILONCILLO C 02H
42127351210000	PILONCILLO C 03H
42127339420100	PILONCILLO C 04HA

Exhibit G – Page 4

API	Well Name
42127365090000	PILONCILLO C 04HY
42127365110000	PILONCILLO C 04HZ
42127366300000	PILONCILLO C 05HD
42127365650000	PILONCILLO C 05HE
42127351470000	PILONCILLO C 06HA
42127351490000	PILONCILLO C 06HZ
42479410610100	PILONCILLO D 01H
42479412340000	PILONCILLO D 03H
42479432870000	PILONCILLO D 03HB
42479432880000	PILONCILLO D 03HC
42479420380000	PILONCILLO D 03HM
42479412160100	PILONCILLO D 04H
42479415960000	PILONCILLO D 04HA
42479415970000	PILONCILLO D 04HB
42479415980000	PILONCILLO D 04HC
42479415990000	PILONCILLO D 04HD
42479416000000	PILONCILLO D 04HE
42479412810000	PILONCILLO D 05HA
42479412820000	PILONCILLO D 05HB
42479412860000	PILONCILLO D 05HY
42479412850000	PILONCILLO D 05HZ
42479412510000	PILONCILLO D 06HA
42479413750000	PILONCILLO D 06HB
42479413510000	PILONCILLO D 07HA
42479413410000	PILONCILLO D 07HB
42479413520000	PILONCILLO D 07HL
42479413530000	PILONCILLO D 07HM
42479413420000	PILONCILLO D 08HA
42479413430000	PILONCILLO D 08HB
42479413440000	PILONCILLO D 08HC
42479432850000	PILONCILLO D 08HD
42479432890000	PILONCILLO D 08HE
42479432900000	PILONCILLO D 08HF
42479413460000	PILONCILLO D 08HL
42479432910000	PILONCILLO D 08HY
42479432920000	PILONCILLO D 08HZ
42479414120000	PILONCILLO D 09HA
42479414130000	PILONCILLO D 09HB
42479414140000	PILONCILLO D 09HC
42479414190000	PILONCILLO D 09HD
42479430560000	PILONCILLO D 09HE

Exhibit G – Page 5

API	Well Name
42479430570000	PILONCILLO D 09HF
42479430580000	PILONCILLO D 09HG
42479430590000	PILONCILLO D 09HH
42479414520000	PILONCILLO D 10HA
42479414530000	PILONCILLO D 10HB
42479414540000	PILONCILLO D 10HC
42479414610000	PILONCILLO D 10HL
42479415100000	PILONCILLO D 11HA
42479415080000	PILONCILLO D 11HB
42479415090200	PILONCILLO D 11HC
42479415110000	PILONCILLO D 11HD
42479416180000	PILONCILLO D 12HA
42479416130000	PILONCILLO D 12HB
42479416170000	PILONCILLO D 12HC
42479416140000	PILONCILLO D 12HD
42479416820000	PILONCILLO D 13HA
42479416870000	PILONCILLO D 13HB
42479416880000	PILONCILLO D 13HC
42479433140000	PILONCILLO D 13HD
42479433150000	PILONCILLO D 13HE
42479416720000	PILONCILLO D 14HA
42479416730000	PILONCILLO D 14HB
42479416740000	PILONCILLO D 14HW
42479416750000	PILONCILLO D 14HX
42479416760000	PILONCILLO D 14HY
42479416660000	PILONCILLO D 14HZ
42479416980000	PILONCILLO D 15HA
42479416990000	PILONCILLO D 15HB
42479417000000	PILONCILLO D 15HC
42479417010000	PILONCILLO D 15HD
42479417320000	PILONCILLO D 16HA
42479417330000	PILONCILLO D 16HB
42479432030000	PILONCILLO D 16HC
42479433550000	PILONCILLO D 16HE
42479432050000	PILONCILLO D 16HY
42479432060000	PILONCILLO D 16HZ
42479418120000	PILONCILLO D 17HA
42479418140000	PILONCILLO D 17HB
42479418130000	PILONCILLO D 17HC
42479418150000	PILONCILLO D 17HD
42479418170000	PILONCILLO D 17HE

Exhibit G – Page 6

API	Well Name
42479418180000	PILONCILLO D 17HF
42479421360000	PILONCILLO D 17HW
42479421370000	PILONCILLO D 17HX
42479421320000	PILONCILLO D 17HY
42479421380000	PILONCILLO D 17HZ
42479420330000	PILONCILLO D 18HA
42479420280000	PILONCILLO D 18HB
42479420370000	PILONCILLO D 18HC
42479420290000	PILONCILLO D 18HD
42479420300000	PILONCILLO D 18HE
42479420320000	PILONCILLO D 18HF
42479429610000	PILONCILLO D 18HG
42479429620000	PILONCILLO D 18HH
42479429650000	PILONCILLO D 18HI
42479429630000	PILONCILLO D 18HJ
42479429660000	PILONCILLO D 18HK
42479420980000	PILONCILLO D 19HA
42479421000000	PILONCILLO D 19HB
42479421010000	PILONCILLO D 19HC
42479421020000	PILONCILLO D 19HD
42479421030000	PILONCILLO D 19HE
42479431040000	PILONCILLO D 19HG
42479431060000	PILONCILLO D 19HH
42479431070000	PILONCILLO D 19HI
42479431750000	PILONCILLO D 19HZ
42479422070000	PILONCILLO D 20HA
42479422080000	PILONCILLO D 20HB
42479422100000	PILONCILLO D 20HD
42479422110000	PILONCILLO D 20HE
42479422120000	PILONCILLO D 20HV
42479422130000	PILONCILLO D 20HW
42479422060000	PILONCILLO D 20HX
42479422140000	PILONCILLO D 20HY
42479422150000	PILONCILLO D 20HZ
42479416780100	PILONCILLO D 21HA
42479416790000	PILONCILLO D 21HB
42479416800000	PILONCILLO D 21HC
42479416810000	PILONCILLO D 21HD
42479422260000	PILONCILLO D 22HA
42479422340000	PILONCILLO D 22HB
42479422270000	PILONCILLO D 22HC

Exhibit G – Page 7

API	Well Name
42479422280000	PILONCILLO D 22HD
42479422290000	PILONCILLO D 22HE
42479422300000	PILONCILLO D 22HF
42479422310000	PILONCILLO D 22HX
42479422320000	PILONCILLO D 22HY
42479422330000	PILONCILLO D 22HZ
42479417830000	PILONCILLO D 23HA
42479417840000	PILONCILLO D 23HB
42479417850000	PILONCILLO D 23HC
42479417860000	PILONCILLO D 23HD
42479417870000	PILONCILLO D 23HE
42479417880000	PILONCILLO D 23HF
42479417780000	PILONCILLO D 24HA
42479417790000	PILONCILLO D 24HB
42479417930000	PILONCILLO D 24HC
42479417800000	PILONCILLO D 24HD
42479417810000	PILONCILLO D 24HE
42479417820000	PILONCILLO D 24HZ
42479423870000	PILONCILLO D 25HA
42479423990000	PILONCILLO D 25HB
42479423970000	PILONCILLO D 25HC
42479423880000	PILONCILLO D 25HD
42479423980000	PILONCILLO D 25HE
42479423890000	PILONCILLO D 25HF
42479422870000	PILONCILLO D 26HA
42479422880000	PILONCILLO D 26HB
42479422890100	PILONCILLO D 26HC
42479422900000	PILONCILLO D 26HD
42479429790000	PILONCILLO D 26HN
42479429760000	PILONCILLO D 26HO
42479429800000	PILONCILLO D 26HP
42479423030000	PILONCILLO D 26HT
42479423090000	PILONCILLO D 26HU
42479423040000	PILONCILLO D 26HV
42479423050000	PILONCILLO D 26HW
42479423060000	PILONCILLO D 26HX
42479423070000	PILONCILLO D 26HY
42479423080000	PILONCILLO D 26HZ
42479411430100	PILONCILLO E 01HA
42479415700100	PILONCILLO E 01HB
42479412970100	PILONCILLO E 02HA

Exhibit G – Page 8

API	Well Name
42479435580000	PILONCILLO E 02HB
42479435590000	PILONCILLO E 02HC
42479435600000	PILONCILLO E 02HD
42479435610000	PILONCILLO E 02HE
42479412760000	PILONCILLO E 03H
42479416030000	PILONCILLO E 03HA
42479416040000	PILONCILLO E 03HB
42479416050000	PILONCILLO E 03HC
42479416060000	PILONCILLO E 03HD
42479412700000	PILONCILLO E 04H
42479415690000	PILONCILLO E 05HA
42479415680000	PILONCILLO E 05HB
42479415670000	PILONCILLO E 05HC
42479415660000	PILONCILLO E 05HD
42479415650000	PILONCILLO E 05HE
42479415720000	PILONCILLO E 05HL
42479417340000	PILONCILLO E 06HA
42479417350000	PILONCILLO E 06HB
42479417360000	PILONCILLO E 06HC
42479417370000	PILONCILLO E 06HD
42479417380000	PILONCILLO E 06HE
42479432010000	PILONCILLO E 06HF
42479432020000	PILONCILLO E 06HG
42479417410000	PILONCILLO E 06HL
42479432410100	PILONCILLO E 07HA
42479432420000	PILONCILLO E 07HB
42479434410000	PILONCILLO E 07HC
42479434400000	PILONCILLO E 07HD
42479439040000	PILONCILLO E 10HA
42479439050000	PILONCILLO E 10HB
42479439060000	PILONCILLO E 10HC
42479439070000	PILONCILLO E 10HD
42479439330000	PILONCILLO E 10HX
42479439080000	PILONCILLO E 10HY
42479439090000	PILONCILLO E 10HZ
42479436480000	PILONCILLO E 14HA
42479436490000	PILONCILLO E 14HB
42479436500000	PILONCILLO E 14HC
42479436510000	PILONCILLO E 14HD
42479436530000	PILONCILLO E 14HF
42479436540000	PILONCILLO E 14HG

Exhibit G – Page 9

API	Well Name
42479433220000	PILONCILLO E 15HA
42479433230000	PILONCILLO E 15HB
42479433240000	PILONCILLO E 15HC
42479433250000	PILONCILLO E 15HT
42479433260000	PILONCILLO E 15HU
42479421700000	PILONCILLO E 15HV
42479421710000	PILONCILLO E 15HW
42479421720000	PILONCILLO E 15HX
42479421730000	PILONCILLO E 15HY
42479421740000	PILONCILLO E 15HZ
42479436560000	PILONCILLO E 20HA
42479436570000	PILONCILLO E 20HB
42479436580000	PILONCILLO E 20HC
42479436590000	PILONCILLO E 20HD
42479436600000	PILONCILLO E 20HE
42479436610000	PILONCILLO E 20HF
42479436620000	PILONCILLO E 20HG
42479434520000	PILONCILLO E 21HA
42479434530000	PILONCILLO E 21HB
42479434540000	PILONCILLO E 21HC
42479434550000	PILONCILLO E 21HD
42479434560000	PILONCILLO E 21HE
42479434440000	PILONCILLO E 22HA
42479434450000	PILONCILLO E 22HB
42479434460000	PILONCILLO E 22HC
42479434470000	PILONCILLO E 22HD
42479439370000	PILONCILLO E 28HB
42479439380000	PILONCILLO E 28HC
42479439390000	PILONCILLO E 28HD
42479439400000	PILONCILLO E 28HE
42127379700000	PILONCILLO E 30HW
42127379710000	PILONCILLO E 30HX
42127379720000	PILONCILLO E 30HY
42127379730000	PILONCILLO E 30HZ
42479440240000	PILONCILLO E 31HA
42479440250000	PILONCILLO E 31HB
42479440260000	PILONCILLO E 31HC
42479440270000	PILONCILLO E 31HD
42479438530000	PILONCILLO E 31HW
42479438540000	PILONCILLO E 31HX
42479438550000	PILONCILLO E 31HY

Exhibit G – Page 10

API	Well Name
42479438560000	PILONCILLO E 31HZ
42479437440000	PILONCILLO E 32HA
42479437460000	PILONCILLO E 32HC
42479437470000	PILONCILLO E 32HD
42479437510000	PILONCILLO E 32HE
42479438680000	PILONCILLO E 32HW
42479438690000	PILONCILLO E 32HX
42479438700000	PILONCILLO E 32HY
42479438710000	PILONCILLO E 32HZ
42479434930000	PILONCILLO E 33HA
42479435000000	PILONCILLO E 33HB
42479435010000	PILONCILLO E 33HY
42479435020000	PILONCILLO E 33HZ
42479439740000	PILONCILLO E 34HA
42479439750000	PILONCILLO E 34HB
42479439760000	PILONCILLO E 34HC
42479439770000	PILONCILLO E 34HD
42479435690000	PILONCILLO E 34HV
42479435710000	PILONCILLO E 34HW
42479435700000	PILONCILLO E 34HX
42479435760000	PILONCILLO E 34HY
42479435770000	PILONCILLO E 34HZ
42479440460000	PILONCILLO E 35HA
42479440470000	PILONCILLO E 35HB
42479435630000	PILONCILLO E 35HV
42479435640000	PILONCILLO E 35HW
42479435650000	PILONCILLO E 35HX
42479435660000	PILONCILLO E 35HY
42479435670000	PILONCILLO E 35HZ
42479440390000	PILONCILLO E 36HA
42479440400000	PILONCILLO E 36HB
42479440410000	PILONCILLO E 36HC
42479435720000	PILONCILLO E 36HW
42479435730000	PILONCILLO E 36HX
42479435740000	PILONCILLO E 36HY
42479435750000	PILONCILLO E 36HZ
42127374180000	PILONCILLO E 44HA
42127374190000	PILONCILLO E 44HB
42127374990000	PILONCILLO E 44HC
42127375010000	PILONCILLO E 44HX
42127339960100	PILONCILLO F 01HA

Exhibit G – Page 11

API	Well Name
42127365150000	PILONCILLO F 01HD
42127365130000	PILONCILLO F 01HZ
42479416240000	PILONCILLO F 02HA
42479416250000	PILONCILLO F 02HB
42479416260000	PILONCILLO F 02HC
42479416270000	PILONCILLO F 02HD
42479416280000	PILONCILLO F 02HL
42479414480000	PILONCILLO F 03HA
42479414510100	PILONCILLO F 03HB
42479415760000	PILONCILLO F 03HC
42479414490000	PILONCILLO F 03HL
42479414500000	PILONCILLO F 03HZ
42479434730000	PILONCILLO F 05HA
42479434740000	PILONCILLO F 05HB
42479434750000	PILONCILLO F 05HY
42479434760000	PILONCILLO F 05HZ
42479433860000	PILONCILLO SWD D 1D

Exhibit G – Page 12